Exhibit 99.3

DELTA OIL & GAS INC.

RESERVE ESTIMATION AND
ECONOMIC EVALUATION

EXECUTIVE SUMMARY

HARTBURG, NEWTON COUNTY, TEXAS

Effective Date:  December 31, 2010

March 2, 2011
Delta Oil & Gas, Inc.
Suite 604, 700 West Pender Street
Vancouver, British Columbia V6C

Attention: Mr. Kulwant Sandher

RE:         Delta Oil & Gas, Inc.
Reserve Estimation and Economic Evaluation

At your request and authorization, AJM Petroleum Consultants ("AJM") has prepared an independent evaluation of certain oil and gas assets of Delta Oil & Gas, Inc. ("Delta"), effective December 31, 2010.

This report has been prepared for the exclusive use of Delta Oil & Gas, Inc. for corporate reporting purposes and no part thereof shall be reproduced, distributed or made available to any other person, company, regulatory body or organization pursuant to Part 5 Section 5.7 of NI 51-101. AJM Petroleum Consultants hereby gives its consent to the use of its name and to the said estimates pursuant to Part 5 Section 5.7 Item (2) of NI51-101.

Pursuant to Part 2 Item 2.1 and 2.2 of Form NI 51-101Fi, this report documents the results of the evaluation with the following tables summarizing the total corporate reserves and value:

•      Table 1 — summary of total corporate reserves and value using forecast prices and costs; and
•      Table 2 — reserves reconciliation.

AJM was provided the following US tax pools from Delta Oil & Gas, Inc. effective December 31, 2010 in US dollars.

$ Thousands
NOL Pool	$1,695.28
Total	$1,695.28

Per NI 51-101 corporate general and administrative expenses and financing costs are not deducted.

Delta Oil & Gas, Inc.
Reserve Estimation and Economic Evaluation

The oil and gas reserves calculations and income projections, upon which this report is based, were estimated in accordance with the Canadian Oil and Gas Evaluation Handbook (COGEH) and National Instrument 51-101 (NI 51-101). The Evaluation Procedure section included in this report details the reserves definitions, price and market demand forecasts and general procedure used by AJM in its determination of this evaluation. The extent and character of ownership and all factual data supplied by Delta Oil & Gas, Inc. were accepted as presented (see Representation Letter attached within).

This report contains forward looking statements including expectations of future production and capital expenditures. Information concerning reserves may also be deemed to be forward looking as estimates imply that the reserves described can be profitably produced in the future. These statements are based on current expectations that involve a number of risks and uncertainties, which could cause the actual results to differ from those anticipated. These risks include, but are not limited to: the underlying risks of the oil and gas industry (i.e. operational risks in development, exploration and production; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the uncertainty of reserves estimates; the uncertainty of estimates and projections relating to production, costs and expenses, political and environmental factors), and commodity price and exchange rate fluctuation. Present values for various discount rates documented in this report may not necessarily represent fair market value of the reserves.

A Boe conversion ratio of 6 Mcf:1 barrel has been used within this report. This conversion ratio is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

No value has been assigned in this evaluation for non-reserve lands.

AJM Petroleum Consultants is pleased to present its independent reserves evaluation report for Delta Oil & Gas, Inc., effective December 31, 2010 in satisfaction of Part 2 Section 2.1 Item 2 of NI 51-101 and Form 51-10312, without reservation.

Yours truly,

AJM Petroleum Consultants

Original signed by: "Douglas S. Ashton"

/s/  Douglas S. Ashton
Douglas S. Ashton, P. Eng.
Vice President

/ct

Delta Oil & Gas Inc.
TABLE 2
RESERVES RECONCILIATION SUMMARY
Working Interest

Opening: AJM June 30, 2010 Forecast Pricing

Closing: AJM December 31, 2010 Forecast Pricing

	Proved Developed Producing						Proved						Probable						Proved Plus Probable					
	Light & Medium Oil	Heavy Oil	Assoc & Non Assoc Gas	Coalbed Methane	NGL	BOE	Light & Medium Oil	Heavy Oil	Assoc & Non Assoc Gas	Coalbed Methane	NGL	BOE	Light & Medium Oil	Heavy Oil	Assoc & Non Assoc Gas	Coalbed Methane	NGL	BOE	Light & Medium Oil	Heavy Oil	Assoc & Non Assoc Gas	Coalbed Methane	NGL	BOE
	Mstb	Mstb	MMcf	MMcf	Mboe	Mboe	Mstb	Mstb	MMcf	MMcf	Mboe	Mboe	Mstb	Mstb	MMcf	MMcf	Mboe	Mboe	Mstb	Mstb	MMcf	MMcf	Mboe	Mboe
Opening Balance	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Production	-1.5	0.0	0.0	0.0	0.0	-1.5	-1.5	0.0	0.0	0.0	0.0	-1.5	0.0	0.0	0.0	0.0	0.0	0.0	-1.5	0.0	0.0	0.0	0.0	-1.5
Technical Revisions													0.0	0.0	0.0	0.0	0.0	0.0						
Technical Revision	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Working Interest Errors	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Facility Changes	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Abandonment	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Revisions Other	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Eval Date Rollover	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Logical Entity Change	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
System Admin	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Software Upgrade	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Extensions & Improved Recovery													0.0	0.0	0.0	0.0	0.0	0.0						
Drilling Extensions	0.0	0.0	0.0	0.0	0.0	0.0	51.7	0.0	39.1	0.0	0.2	58.4	131.4	0.0	181.2	0.0	0.9	162.5	183.1	0.0	220.3	0.0	1.1	220.9
Improved Recovery	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Recompletion/Workover	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Category Transfer	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Enhanced Recovery	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Exploration Discoveries	15.6	0.0	0.0	0.0	0.0	15.6	15.6	0.0	0.0	0.0	0.0	15.6	6.1	0.0	0.0	0.0	0.0	6.1	21.8	0.0	0.0	0.0	0.0	21.8
Acquisition	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Dispositions	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Economic Factors													0.0	0.0	0.0	0.0	0.0	0.0						
Economic Factors	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
NI 51-101 Regulations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Infill Drilling	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Closing Balance	14.1	0.0	0.0	0.0	0.0	14.1	65.8	0.0	39.1	0.0	0.2	72.6	137.5	0.0	181.2	0.0	0.9	168.6	203.4	0.0	220.3	0.0	1.1	241.2

Light and Medium Oil contains Shale Oil, Heavy includes Bitumen and Ultra Heavy, Assoc and Non-Assoc Gas includes Shale Gas and Gas Hydrate.

Independent Petroleum Consultants Consent

The undersigned firm of Independent Qualified Reserves Evaluators and Auditors of Calgary, Alberta, Canada has prepared an independent evaluation of reserves and future net revenues derived therefrom, of the Petroleum and Natural Gas assets of the interests of Delta Oil & Gas, Inc. according to the Canadian Oil and Gas Evaluation Handbook. If required, these reserves and future net revenues were estimated using forecast prices and costs (before and after income taxes) according to the requirements of National Instrument 51-101 (NI 51-101). The effective date of this evaluation is December 31, 2010.

In the course of the evaluation, Delta Oil & Gas, Inc. provided AJM Petroleum Consultants personnel with basic information which included land, well and accounting (product prices and operating costs) information; reservoir and geological studies, estimates of on-stream dates for certain properties, contract information, budget forecasts and financial data. Other engineering, geological or economic data required to conduct the evaluation and upon which this report is based, were obtained from public records, other operators and from AJM Petroleum Consultants non confidential files. The extent and character of ownership and accuracy of all factual data supplied for the independent evaluation, from all sources, has been accepted.

A "Representation Letter" dated February 17, 2011 and signed by both the President and Chief Financial Officer was received from Delta Oil & Gas, Inc. prior to the finalization of this report. This letter specifically addressed the accuracy, completeness and materiality of all the data and information that was supplied to us during the course of our evaluation of Delta Oil & Gas, Inc.'s reserves and net present values. This letter is included within.

A field inspection and environmental/safety assessment of the properties was beyond the scope of the engagement of AJM Petroleum Consultants and none was carried out. The "Representation Letter" received from Delta Oil & Gas, Inc. provided assurance that no additional information necessary for the completion of our assignment would have been obtained by a field inspection.

The accuracy of any reserve and production estimates is a function of the quality and quantity of available data and of engineering interpretation and judgment. While reserve and production estimates presented herein are considered reasonable, and adhere to the COGE Handbook and NI 51-101(as applicable), the estimates should be accepted with the understanding that reservoir performance subsequent to the date of the estimate may justify revision, either upward or downward.

Revenue projections presented in this report are based in part on forecasts of market prices, current exchange rates, inflation, market demand and government policy which are subject to uncertainties and may in future differ materially from the forecasts herein. Present values of future net revenues documented in this report do not necessarily represent the fair market value of the reserves evaluated herein.

PERMIT TO PRACTICE AJM Petroleum Consultants Permit Number: P-7149 The Association of Professional Engineers, Geologists and Geophysicists of Alberta

CERTIFICATE OF QUALIFICATION

I, D. S. Ashton, a Professional Engineer, of the 6th Floor, 425 —1st Street S.W., Calgary, Alberta, Canada hereby certify that:

1.
I am an associate of AJM Petroleum Consultants, which company did prepare a detailed analysis of certain United States oil and gas assets of the interests of Delta Oil & Gas, Inc. The effective date of this evaluation is December 31, 2010.

2.	I do not have, nor do I expect to receive any direct or indirect interest in the properties evaluated in this report or in the securities of Delta Oil & Gas, Inc.

3.
I attended the University of Calgary and graduated with a Bachelor of Science Degree in Chemical Engineering in 1992; that I am a Registered Professional Engineer in the Province of Alberta; and I have in excess of nineteen years of experience in engineering in Western Canadian oil and gas fields.

4.
A personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of information available from the files of the interest owners of the properties and the appropriate provincial regulatory authorities.

Original signed by: "D. S. Ashton"
D. S. Ashton, P. Eng.

March 1, 2011
Date

CERTIFICATE OF QUALIFICATION

I, D. L. Horbachewski, a Professional Geologist, of the 6th Floor, 425 —1st St. S.W., Calgary, Alberta,

Canada hereby certify that:

1.
I am an associate of AJM Petroleum Consultants, which company did prepare a detailed analysis of certain United States oil and gas assets of the interests of Delta Oil & Gas, Inc. The effective date of this evaluation is December 31, 2010.

2.	I do not have, nor do I expect to receive any direct or indirect interest in the properties evaluated in this report or in the securities of Delta Oil & Gas, Inc.

3.
I attended the University of Calgary and graduated with a Bachelor of Science Degree in Geology in 1999; that I am a Registered Professional Geologist in the Province of Alberta; and I have in excess of twelve years experience in geological evaluations of Western Canadian oil and gas fields.

4.
A personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of information available from the files of the interest owners of the properties and the appropriate provincial regulatory authorities.

Original signed by: "D. L. Horbachewski"
D.L. Horbachewski, P. Geol.

March 1, 2011
Date

CERTIFICATE OF QUALIFICATION

I, M. R. Price, a Professional Geologist, of the 6th Floor, 425 — 1st Street S.W., Calgary, Alberta, Canada hereby certify that:

1.
I am an employee of AJM Petroleum Consultants, which company did prepare a detailed analysis of certain United States oil and gas assets of the interests of Delta Oil & Gas, Inc. The effective date of this evaluation is December 31, 2010.

2.	I do not have, nor do I expect to receive any direct or indirect interest in the properties evaluated in this report or in the securities of Delta Oil & Gas, Inc.

3.
I attended the University of Calgary and graduated with a Bachelor of Science in Geology in 2006; that I am a Registered Professional Geologist in the Province of Alberta; and I have in excess of five years of experience in geological exploration and evaluations of Western Canadian and International oil and gas fields.

4.
A personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of information available from the files of the interest owners of the properties and the appropriate provincial regulatory authorities.

Original signed by: "M. R. Price"
M. R. Price, P. Geol.

March 1, 2011
Date

FORM 51-101 F2
REPORT ON RESERVES DATA
BY
INDEPENDENT QUALIFIED RESERVES
EVALUATOR OR AUDITOR

To the Board of Directors of Delta Oil & Gas, Inc. (the "Company"):

1.
We have evaluated the Company's reserves data as at December 31, 2010. The reserves data are estimates of proved reserves and probable reserves and related future net revenue as at December 31, 2010 estimated using forecast prices and costs.

2.	The reserves data are the responsibility of the Company's management. Our responsibility is to express an opinion on the reserves data based on our evaluation.

We carried out our evaluation in accordance with standards set out in the Canadian Oil and Gas Evaluation Handbook (the "COGE Handbook") prepared jointly by the Society of Petroleum Evaluation Engineers (Calgary Chapter) and the Canadian Institute of Mining, Metallurgy & Petroleum (Petroleum Society).

3.
Those standards require that we plan and perform an evaluation to obtain reasonable assurance as to whether the reserves data are free of material misstatement. An evaluation also includes assessing whether the reserves data are in accordance with principles and definitions presented in the COGE Handbook.

4.
The following table sets forth the estimated future net revenue (before deduction of income taxes) attributed to proved plus probable reserves, estimated using forecast prices and costs and calculated using a discount rate of 10 percent, included in the reserves data of the Company evaluated by us for the year end December 31, 2010 and identifies the respective portions thereof that we have evaluated and reported on to the Company's management/Board of Directors:

Independent
Qualified	Delta Oil & Gas, Inc.		Net Present Value of Future Net Revenue
Reserves	Reserve Estimation and	Location of Reserves	($M, before income taxes, 10% discount rate)
Evaluator or	Economic Evaluation	(Country or Foreign
Auditor		Geographic Area)	Audited Evaluated Reviewed Total
AJM Petroleum Consultants	March 2, 2011	United States	$4,885.2 $4,885.2

5.
In our opinion, the reserves data respectively evaluated by us have, in all material respects, been determined and are in accordance with the COGE Handbook, consistently applied. We express no opinion on the reserves data that we reviewed but did not audit or evaluate.

6.	We have no responsibility to update our reports referred to in paragraph 4 for events and circumstances occurring after their respective preparation dates.

7.	Because the reserves data are based on judgments regarding future events, actual events will vary and the variations may be material.

Executed as to our report referred to above:

AJM Petroleum Consultants Fifth
Avenue Place, East Tower 6th
Floor, 425 —1st Street S.W.
Calgary, Alberta
T2P 3P8

Original signed by: "Douglas S. Ashton"
Douglas S. Ashton, P. Eng.
Vice President Engineering
Execution date: March 2, 2011

TABLE OF CONTENTS

Executive Summary

United States

• Property Location Map

• AJM 2010 12 31 Forecast Price (CAD) — Corporate Summary

• NI 51-101 Summary Table

• AJM 2010 12 31 Forecast Price (USD) — Corporate Summary

United States — Price Sensitivity

• AJM SEC 12 Month Average December 1, 2010 (CAD) — Corporate Summary

• AJM SEC 12 Month Average December 1, 2010 (USD) — Corporate Summary

• Corporate Summary

Economics

United States

• AJM Petroleum Consultants 2010 12 31 Forecast Price (CAD)

• AJM Petroleum Consultants 2010 12 31 Forecast Price (USD)

United States

• Price Sensitivity —AJM SEC 12 Month Average December 1, 2010 (CAD)

• Price Sensitivity —AJM SEC 12 Month Average December 1, 2010 (USD)

Evaluation Procedure

Effective Date: December 31, 2010

NEW MEXICO
OKLAHOMA
TEXAS
MEXICO
El Paso
Dallas
Austin
Houston
San Antonio
Corpus Christi
Hartburg, Newton County
USA
MEXICO
Gulf of Mexico

★ Evaluated Property

ajm Petroleum Consultants

Delta Oil & Gas Inc.
Property Location Map
Effective December 31, 2010

By : kma		Date : 2011/03/01
Project : del loc		
Source : http://gis2.rrc.state.tx.us/public/viewer2.htm

UNITED STATES

OIL & GAS ASSETS

(CANADIAN DOLLARS)

Delta Oil & Gas Inc.
DETAILED ECONOMIC SUMMARY
AJM December 31, 2010 Forecast Pricing (CAD)

Effective December 31, 2010	United States						Page 1 of 1

		PDP	PDNP	PUD	TP	PB	P+P
Light and Medium Oil	Mbbl
Ultimate Remaining		65.0	0.0	161.6	226.6	441.3	667.9
WI Before Royalty		14.1	0.0	51.7	65.8	137.5	203.4
WI After Royalty		10.6	0.0	38.8	49.4	103.2	152.5
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		10.6	0.0	38.8	49.4	103.2	152.5
Total Oil	Mbbl
Ultimate Remaining		65.0	0.0	161.6	226.6	441.3	667.9
WI Before Royalty		14.1	0.0	51.7	65.8	137.5	203.4
WI After Royalty		10.6	0.0	38.8	49.4	103.2	152.5
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		10.6	00	38.8	49.4	103.2	152.5
Sales Gas	MMcf
Ultimate Remaining		0.0	0.0	122.2	122.2	640.9	763.1
WI Before Royalty		0.0	0.0	39.1	39.1	181.2	220.3
WI After Royalty		0.0	0.0	29.3	29.3	135.9	165.2
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		0.0	0.0	29.3	29.3	135.9	165.2
NGLs	Mbbl
Ultimate Remaining		0.0	0.0	0.6	0.6	3.2	3.8
WI Before Royalty		0.0	0.0	0.2	0.2	0.9	1.1
WI After Royalty		0.0	0.0	0.1	0.1	0.7	0.8
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		0.0	0.0	0.1	0.1	0.7	0.8
MBOE	Mboe
Ultimate Remaining		65.0	0.0	182.5	247.5	551.4	798.9
WI Before Royalty		14.1	0.0	58.4	72.6	168.6	241.2
WI After Royalty		10.6	0.0	43.8	54.4	126.5	180.9
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		10.6	0.0	43.8	54.4	126.5	180.9
Net Present Values - BTAX	1111$
Undiscounted		775.5	0.0	2,867.8	3,643.3	4,449.0	8,092.3
Discounted at 5%		704.7	0.0	2,176.9	2,881.5	3,082.5	5,964.1
Discounted at 10%		647.0	0.0	1,830.2	2,477.2	2,408.0	4,885.2
Discounted at 15%		599.3	0.0	1,573.9	2,173.2	1,892.8	4,066.0
Discounted at 20%		559.2	0.0	1,368.5	1,927.7	1,499.2	3,426.9
Light & Medium Oil includes Shale Oil. Heavy Oil Includes Ultra Heavy in Alberta and Bitumen. Sales Gas includes Solution gas, Associated and Non- Associated gas, Coalbed Methane, Shale gas and Hydrates.

Delta Oil & Gas Inc.
DETAILED RESERVES AND PRESENT VALUE
AJM December 31, 2010 Forecast Pricing (CAD)
United States

Effective December 31, 2010					Proved Developed Producing									Page 1 of 1
				Oil		Sales Gas			NGL			BOE		Present Value
		Avg
Location	Formation	Int Category	WI	RI	Net	WI RI	Net	WI	RI	Net	WI	RI	Net	0% 5%	10%
		%	Mstb	Mstb	Mstb	MMcf MMcf	MMcf	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	M$ M$	M$
United States
Texas
Hartburg
Nadsoil Donner #1 - L Hackberry	Lower Hackbetry	21.75 POP	14.1	0.0	10.6	0.0 0.0	0.0	0.0	0.0	0.0	14.1	0.0	10.6	775.5 704.7	647.0
Hartburg			14.1	0.0	10.6	0.0 0.0	0.0	0.0	0.0	0.0	14.1	0.0	10.6	775.5 704.7	647.0
Texas			14.1	0.0	10.6	0.0 0.0	0.0	0.0	0.0	0.0	14.1	0.0	10.6	775.5 704.7	647.0
United States			14.1	0.0	10.6	0.0 0.0	0.0	0.0	0.0	0.0	14.1	0.0	10.6	775.5 704.7	647.0
Total			14.1	0.0	10.6	0.0 0.0	0.0	0.0	0.0	0.0	14.1	0.0	10.6	775.5 704.7	647.0

Effective December 31, 2010 | Proved | Page 1 of 1

Location	Formation	Avg Int %	Category	Oil WI Mstb	Oil RI Mstb	Oil Net Mstb	Sales Gas WI MMcf	Sales Gas RI MMcf	Sales Gas Net MMcf	NGL WI Mstb	NGL RI Mstb	NGL Net Mstb	BOE WI Mstb	BOE RI Mstb	BOE Net Mstb	Present Value 0% M$	Present Value 5% M$	Present Value 10% M$
United States																		
Texas																		
Harburg				65.8	0.0	49.4	39.1	0.0	29.3	0.2	0.0	0.1	72.6	0.0	54.4	3,643.3	2,881.5	2,477.2
Texas				65.8	0.0	49.4	39.1	0.0	29.3	0.2	0.0	0.1	72.6	0.0	54.4	3,643.3	2,881.5	2,477.2
United States				65.8	0.0	49.4	39.1	0.0	29.3	0.2	0.0	0.1	72.6	0.0	54.4	3,643.3	2,881.5	2,477.2
Total				65.8	0.0	49.4	39.1	0.0	29.3	0.2	0.0	0.1	72.6	0.0	54.4	3,643.3	2,881.5	2,477.2

Effective December 31, 2010 | Proved Plus Probable | Page 1 of 1

Location	Formation	Avg Int Category	Oil			Sales Gas			NGL			BOE			Present Value		
			WI	RI	Net	WI	RI	Net	WI	RI	Net	WI	RI	Net	0%	5%	10%
		%	Mstb	Mstb	Mstb	MMcf	MMcf	MMcf	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	M$	M$	M$
United States																	
Texas																	
Hartburg			203.4	0.0	152.5	220.3	0.0	165.2	1.1	0.0	0.8	241.2	0.0	180.9	8,092.3	5,964.1	4,885.2
Texas			203.4	0.0	152.5	220.3	0.0	165.2	1.1	0.0	0.8	241.2	0.0	180.9	8,092.3	5,964.1	4,885.2
United States			203.4	0.0	152.5	220.3	0.0	165.2	1.1	0.0	0.8	241.2	0.0	180.9	8,092.3	5,964.1	4,885.2
Total			203.4	0.0	152.5	220.3	0.0	165.2	1.1	0.0	0.8	241.2	0.0	180.9	8,092.3	5,964.1	4,885.2

ajm

Delta Oil & Gas Inc.
PRODUCTION AND REVENUE FORECAST
Company Share
AJM December 31, 2010 Forecast Pricing (CAD)
2011

Location	Formation	Category	Company Share Oil & NGL Mbbl	Company Share Gas MMcf	Total Revenue M$	Crown Royalty M$	FH & ORR M$	Oper Exp M$	Aband Costs M$	Min Tax & SCC M$	Invest M$	Cash Flow M$
United States												
Texas												
Hartburg			5	0	296.7	0.0	0.0	6.8	0.0	17.5	0.0	272.4
Texas			**5**	**0**	**296.7**	**0.0**	**0.0**	**6.8**	**0.0**	**17.5**	**0.0**	**272.4**
United States			**5**	**0**	**296.7**	**0.0**	**0.0**	**6.8**	**0.0**	**17.5**	**0.0**	**272.4**
Total			**5**	**0**	**296.7**	**0.0**	**0.0**	**6.8**	**0.0**	**17.5**	**0.0**	**272.4**

Delta Oil & Gas Inc.
PRODUCTION AND REVENUE FORECAST
Company Share
AJM December 31, 2010 Forecast Pricing (CAD)
2011

Effective December 31, 2010 | Proved | Page 1 of 1

Location	Formation	Category	Company Share Oil & NGL Mbbl	Company Share Gas MMcf	Total Revenue M$	Crown Royalty M$	FH & ORR M$	Oper Exp M$	Aband Costs M$	Min Tax & SCC M$	Invest M$	Cash Flow M$
United States												
Texas												
Hartburg			7	0	444.2	0.0	0.0	10.4	0.0	26.2	384.0	23.6
Texas			**7**	**0**	**444.2**	**0.0**	**0.0**	**10.4**	**0.0**	**26.2**	**384.0**	**23.6**
United States			**7**	**0**	**444.2**	**0.0**	**0.0**	**10.4**	**0.0**	**26.2**	**384.0**	**23.6**
Total			**7**	**0**	**444.2**	**0.0**	**0.0**	**10.4**	**0.0**	**26.2**	**384.0**	**23.6**

Delta Oil & Gas Inc.
PRODUCTION AND REVENUE FORECAST
Company Share
AJM December 31, 2010 Forecast Pricing (CAD)
2011

Effective December 31, 2010 | Proved Plus Probable | Page 1 of 1

Location	Formation	Category	Company Share Oil & NGL Mbbl	Company Share Gas MMcf	Total Revenue M$	Crown Royalty M$	FH & ORR M$	Oper Exp M$	Aband Costs M$	Min Tax & SCC M$	Invest M$	Cash Flow M$
United States												
Texas												
Harburg			7	0	448.0	0.0	0.0	10.5	0.0	26.4	384.0	27.1
Texas			7	0	448.0	0.0	0.0	10.5	0.0	26.4	384.0	27.1
United States			7	0	448.0	0.0	0.0	10.5	0.0	26.4	384.0	27.1
Total			7	0	448.0	0.0	0.0	10.5	0.0	26.4	384.0	27.1

ajm

Delta Oil & Gas Inc.
NI 51-101 FORECAST CASE
OIL AND GAS RESERVES SUMMARY
AJM December 31, 2010 Forecast Pricing (CAD)

VOLUMES IN IMPERIAL UNITS

CATEGORY	Oil: Light, Medium and Shale W.I Gross Mstb	Oil: Light, Medium and Shale Co. Share Net Mstb	Oil: Heavy W.I Gross Mstb	Oil: Heavy Co. Share Net Mstb	Oil: Bitumen W.I Gross Mstb	Oil: Bitumen Co. Share Net Mstb	Natural Gas: Solution W.I Gross MMcf	Natural Gas: Solution Co. Share Net MMcf	Natural Gas: Associated and Non-Associated W.I Gross MMcf	Natural Gas: Associated and Non-Associated Co. Share Net MMcf	Natural Gas: Coalbed Methane W.I Gross MMcf	Natural Gas: Coalbed Methane Co. Share Net MMcf	Natural Gas Liquids W.I Gross Mstb	Natural Gas Liquids Co. Share Net Mstb	Sulphur W.I Gross Mlt	Sulphur Co. Share Net Mlt	Total BOE W.I Gross Mboe	Total BOE Co. Share Net Mboe
PDP	14.1	10.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	14.1	10.6
PUD	51.7	38.8	0.0	0.0	0.0	0.0	0.0	0.0	39.1	29.3	0.0	0.0	0.2	0.1	0.0	0.0	58.4	43.8
TP	65.8	49.4	0.0	0.0	0.0	0.0	0.0	0.0	39.1	29.3	0.0	0.0	0.2	0.1	0.0	0.0	72.6	54.4
PB	137.5	103.2	0.0	0.0	0.0	0.0	0.0	0.0	181.2	135.9	0.0	0.0	0.9	0.7	0.0	0.0	168.6	126.5
P+P	203.4	152.5	0.0	0.0	0.0	0.0	0.0	0.0	220.3	165.2	0.0	0.0	1.1	0.8	0.0	0.0	241.2	180.9

VOLUMES IN METRIC UNITS

CATEGORY	Oil: Light, Medium and Shale W.I Gross E3m3	Oil: Light, Medium and Shale Co. Share Net E3m3	Oil: Heavy W.I Gross E3m3	Oil: Heavy Co. Share Net E3m3	Oil: Bitumen W.I Gross E3m3	Oil: Bitumen Co. Share Net E3m3	Natural Gas: Solution W.I Gross E6m3	Natural Gas: Solution Co. Share Net E6m3	Natural Gas: Associated and Non-Associated W.I Gross E6m3	Natural Gas: Associated and Non-Associated Co. Share Net E6m3	Natural Gas: Coalbed Methane W.I Gross E6m3	Natural Gas: Coalbed Methane Co. Share Net E6m3	Natural Gas Liquids W.I Gross E3m3	Natural Gas Liquids Co. Share Net E3m3	Sulphur W.I Gross E3t	Sulphur Co. Share Net E3t	Total BOE W.I Gross E3m3e	Total BOE Co. Share Net E3m3e
PDP	2.2	1.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.2	1.7
PUD	8.2	6.2	0.0	0.0	0.0	0.0	0.0	0.0	1.1	0.8	0.0	0.0	0.0	0.0	0.0	0.0	9.3	7.0
TP	10.5	7.8	0.0	0.0	0.0	0.0	0.0	0.0	1.1	0.8	0.0	0.0	0.0	0.0	0.0	0.0	11.5	8.6
PB	21.9	16.4	0.0	0.0	0.0	0.0	0.0	0.0	5.1	3.8	0.0	0.0	0.1	0.1	0.0	0.0	26.8	20.1
P+P	32.3	24.2	0.0	0.0	0.0	0.0	0.0	0.0	6.2	4.7	0.0	0.0	0.2	0.1	0.0	0.0	38.3	28.7

Heavy includes Ultra Heavy in Alberta

Delta Oil & Gas Inc.
NI 51-101 FORECAST CASE
SUMMARY OF NET PRESENT VALUES OF FUTURE NET REVENUE - WITH CORPORATE TAX POOLS
AJM December 31, 2010 Forecast Pricing (CAD)

	Before Income Taxes					After Income Taxes					Unit Value Before Income Taxes
	0%	5%	10%	15%	20%	0%	5%	10%	15%	20%	Discounted at 10%
RESERVES CATEGORY	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	$/boe
Proved Developed Producing	775.5	704.7	647.0	599.3	559.2	775.5	704.7	647.0	599.3	559.2	61.01
Proved Undeveloped	2,867.8	2,176.9	1,830.2	1,573.9	1,368.5	2,867.8	2,176.9	1,830.2	1,573.9	1,368.5	41.78
Proved	3,643.3	2,881.5	2,477.2	2,173.2	1,927.7	3,643.3	2,881.5	2,477.2	2,173.2	1,927.7	45.53
Probable	4,449.0	3,082.5	2,408.0	1,892.8	1,499.2	4,449.0	3,082.5	2,408.0	1,892.8	1,499.2	19.04
Proved Plus Probable	8,092.3	5,964.1	4,885.2	4,066.0	3,426.9	8,092.3	5,964.1	4,885.2	4,066.0	3,426.9	27.01

Taxpool: Delta Oil & Gas US Tax Pools (CAD) Vintage: Delta Oil & Gas US Tax Pools (CAD) : United States. Unit Value calculation based on Net BOE reserves.

Delta Oil & Gas Inc.
NI 51-101 FORECAST CASE
TOTAL FUTURE NET REVENUE - WITH CORPORATE TAX POOLS
AJM December 31, 2010 Forecast Pricing (CAD)

CATEGORY	Revenue*	Royalties	Operating Costs	Investment Costs	Well Abandonment Costs	Future Net Revenue Before Income Taxes	Income Taxes	Future Net Revenue After Income Taxes
	M$	M$	M$	M$	M$	M$	M$	M$
Proved Developed Producing	936.0	55.1	105.4	0.0	0.0	775.5	0.0	775.5
Proved Undeveloped	4,006.8	236.0	408.3	438.5	56.3	2,867.8	0.0	2,867.8
Proved	4,942.9	291.1	513.6	438.5	56.3	3,643.3	0.0	3,643.3
Probable	14,296.6	842.1	8,952.4	20.0	33.2	4,449.0	0.0	4,449.0
Proved Plus Probable	19,239.5	1,133.2	9,466.0	458.4	89.6	8,092.3	0.0	8,092.3

Taxpool: Delta Oil & Gas US Tax Pools (CAD) Vintage: Delta Oil & Gas US Tax Pools (CAD) : United States. *Revenue includes product revenue and other income from facilities, wells and corporate if specified.

ajm

Delta Oil & Gas Inc.
NI 51-101 FORECAST CASE
UNIT VALUE OF NET RESERVES BY PRODUCTION GROUP
AJM December 31, 2010 Forecast Pricing (CAD)

	Reserves					
	Oil	Gas	NGL	BOE	NPV	Unit Value
	Net	Net	Net	Net	10%	
	Mbbl	MMcf	Mbbl	boe	M$	$/boe
LIGHT & MEDIUM OIL						
Proved Developed Producing	10.6	0.0	0.0	10,605.4	647.0	61.01
Proved Undeveloped	38.8	0.0	0.0	38,775.1	1,826.0	47.09
Proved	49.4	0.0	0.0	49,380.5	2,473.0	50.08
Probable	103.2	0.0	0.0	103,156.5	2,352.1	22.80
Proved Plus Probable	152.5	0.0	0.0	152,537.0	4,825.1	31.63
ASSOCIATED AND NON-ASSOCIATED GAS						
Proved Undeveloped	0.0	29.3	0.1	5,033.6	4.2	0.83
Proved	0.0	29.3	0.1	5,033.6	4.2	0.83
Probable	0.0	135.9	0.7	23,328.8	56.0	2.40
Proved Plus Probable	0.0	165.2	0.8	28,362.4	60.2	2.12
TOTAL						
Proved Developed Producing	10.6	0.0	0.0	10,605.4	647.0	61.01
Proved Undeveloped	38.8	29.3	0.1	43,808.7	1,830.2	41.78
Proved	49.4	29.3	0.1	54,414.1	2,477.2	45.53
Probable	103.2	135.9	0.7	126,485.3	2,408.0	19.04
Proved Plus Probable	152.5	165.2	0.8	180,899.4	4,885.2	27.01

* Heavy includes ultra heavy in Alberta

DELTA OIL & GAS INC.
RECONCILIATION OF COMPANY GROSS RESERVES BY PRINCIPAL PRODUCT TYPE
UNITED STATES

Opening: AJM December 31, 2009 Forecast Pricing
Closing: AJM December 31, 2010 Forecast Pricing

Effective December 31, 2010

Page 1 of 1

	Light & Medium Oil			Heavy Oil			Associated & Non-Associated Gas			Coalbed Methane		
	Gross Proved	Gross Probable	Gross Proved + Probable	Gross Proved	Gross Probable	Gross Proved + Probable	Gross Proved	Gross Probable	Gross Proved + Probable	Gross Proved	Gross Probable	Gross Proved + Probable
	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	MMcf	MMcf	MMcf	MMcf	MMcf	MMcf
Opening Balance	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Production	-1.5	0.0	-1.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discovery	15.6	6.1	21.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Extension	51.7	131.4	183.1	0.0	0.0	0.0	39.1	181.2	220.3	0.0	0.0	0.0
Improved Recovery	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Infill Drilling	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Technical Revision	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Acquisition	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disposition	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Economic Factors	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Closing Balance	65.8	137.5	203.4	0.0	0.0	0.0	39.1	181.2	220.3	0.0	0.0	0.0

Technical Revisions is the sum of Revision, NI 51-101, WI Errors, Facility Changes
Extensions is the sum of Extensions, Recompletion, Transfers

ajm

UNITED STATES

OIL & GAS ASSETS

(US DOLLARS)

Delta Oil & Gas Inc.
DETAILED ECONOMIC SUMMARY
AJM US December 31, 2010 Forecast Pricing (USD)

Effective December 31, 2010		United States					Page 1 of 1
		PDP	PDNP	PUD	TP	PB	P+P
Light and Medium Oil	Mbbl
Ultimate Remaining		65.0	0.0	161.6	226.6	441.3	667.9
WI Before Royalty		14.1	0.0	51.7	65.8	137.5	203.4
WI After Royalty		10.6	0.0	38.8	49.4	103.2	152.5
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		10.6	0.0	38.8	49.4	103.2	152.5
Total Oil	Mbbl
Ultimate Remaining		65.0	0.0	161.6	226.6	441.3	667.9
WI Before Royalty		14.1	0.0	51.7	65.8	137.5	203.4
WI After Royalty		10.6	0.0	38.8	49.4	103.2	152.5
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		10.6	00	38.8	49.4	103.2	152.5
Sales Gas	MMcf
Ultimate Remaining		0.0	0.0	122.2	122.2	640.9	763.1
WI Before Royalty		0.0	0.0	39.1	39.1	181.2	220.3
WI After Royalty		0.0	0.0	29.3	29.3	135.9	165.2
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		0.0	0.0	29.3	29.3	135.9	165.2
NGLs	Mbbl
Ultimate Remaining		0.0	0.0	0.6	0.6	3.2	3.8
WI Before Royalty		0.0	0.0	0.2	0.2	0.9	1.1
WI After Royalty		0.0	0.0	0.1	0.1	0.7	0.8
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		0.0	0.0	0.1	0.1	0.7	0.8
MBOE	Mboe
Ultimate Remaining		65.0	0.0	182.5	247.5	551.4	798.9
WI Before Royalty		14.1	0.0	58.4	72.6	168.6	241.2
WI After Royalty		10.6	0.0	43.8	54.4	126.5	180.9
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		10.6	0.0	43.8	54.4	126.5	180.9
Net Present Values - BTAX	1111$
Undiscounted		795.8	0.0	3,010.3	3,806.1	4,681.4	8,487.5
Discounted at 5%		721.9	0.0	2,284.2	3,006.1	3,243.1	6,249.2
Discounted at 10%		661.9	0.0	1,920.2	2,582.1	2,533.3	5,115.4
Discounted at 15%		612.3	0.0	1,651.3	2,263.6	1,991.1	4,254.7
Discounted at 20%		570.7	0.0	1,435.8	2,006.5	1,576.8	3,583.3
Light & Medium Oil includes Shale Oil. Heavy Oil Includes Ultra Heavy in Alberta and Bitumen. Sales Gas includes Solution gas, Associated and Non- Associated gas, Coalbed Methane, Shale gas and Hydrates.

Delta Oil & Gas Inc.
DETAILED RESERVES AND PRESENT VALUE
AJM US December 31, 2010 Forecast Pricing (USD)
United States

Effective December 31, 2010			Proved Developed Producing											Page 1 of 1
				Oil		Sales Gas			NGL			BOE		Present Value
		Avg
Location	Formation	Int Category	WI	RI	Net	WI RI	Net	WI	RI	Net	WI	RI	Net	0% 5%	10%
		%	Mstb	Mstb	Mstb	MMcf MMcf	MMcf	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	M$ M$	M$
United States
Texas
Hartburg
Nadsoil Donner #1 - L Hackberry	Lower Hackbeiry	21.75 POP	14.1	0.0	10.6	0.0 0.0	0.0	0.0	0.0	0.0	14.1	0.0	106	795.8 721.9	661.9
Hartburg			14.1	0.0	10.6	0.0 0.0	0.0	0.0	0.0	0.0	14.1	0.0	10.6	795.8 721.9	661.9
Texas			14.1	0.0	10.6	0.0 0.0	0.0	0.0	0.0	0.0	14.1	0.0	10.6	795.8 721.9	661.9
United States			14.1	0.0	10.6	0.0 0.0	0.0	0.0	0.0	0.0	14.1	0.0	10.6	795.8 721.9	661.9
Total			14.1	0.0	10.6	0.0 0.0	0.0	0.0	0.0	0.0	14.1	0.0	10.6	795.8 721.9	661.9

Effective December 31, 2010 | Proved | Page 1 of 1

Location	Formation	Avg Int %	Category	Oil WI Mstb	Oil RI Mstb	Oil Net Mstb	Sales Gas WI MMcf	Sales Gas RI MMcf	Sales Gas Net MMcf	NGL WI Mstb	NGL RI Mstb	NGL Net Mstb	BOE WI Mstb	BOE RI Mstb	BOE Net Mstb	Present Value 0% M$	Present Value 5% M$	Present Value 10% M$
United States																		
Texas																		
Hartburg				65.8	0.0	49.4	39.1	0.0	29.3	0.2	0.0	0.1	72.6	0.0	54.4	3,806.1	3,006.1	2,582.1
Texas				65.8	0.0	49.4	39.1	0.0	29.3	0.2	0.0	0.1	72.6	0.0	54.4	3,806.1	3,006.1	2,582.1
United States				65.8	0.0	49.4	39.1	0.0	29.3	0.2	0.0	0.1	72.6	0.0	54.4	3,806.1	3,006.1	2,582.1
Total				65.8	0.0	49.4	39.1	0.0	29.3	0.2	0.0	0.1	72.6	0.0	54.4	3,806.1	3,006.1	2,582.1

ajm

Effective December 31, 2010 | Proved Plus Probable | Page 1 of 1

Location	Formation	Avg Int Category %	Oil WI Mstb	Oil RI Mstb	Oil Net Mstb	Sales Gas WI MMcf	Sales Gas RI MMcf	Sales Gas Net MMcf	NGL WI Mstb	NGL RI Mstb	NGL Net Mstb	BOE WI Mstb	BOE RI Mstb	BOE Net Mstb	Present Value 0% M$	Present Value 5% M$	Present Value 10% M$
United States																	
Texas																	
Hartburg			203.4	0.0	152.5	220.3	0.0	165.2	1.1	0.0	0.8	241.2	0.0	180.9	6,487.5	6,249.2	5,115.4
Texas			203.4	0.0	152.5	220.3	0.0	165.2	1.1	0.0	0.8	241.2	0.0	180.9	6,487.5	6,249.2	5,115.4
United States			203.4	0.0	152.5	220.3	0.0	165.2	1.1	0.0	0.8	241.2	0.0	180.9	6,487.5	6,249.2	5,115.4
Total			203.4	0.0	152.5	220.3	0.0	165.2	1.1	0.0	0.8	241.2	0.0	180.9	6,487.5	6,249.2	5,115.4

ajm

Delta Oil & Gas Inc.
PRODUCTION AND REVENUE FORECAST
Company Share
AJM US December 31, 2010 Forecast Pricing (USD)
2011

Location	Formation	Category	Company Share Oil & NGL Mbbl	Company Share Gas MMcf	Total Revenue M$	Crown Royalty M$	FH & ORR M$	Oper Exp M$	Aband Costs M$	Min Tax & SCC M$	Invest M$	Cash Flow M$
United States												
Texas												
Hartburg			5	0	296.7	0.0	0.0	6.8	0.0	17.5	0.0	272.4
Texas			5	0	296.7	0.0	0.0	6.8	0.0	17.5	0.0	272.4
United States			5	0	296.7	0.0	0.0	6.8	0.0	17.5	0.0	272.4
Total			5	0	296.7	0.0	0.0	6.8	0.0	17.5	0.0	272.4

ajm

Delta Oil & Gas Inc.
PRODUCTION AND REVENUE FORECAST
Company Share
AJM US December 31, 2010 Forecast Pricing (USD)
2011

Effective December 31, 2010 | Proved | Page 1 of 1

Location	Formation	Category	Company Share Oil & NGL Mbbl	Company Share Gas MMcf	Total Revenue M$	Crown Royalty M$	FH & ORR M$	Oper Exp M$	Aband Costs M$	Min Tax & SCC M$	Invest M$	Cash Flow M$
United States												
Texas												
Hartburg			7	0	444.2	0.0	0.0	10.4	0.0	26.2	384.0	23.6
Texas			**7**	**0**	**444.2**	**0.0**	**0.0**	**10.4**	**0.0**	**26.2**	**384.0**	**23.6**
United States			**7**	**0**	**444.2**	**0.0**	**0.0**	**10.4**	**0.0**	**26.2**	**384.0**	**23.6**
Total			**7**	**0**	**444.2**	**0.0**	**0.0**	**10.4**	**0.0**	**26.2**	**384.0**	**23.6**

Delta Oil & Gas Inc.
PRODUCTION AND REVENUE FORECAST
Company Share
AJM US December 31, 2010 Forecast Pricing (USD)
2011

Effective December 31, 2010 | Proved Plus Probable | Page 1 of 1

Location	Formation	Category	Company Share Oil & NGL Mbbl	Company Share Gas MMcf	Total Revenue M$	Crown Royalty M$	FH & ORR M$	Oper Exp M$	Aband Costs M$	Min Tax & SCC M$	Invest M$	Cash Flow M$
United States												
Texas												
Hartburg			7	0	448.0	0.0	0.0	10.5	0.0	26.4	384.0	27.1
Texas			**7**	**0**	**448.0**	**0.0**	**0.0**	**10.5**	**0.0**	**26.4**	**384.0**	**27.1**
United States			**7**	**0**	**448.0**	**0.0**	**0.0**	**10.5**	**0.0**	**26.4**	**384.0**	**27.1**
Total			**7**	**0**	**448.0**	**0.0**	**0.0**	**10.5**	**0.0**	**26.4**	**384.0**	**27.1**

PRICE SENSITIVITY- UNITED STATES

OIL & GAS ASSETS

(CANADIAN DOLLARS)

Delta Oil & Gas Inc.
DETAILED ECONOMIC SUMMARY
AJM SEC 12 Month Avg December 1 2010 (CAD)

Effective December 31, 2010		United States					Page 1 of 1
		PDP	PDNP	PUD	TP	PB	P+P
Light and Medium Oil	Mbbl
Ultimate Remaining		65.0	0.0	161.6	226.6	441.3	667.9
WI Before Royalty		14.2	0.0	51.7	65.9	137.5	203.4
WI After Royalty		10.6	0.0	38.8	49.4	103.2	152.6
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		10.6	0.0	38.8	49.4	103.2	152.6
Total Oil	Mbbl
Ultimate Remaining		65.0	0.0	161.6	226.6	441.3	667.9
WI Before Royalty		14.2	0.0	51.7	65.9	137.5	203.4
WI After Royalty		10.6	0.0	38.8	49.4	103.2	152.6
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		10.6	00	38.8	49.4	103.2	152.6
Sales Gas	MMcf
Ultimate Remaining		0.0	0.0	122.2	122.2	640.9	763.1
WI Before Royalty		0.0	0.0	39.1	39.1	181.2	220.3
WI After Royalty		0.0	0.0	29.3	29.3	135.9	165.2
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		0.0	0.0	29.3	29.3	135.9	165.2
NGLs	Mbbl
Ultimate Remaining		0.0	0.0	0.6	0.6	3.2	3.8
WI Before Royalty		0.0	0.0	0.2	0.2	0.9	1.1
WI After Royalty		0.0	0.0	0.1	0.1	0.7	0.8
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		0.0	0.0	0.1	0.1	0.7	0.8
MBOE	Mboe
Ultimate Remaining		65.0	0.0	182.5	247.5	551.4	798.9
WI Before Royalty		14.2	0.0	58.4	72.6	168.6	241.3
WI After Royalty		10.6	0.0	43.8	54.5	126.5	180.9
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		10.6	0.0	43.8	54.5	126.5	180.9
Net Present Values - BTAX	1111$
Undiscounted		682.4	0.0	2,125.8	2,808.2	1,855.9	4,664.1
Discounted at 5%		626.2	0.0	1,745.8	2,372.0	1,847.4	4,219.4
Discounted at 10%		579.5	0.0	1,491.3	2,070.8	1 599 2	3,670.0
Discounted at 15%		540.4	0.0	1,290.3	1,830.7	1,318.5	3,149.2
Discounted at 20%		507.1	0.0	1,126.2	1,633.3	1,076.2	2,709.5
Light & Medium Oil includes Shale Oil. Heavy Oil Includes Ultra Heavy in Alberta and Bitumen. Sales Gas includes Solution gas, Associated and Non- Associated gas, Coalbed Methane, Shale gas and Hydrates.

Location	Formation	Avg Int %	Category	Oil WI Mstb	Oil RI Mstb	Oil Net Mstb	Sales Gas WI MMcf	Sales Gas RI MMcf	Sales Gas Net MMcf	NGL WI Mstb	NGL RI Mstb	NGL Net Mstb	BOE WI Mstb	BOE RI Mstb	BOE Net Mstb	Present Value 0% M$	Present Value 5% M$	Present Value 10% M$
United States																		
Texas																		
Harburg				14.2	0.0	10.6	0.0	0.0	0.0	0.0	0.0	0.0	14.2	0.0	10.6	682.4	626.2	579.5
Texas				14.2	0.0	10.6	0.0	0.0	0.0	0.0	0.0	0.0	14.2	0.0	10.6	682.4	626.2	579.5
United States				14.2	0.0	10.6	0.0	0.0	0.0	0.0	0.0	0.0	14.2	0.0	10.6	682.4	626.2	579.5
Total				14.2	0.0	10.6	0.0	0.0	0.0	0.0	0.0	0.0	14.2	0.0	10.6	682.4	626.2	579.5

ajm

Effective December 31, 2010 — Proved — Page 1 of 1

Location	Formation	Avg Int %	Category	Oil WI Mstb	Oil RI Mstb	Oil Net Mstb	Sales Gas WI MMcf	Sales Gas RI MMcf	Sales Gas Net MMcf	NGL WI Mstb	NGL RI Mstb	NGL Net Mstb	BOE WI Mstb	BOE RI Mstb	BOE Net Mstb	Present Value 0% M$	Present Value 5% M$	Present Value 10% M$
United States																		
Texas																		
Hartburg				65.9	0.0	49.4	39.1	0.0	29.3	0.2	0.0	0.1	72.6	0.0	54.5	2,808.2	2,372.0	2,070.8
Texas				65.9	0.0	49.4	39.1	0.0	29.3	0.2	0.0	0.1	72.6	0.0	54.5	2,808.2	2,372.0	2,070.8
United States				65.9	0.0	49.4	39.1	0.0	29.3	0.2	0.0	0.1	72.6	0.0	54.5	2,808.2	2,372.0	2,070.8
Total				65.9	0.0	49.4	39.1	0.0	29.3	0.2	0.0	0.1	72.6	0.0	54.5	2,808.2	2,372.0	2,070.8

ajm

Effective December 31, 2010 — Proved Plus Probable — Page 1 of 1

Location	Formation	Avg Int %	Category	Oil WI Mstb	Oil RI Mstb	Oil Net Mstb	Sales Gas WI MMcf	Sales Gas RI MMcf	Sales Gas Net MMcf	NGL WI Mstb	NGL RI Mstb	NGL Net Mstb	BOE WI Mstb	BOE RI Mstb	BOE Net Mstb	Present Value 0% M$	Present Value 5% M$	Present Value 10% M$
United States																		
Texas																		
Hartburg				203.4	0.0	152.6	220.3	0.0	165.2	1.1	0.0	0.8	241.3	0.0	180.9	4,664.1	4,219.4	3,670.0
Texas				203.4	0.0	152.6	220.3	0.0	165.2	1.1	0.0	0.8	241.3	0.0	180.9	4,664.1	4,219.4	3,670.0
United States				203.4	0.0	152.6	220.3	0.0	165.2	1.1	0.0	0.8	241.3	0.0	180.9	4,664.1	4,219.4	3,670.0
Total				203.4	0.0	152.6	220.3	0.0	165.2	1.1	0.0	0.8	241.3	0.0	180.9	4,664.1	4,219.4	3,670.0

Delta Oil & Gas Inc.
PRODUCTION AND REVENUE FORECAST
Company Share
AJM SEC 12 Month Avg December 1 2010 (CAD)
2011

Location	Formation	Category	Company Share Oil & NGL Mbbl	Company Share Gas MMcf	Total Revenue M$	Crown Royalty M$	FH & ORR M$	Oper Exp M$	Aband Costs M$	Min Tax & SCC M$	Invest M$	Cash Flow M$
United States												
Texas												
Hartburg			5	0	286.8	0.0	0.0	6.9	0.0	16.9	0.0	263.0
Texas			5	0	286.8	0.0	0.0	6.9	0.0	16.9	0.0	263.0
United States			5	0	286.8	0.0	0.0	6.9	0.0	16.9	0.0	263.0
Total			5	0	286.8	0.0	0.0	6.9	0.0	16.9	0.0	263.0

ajm

Delta Oil & Gas Inc.
PRODUCTION AND REVENUE FORECAST
Company Share
AJM SEC 12 Month Avg December 1 2010 (CAD)
2011

Effective December 31, 2010 Proved Page 1 of 1

Location	Formation	Category	Company Share Oil & NGL Mbbl	Company Share Gas MMcf	Total Revenue M$	Crown Royalty M$	FH & ORR M$	Oper Exp M$	Aband Costs M$	Min Tax & SCC M$	Invest M$	Cash Flow M$
United States												
Texas												
Hartburg			7	0	427.7	0.0	0.0	10.5	0.0	25.2	384.0	8.1
Texas			7	0	427.7	0.0	0.0	10.5	0.0	25.2	384.0	8.1
United States			7	0	427.7	0.0	0.0	10.5	0.0	25.2	384.0	8.1
Total			7	0	427.7	0.0	0.0	10.5	0.0	25.2	384.0	8.1

Delta Oil & Gas Inc.
PRODUCTION AND REVENUE FORECAST
Company Share
AJM SEC 12 Month Avg December 1 2010 (CAD)
2011

Effective December 31, 2010 | Proved Plus Probable | Page 1 of 1

Location	Formation	Category	Company Share Oil & NGL Mbbl	Company Share Gas MMcf	Total Revenue M$	Crown Royalty M$	FH & ORR M$	Oper Exp M$	Aband Costs M$	Min Tax & SCC M$	Invest M$	Cash Flow M$
United States												
Texas												
Harburg			7	0	431.3	0.0	0.0	10.6	0.0	25.4	384.0	11.3
Texas			7	0	431.3	0.0	0.0	10.6	0.0	25.4	384.0	11.3
United States			7	0	431.3	0.0	0.0	10.6	0.0	25.4	384.0	11.3
Total			7	0	431.3	0.0	0.0	10.6	0.0	25.4	384.0	11.3

ajm

PRICE SENSITIVITY- UNITED STATES

OIL & GAS ASSETS

(US DOLLARS)

Delta Oil & Gas Inc.
DETAILED ECONOMIC SUMMARY
AJM SEC 12 Month Avg December 1 2010 (USD)

Effective December 31, 2010		United States					Page 1 of 1
		PDP	PDNP	PUD	TP	PB	P+P
Light and Medium Oil	Mbbl
Ultimate Remaining		65.0	0.0	161.6	226.6	441.3	667.9
WI Before Royalty		14.2	0.0	51.7	65.9	137.5	203.4
WI After Royalty		10.6	0.0	38.8	49.4	103.2	152.6
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		10.6	0.0	38.8	49.4	103.2	152.6
Total Oil	Mbbl
Ultimate Remaining		65.0	0.0	161.6	226.6	441.3	667.9
WI Before Royalty		14.2	0.0	51.7	65.9	137.5	203.4
WI After Royalty		10.6	0.0	38.8	49.4	103.2	152.6
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		10.6	00	38.8	49.4	103.2	152.6
Sales Gas	MMcf
Ultimate Remaining		0.0	0.0	122.2	122.2	640.9	763.1
WI Before Royalty		0.0	0.0	39.1	39.1	181.2	220.3
WI After Royalty		0.0	0.0	29.3	29.3	135.9	165.2
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		0.0	0.0	29.3	29.3	135.9	165.2
NGLs	Mbbl
Ultimate Remaining		0.0	0.0	0.6	0.6	3.2	3.8
WI Before Royalty		0.0	0.0	0.2	0.2	0.9	1.1
WI After Royalty		0.0	0.0	0.1	0.1	0.7	0.8
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		0.0	0.0	0.1	0.1	0.7	0.8
MBOE	Mboe
Ultimate Remaining		65.0	0.0	182.5	247.5	551.4	798.9
WI Before Royalty		14.2	0.0	58.4	72.6	168.6	241.3
WI After Royalty		10.6	0.0	43.8	54.5	126.5	180.9
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		10.6	0.0	43.8	54.5	126.5	180.9
Net Present Values - BTAX	1111$
Undiscounted		698.8	0.0	2,231.6	2,930.5	1,952.0	4,882.4
Discounted at 5%		640.3	0.0	1,832.6	2,472.9	1,943.2	4,416.1
Discounted at 10%		591.9	0.0	1,565.5	2,157.4	1,682.0	3,839.4
Discounted at 15%		551.3	0.0	1,354.7	1,906.0	1,386.6	3,292.6
Discounted at 20%		516.8	0.0	1,182.6	1,699.3	1,131.6	2,830.9
Light & Medium Oil includes Shale Oil. Heavy Oil Includes Ultra Heavy in Alberta and Bitumen. Sales Gas includes Solution gas, Associated and Non- Associated gas, Coalbed Methane, Shale gas and Hydrates.

Delta Oil & Gas Inc.
DETAILED RESERVES AND PRESENT VALUE
AJM SEC 12 Month Avg December 1 2010 (USD)
United States

Effective December 31, 2010			Proved Developed Produang											Page 1 of 1
		Avg		Oil		Sales Gas			NGL			BOE		Present Value

Location	Formation	Int Category	WI	RI	Net	WI RI	Net	WI	RI	Net	WI	RI	Net	0% 5%	10%
		%	Mstb	Mstb	Mstb	MMcf MMd	MMcf	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	M$ M$	M$
United States
Texas
Hartburg
Nadsoil Donner tii - L Hackberry	Lower Hackberry	21.84 PUP	14.2	0.0	10.6	0.0 0.0	0.0	0.0	0.0	0.0	14.2	0.0	10.6	698.8 640.3	591.9
Hartburg			14.2	0.0	10.6	0.0 0.0	0.0	0.0	0.0	0.0	14.2	0.0	10.6	698.8 640.3	591.9
Texas			14.2	0.0	10.6	0.0 0.0	0.0	0.0	0.0	0.0	142	0.0	10.6	698.8 640.3	591.9
United States			14.2	0.0	10.6	0.0 0.0	0.0	0.0	0.0	0.0	14.2	0.0	10.6	698.8 640.3	591.9
Total			14.2	0.0	10.6	0.0 0.0	0.0	0.0	0.0	0.0	142	0.0	10.6	698.8 640.3	591.9

Effective December 31, 2010 — Proved — Page 1 of 1

Location	Formation	Avg Int Category	Oil WI	Oil RI	Oil Net	Sales Gas WI	Sales Gas RI	Sales Gas Net	NGL WI	NGL RI	NGL Net	BOE WI	BOE RI	BOE Net	Present Value 0%	Present Value 5%	Present Value 10%
		%	Mstb	Mstb	Mstb	MMcf	MMcf	MMcf	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	M$	M$	M$
United States																	
Texas																	
Harburg			65.9	0.0	49.4	39.1	0.0	29.3	0.2	0.0	0.1	72.6	0.0	54.5	2,930.5	2,472.9	2,157.4
Texas			65.9	0.0	49.4	39.1	0.0	29.3	0.2	0.0	0.1	72.6	0.0	54.5	2,930.5	2,472.9	2,157.4
United States			65.9	0.0	49.4	39.1	0.0	29.3	0.2	0.0	0.1	72.6	0.0	54.5	2,930.5	2,472.9	2,157.4
Total			65.9	0.0	49.4	39.1	0.0	29.3	0.2	0.0	0.1	72.6	0.0	54.5	2,930.5	2,472.9	2,157.4

Effective December 31, 2010 — Proved Plus Probable — Page 1 of 1

Location	Formation	Avg Int Category	Oil WI	Oil RI	Oil Net	Sales Gas WI	Sales Gas RI	Sales Gas Net	NGL WI	NGL RI	NGL Net	BOE WI	BOE RI	BOE Net	Present Value 0%	Present Value 5%	Present Value 10%
		%	Mstb	Mstb	Mstb	MMcf	MMcf	MMcf	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	M$	M$	M$
United States																	
Texas																	
Hartburg			203.4	0.0	152.6	220.3	0.0	165.2	1.1	0.0	0.8	241.3	0.0	180.9	4,882.4	4,416.1	3,839.4
Texas			203.4	0.0	152.6	220.3	0.0	165.2	1.1	0.0	0.8	241.3	0.0	180.9	4,882.4	4,416.1	3,839.4
United States			203.4	0.0	152.6	220.3	0.0	165.2	1.1	0.0	0.8	241.3	0.0	180.9	4,882.4	4,416.1	3,839.4
Total			203.4	0.0	152.6	220.3	0.0	165.2	1.1	0.0	0.8	241.3	0.0	180.9	4,882.4	4,416.1	3,839.4

Delta Oil & Gas Inc.
PRODUCTION AND REVENUE FORECAST
Company Share
AJM SEC 12 Month Avg December 1 2010 (USD)
2011

Location	Formation	Category	Company Share Oil & NGL Mbbl	Company Share Gas MMcf	Total Revenue M$	Crown Royalty M$	FH & ORR M$	Oper Exp M$	Aband Costs M$	Min Tax & SCC M$	Invest M$	Cash Flow M$
United States												
Texas												
Hartburg			5	0	286.8	0.0	0.0	6.9	0.0	16.9	0.0	263.0
Texas			5	0	286.8	0.0	0.0	6.9	0.0	16.9	0.0	263.0
United States			5	0	286.8	0.0	0.0	6.9	0.0	16.9	0.0	263.0
Total			5	0	286.8	0.0	0.0	6.9	0.0	16.9	0.0	263.0

ajm

Delta Oil & Gas Inc.
PRODUCTION AND REVENUE FORECAST
Company Share
AJM SEC 12 Month Avg December 1 2010 (USD)
2011

Effective December 31, 2010 | Proved | Page 1 of 1

Location	Formation	Category	Company Share Oil & NGL Mbbl	Company Share Gas MMcf	Total Revenue M$	Crown Royalty M$	FH & ORR M$	Oper Exp M$	Aband Costs M$	Min Tax & SCC M$	Invest M$	Cash Flow M$
United States												
Texas												
Hartburg			7	0	427.7	0.0	0.0	10.5	0.0	25.2	384.0	8.1
Texas			**7**	**0**	**427.7**	**0.0**	**0.0**	**10.5**	**0.0**	**25.2**	**384.0**	**8.1**
United States			**7**	**0**	**427.7**	**0.0**	**0.0**	**10.5**	**0.0**	**25.2**	**384.0**	**8.1**
Total			**7**	**0**	**427.7**	**0.0**	**0.0**	**10.5**	**0.0**	**25.2**	**384.0**	**8.1**

Delta Oil & Gas Inc.
PRODUCTION AND REVENUE FORECAST
Company Share
AJM SEC 12 Month Avg December 1 2010 (USD)
2011

Effective December 31, 2010 | Proved Plus Probable | Page 1 of 1

Location	Formation	Category	Company Share Oil & NGL Mbbl	Company Share Gas MMcf	Total Revenue M$	Crown Royalty M$	FH & ORR M$	Oper Exp M$	Aband Costs M$	Min Tax & SCC M$	Invest M$	Cash Flow M$
United States												
Texas												
Hartburg			7	0	431.3	0.0	0.0	10.6	0.0	25.4	384.0	11.3
Texas			7	0	431.3	0.0	0.0	10.6	0.0	25.4	384.0	11.3
United States			7	0	431.3	0.0	0.0	10.6	0.0	25.4	384.0	11.3
Total			7	0	431.3	0.0	0.0	10.6	0.0	25.4	384.0	11.3

UNITED STATES

AJM DECEMBER 31, 2010 FORECAST PRICING

(CANADIAN DOLLARS)

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM December 31, 2010 Forecast Pricing (CAD)

Selection : United States

Effective December 31, 2010 — Total Proved Developed Producing Reserves — Page 1 of 2

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL							COMPANY SALES GAS							SULPHUR		TOTAL	
	Wells	Pool Rates bbl/d	Pool Volumes bbl	WI Volume bbl	RI Volume bbl	Price $/bbl	Revenue $	Wells	Pool Rates scf/d	Pool Volumes scf	WI Volume scf	RI Volume scf	Price $/Mcf	Revenue $	Co. Share Volume lt	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2011	1.0	49	17,996.2	4,738.1	0.0	83.50	296,725	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	13	13
2012	1.0	46	16,843.5	3,368.7	0.0	86.00	217,270	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	9	9
2013	1.0	30	10,891.3	2,178.3	0.0	85.55	139,759	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	6	6
2014	1.0	19	7,066.3	1,413.3	0.0	89.30	94,654	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	4	4
2015	1.0	13	4,584.7	916.9	0.0	96.28	66,214	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	3	3
2016	1.0	8	2,981.1	596.2	0.0	103.46	46,261	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	2	2
2017	1.0	5	1,927.6	385.5	0.0	105.55	30,518	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	1	1
2018	1.0	3	1,250.6	250.1	0.0	107.68	20,201	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	1	1
2019	1.0	2	811.4	162.3	0.0	109.87	13,372	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	0	0
2020	1.0	1	527.6	105.5	0.0	112.10	8,872	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	0	0
Sub			64,879.3	14,115.0	0.0	88.21	933,845			0.0	0.0	0.0	0.00	0	0.0	0.00		
Rem			128.0	25.6	0.0	114.38	2,195			0.0	0.0	0.0	0.00	0	0.0	0.00		
Total			65,007.3	14,140.5	0.0	88.26	936,040			0.0	0.0	0.0	0.00	0	0.0	0.00		

NGL SUMMARY

	CONDENSATE				ETHANE				PROPANE				BUTANE				TOTAL NGL		
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2011	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2012	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2013	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2014	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2015	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2016	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2017	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2018	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2019	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2020	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Sub	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Rem	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Total	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0

CASH FLOW BTAX

	Company Revenue $	Crown Royalty $	Freehold Royalty $	ORR Royalty $	Mineral Tax $	Total Royalty Burden %	Net Rev After Royalties $	Other Income $	Sask Corp Cap Tax $	Fixed Oper Expense $	Variable Operating Expense $	Other Expenses $	Total Operating Costs $	Abandon Cost & Salvage $	Net Operating Income $	Total Investment $	NET Cash Flow $	CUM Cash Flow $	Disc Cash Flow (10%) $
2011	296,725	0.0	0.0	0.0	17,477.1	6	279,248	0.0	0.0	4,347.1	2,485.9	0.0	6,833.0	0.0	272,415	0.0	272,415	272,415	260,408
2012	217,270	0.0	0.0	0.0	12,797.2	6	204,473	0.0	0.0	3,118.8	7,399.6	0.0	10,518.4	0.0	193,954	0.0	193,954	466,369	168,836
2013	139,759	0.0	0.0	0.0	8,231.8	6	131,527	0.0	0.0	3,083.8	8,609.4	0.0	11,693.1	0.0	119,834	0.0	119,834	586,203	94,811
2014	94,654	0.0	0.0	0.0	5,575.1	6	89,079	0.0	0.0	3,145.4	8,287.5	0.0	11,432.9	0.0	77,646	0.0	77,646	663,849	55,628
2015	66,214	0.0	0.0	0.0	3,900.0	6	62,314	0.0	0.0	3,208.3	7,894.4	0.0	11,102.7	0.0	51,211	0.0	51,211	715,060	33,356
2016	46,261	0.0	0.0	0.0	2,724.8	6	43,536	0.0	0.0	3,272.5	7,487.8	0.0	10,760.3	0.0	32,776	0.0	32,776	747,836	19,404
2017	30,518	0.0	0.0	0.0	1,797.5	6	28,720	0.0	0.0	3,338.0	7,052.3	0.0	10,390.2	0.0	18,330	0.0	18,330	766,166	9,866
2018	20,201	0.0	0.0	0.0	1,189.8	6	19,011	0.0	0.0	3,404.7	6,670.9	0.0	10,075.6	0.0	8,936	0.0	8,936	775,101	4,372
2019	13,372	0.0	0.0	0.0	787.6	6	12,585	0.0	0.0	3,472.8	6,332.4	0.0	9,805.2	0.0	2,780	0.0	2,780	777,881	1,237
2020	8,872	0.0	0.0	0.0	522.5	6	8,349	0.0	0.0	3,542.3	6,066.0	0.0	9,608.3	0.0	-1,259	0.0	-1,259	776,621	-609
Sub	933,845	0.0	0.0	0.0	55,003.5	6	878,841	0.0	0.0	33,933.6	68,286.2	0.0	102,219.8	0.0	776,621	0.0	776,621	776,621	647,408
Rem	2,195	0.0	0.0	0.0	129.3	6	2,066	0.0	0.0	1,204.4	1,943.0	0.0	3,147.4	0.0	-1,081	0.0	-1,081	775,540	-398
Total	936,040	0.0	0.0	0.0	55,132.8	6	880,907	0.0	0.0	35,138.0	70,229.2	0.0	105,367.2	0.0	775,540	0.0	775,540	775,540	647,010

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	1.7
RLI (Principal Product)	3.0
Reserves Life	11.0
RLI (BOE)	3.0

TOTAL RESERVES - SALES

	GROSS	WI	CO SH	NET
Oil (bbl)	65,007	14,141	14,141	10,606
Gas (scf)	0	0	0	0
Gas (boe)	0	0	0	0
*NGL (bbl)	0	0	0	0
Cond (bbl)	0	0	0	0
Total (boe)	65,007	14,141	14,141	10,606

*This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate %	Op Income $	Investment $	Cash Flow $	NPV/BOE $/BOE
0	775,540	0.0	775,540	54.85
5	704,688	0.0	704,688	49.83
10	647,010	0.0	647,010	45.76
12	626,872	0.0	626,872	44.33
15	599,287	0.0	599,287	42.38
20	559,229	0.0	559,229	39.55

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	0.00	0.00
Cost Of Reserves	$/BOE	0.00	0.00
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX Unrisked	BTAX Risked	ATAX Unrisked	ATAX Risked
Discount Rate	(%)	10.0	10.0	10.0	10.0
Payout	(Yrs)	0.0	0.0	0.0	0.0
Discounted Payout	(Yrs)	0.0	0.0	0.0	0.0
DCF Rate of Return	(%)	> 200.0	> 200.0	> 200.0	> 200.0
NPV/Undisc Invest		0.0	0.0	0.0	0.0
NPV/Disc Invest		0.0	0.0	0.0	0.0
NPV/DIS Cap Exposure		0.0	0.0	0.0	0.0
NPV/BOEPD	(M$/boepd)	49.9	49.9	49.9	31.4

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

		WI Unrisked	WI Risked	Co. Share Unrisked	Co. Share Risked
Production	(BOEPD)	13	13	13	13
Price	($/BOE)	62.62	62.62	62.62	62.62
Royalties	($/BOE)	3.69	3.69	3.69	3.69
Operating Costs	($/BOE)	1.44	1.44	1.44	1.44
NetBack	($/BOE)	57.49	57.49	57.49	57.49
Recycle Ratio	(ratio)	0.00	0.00	0.00	0.00

ajm

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM December 31, 2010 Forecast Pricing (CAD)

Selection : United States

Effective December 31, 2010 — Total Proved Developed Producing Reserves — Page 2 of 2

CASH FLOW ATAX

	Income Before State Tax	State Income Tax	Income Before Tax Loss	Taxable Income	Reg. Income Tax	Pref. Items	Amt. NOL Generated	Amt. NOL Claimed	Exempt Amount	Alt. Min. Tax	Land Cost	Inv. Tax Credit	Federal Income Tax	Total Income Tax	BTAX Cash Flow	ATAX Cash Flow	CUM Cash Flow	Disc Cash Flow (10%)
	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$
2011	0	0	0	0	0	0	0	0	0	0	0	0	0	0	272,415	272,415	272,415	260,408
2012	0	0	0	0	0	0	0	0	0	0	0	0	0	0	193,954	193,954	466,369	168,836
2013	0	0	0	0	0	0	0	0	0	0	0	0	0	0	119,834	119,834	586,203	94,811
2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	77,646	77,646	663,849	55,628
2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	51,211	51,211	715,060	33,356
2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	32,776	32,776	747,836	19,404
2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	18,330	18,330	766,166	9,866
2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	8,936	8,936	775,101	4,372
2019	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,780	2,780	777,881	1,237
2020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	-1,259	-1,259	776,621	-509
Sub	0	0	0	0	0	0	0	0	0	0	0	0	0	0	776,621	776,621	776,621	647,408
Rem	0	0	0	0	0	0	0	0	0	0	0	0	0	0	-1,081	-1,081	775,540	-398
Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	775,540	775,540	775,540	647,010

TAXABLE INCOME

	Resource Revenue	NOL Generated	NOL Claimed	Rem NOL Pool	Class 7 Adds	Class 15 Adds	Class 7 Claimed	Class 15 Claimed	Open Bal. Deprec. Claimed	Total Deprec.	Rem. Deprec. Pool	Amort. Claimed	Rem. Amort. Pool	Depletion Claimed	Rem. Deplet. Pool
	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$
2011	29	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2012	21	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2013	13	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2014	94,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2015	66,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2016	46,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2017	30,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2018	20,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2019	13,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2020	8,8	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
Sub	93	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
Rem	2,1	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
Total	93	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0

NET PRESENT VALUES AFTER TAX

Discount Rate	Op Income	Investment	Cash Flow	NPV/BOE
%	$	$	$	$/BOE
0	775,540	0.0	775,540	54.85
5	704,688	0.0	704,688	49.83
10	647,010	0.0	647,010	45.76
12	626,872	0.0	626,872	44.33
15	599,287	0.0	599,287	42.38
20	559,229	0.0	559,229	39.55

CORPORATE OPENING TAX POOLS (M$)

Cost Depletion Pool	0.00
Amortization Pool	0.00
Amortization Pool Life	10.00 yrs
Depreciation Pool	0.00
Depreciation Pool Life	10.00 yrs
NOL Pool	1,695.28

ajm

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM December 31, 2010 Forecast Pricing (CAD)

Selection : United States

Effective December 31, 2010 — Total Proved Reserves — Page 1 of 2

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL							COMPANY SALES GAS							SULPHUR		TOTAL	
	Wells	Pool Rates bbl/d	Pool Volumes bbl	WI Volume bbl	RI Volume bbl	Price $/bbl	Revenue $	Wells	Pool Rates scf/d	Pool Volumes Mcf	WI Volume Mcf	RI Volume Mcf	Price $/Mcf	Revenue $	Co. Share Volume lt	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2011	2.0	69	25,355.2	7,093.3	0.0	83.50	444,219	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	19	19
2012	3.0	142	51,978.2	14,611.8	0.0	86.00	942,414	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	40	40
2013	3.0	147	53,556.4	15,831.1	0.0	85.55	1,015,734	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	43	43
2014	3.0	95	34,655.4	10,241.8	0.0	89.30	685,943	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	28	28
2015	3.0	61	22,424.9	6,625.8	0.0	96.28	478,463	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	18	18
2016	3.0	40	14,542.5	4,295.9	0.0	103.46	333,323	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	12	12
2017	3.0	26	9,378.6	2,769.8	0.0	105.55	219,256	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	8	8
2018	3.0	17	6,088.7	1,791.9	0.0	107.68	144,719	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	5	5
2019	3.0	11	3,927.0	1,159.3	0.0	109.87	95,525	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	3	3
2020	3.0	7	2,546.7	751.6	0.0	112.10	63,193	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	2	2
Sub			224,433.6	65,172.3	0.0	90.48	4,422,791			0.0	0.0	0.0	0.00	0	0.0	0.00		
Rem			2,136.4	668.3	0.0	115.19	57,733			122,175.6	39,096.2	0.0	14.63	426,857	0.0	0.00		
Total			226,570.0	65,840.6	0.0	90.73	4,480,525			122,175.6	39,096.2	0.0	14.63	426,857	0.0	0.00		

NGL SUMMARY

	CONDENSATE				ETHANE				PROPANE				BUTANE				TOTAL NGL		
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2011	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2012	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2013	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2014	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2015	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2016	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2017	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2018	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2019	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2020	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Sub	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Rem	195.5	0.0	228.45	33,492.8	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	195.5	0.0	146.6
Total	195.5	0.0	228.45	33,492.8	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	195.5	0.0	146.6

CASH FLOW BTAX

	Company Revenue $	Crown Royalty $	Freehold Royalty $	ORR Royalty $	Mineral Tax $	Total Royalty Burden %	Net Rev After Royalties $	Other Income $	Sask Corp Cap Tax $	Fixed Oper Expense $	Variable Operating Expense $	Other Expenses $	Total Operating Costs $	Abandon Cost & Salvage $	Net Operating Income $	Total Investment $	NET Cash Flow $	CUM Cash Flow $	Disc Cash Flow (10%) $
2011	444,219	0.0	0.0	0.0	26,164.5	6	418,055	0.0	0.0	6,843.1	3,569.5	0.0	10,412.6	0.0	407,642	384,000.0	23,642	23,642	27,211
2012	942,414	0.0	0.0	0.0	55,508.2	6	886,906	0.0	0.0	13,098.9	13,516.0	0.0	26,614.9	0.0	860,291	0.0	860,291	883,933	744,549
2013	1,015,734	0.0	0.0	0.0	59,826.8	6	955,908	0.0	0.0	12,951.8	31,988.8	0.0	44,940.6	0.0	910,967	0.0	910,967	1,794,901	720,797
2014	685,943	0.0	0.0	0.0	40,402.1	6	645,541	0.0	0.0	13,210.8	41,461.5	0.0	54,672.2	0.0	590,869	0.0	590,869	2,385,770	423,315
2015	478,463	0.0	0.0	0.0	28,181.5	6	450,282	0.0	0.0	13,475.0	39,797.5	0.0	53,272.5	0.0	397,009	0.0	397,009	2,782,779	258,589
2016	333,323	0.0	0.0	0.0	19,632.8	6	313,691	0.0	0.0	13,744.5	37,880.5	0.0	51,625.0	0.0	262,066	0.0	262,066	3,044,845	155,146
2017	219,256	0.0	0.0	0.0	12,914.2	6	206,342	0.0	0.0	14,019.4	35,674.9	0.0	49,694.3	0.0	156,648	0.0	156,648	3,201,492	84,312
2018	144,719	0.0	0.0	0.0	8,523.9	6	136,195	0.0	0.0	14,299.8	33,631.1	0.0	47,930.9	0.0	88,264	0.0	88,264	3,289,757	43,190
2019	95,525	0.0	0.0	0.0	5,626.4	6	89,898	0.0	0.0	14,585.8	31,739.8	0.0	46,325.5	0.0	43,573	0.0	43,573	3,333,330	19,384
2020	63,193	0.0	0.0	0.0	3,722.1	6	59,471	0.0	0.0	14,877.5	30,133.5	0.0	45,011.0	0.0	14,460	0.0	14,460	3,347,789	5,847
Sub	4,422,791	0.0	0.0	0.0	260,502.4	6	4,162,289	0.0	0.0	131,106.4	299,393.2	0.0	430,499.6	0.0	3,731,789	384,000.0	3,347,789	3,347,789	2,482,342
Rem	520,083	0.0	0.0	0.0	30,632.9	6	489,450	0.0	0.0	36,218.6	46,902.8	0.0	83,121.4	56,332.7	349,996	54,493.3	295,503	3,643,292	-5,139
Total	4,942,874	0.0	0.0	0.0	291,135.3	6	4,651,739	0.0	0.0	167,325.1	346,295.9	0.0	513,621.0	56,332.7	4,081,785	438,493.3	3,643,292	3,643,292	2,477,203

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	2.9
RLI (Principal Product)	10.2
Reserves Life	46.0
RLI (BOE)	10.2

TOTAL RESERVES - SALES

	GROSS	WI	CO SH	NET
Oil (bbl)	226,570	65,841	65,841	49,380
Gas (Mcf)	122,176	39,096	39,096	29,322
Gas (boe)	20,363	6,516	6,516	4,887
*NGL (bbl)	0	0	0	0
Cond (bbl)	611	195	195	147
Total (boe)	247,543	72,552	72,552	54,414

*This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate %	Op Income $	Investment $	Cash Flow $	NPV/BOE $/BOE
0	4,081,785	438,493.3	3,643,292	50.22
5	3,258,799	377,260.2	2,881,539	39.72
10	2,837,137	359,934.1	2,477,203	34.14
12	2,702,076	355,010.4	2,347,065	32.35
15	2,521,496	348,292.8	2,173,203	29.95
20	2,265,755	338,054.9	1,927,700	26.57

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	22,578.95	22,578.95
Cost Of Reserves	$/BOE	6.04	6.04
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX Unrisked	BTAX Risked	ATAX Unrisked	ATAX Risked
Discount Rate	(%)	10.0	10.0	10.0	10.0
Payout	(Yrs)	0.0	0.0	0.0	0.0
Discounted Payout	(Yrs)	0.0	0.0	0.0	0.0
DCF Rate of Return	(%)	> 200.0	> 200.0	> 200.0	> 200.0
NPV/Undisc Invest		5.6	5.6	5.6	3.5
NPV/Disc Invest		6.9	6.9	6.9	4.2
NPV/DIS Cap Exposure		688.2	688.2	688.2	420.6
NPV/BOEPD	(M$/boepd)	127.6	127.6	127.6	77.9

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

		WI Unrisked	WI Risked	Co. Share Unrisked	Co. Share Risked
Production	(BOEPD)	19	19	19	19
Price	($/BOE)	62.62	62.62	62.62	62.62
Royalties	($/BOE)	3.69	3.69	3.69	3.69
Operating Costs	($/BOE)	1.47	1.47	1.47	1.47
NetBack	($/BOE)	57.47	57.47	57.47	57.47
Recycle Ratio	(ratio)	9.51	9.51	9.51	9.51

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM December 31, 2010 Forecast Pricing (CAD)

Selection : United States

Effective December 31, 2010

Total Proved Reserves

Page 2 of 2

CASH FLOW ATAX

	Income Before State Tax $	State Income Tax $	Income Before Tax Loss $	Taxable Income $	Reg. Income Tax $	Pref. Items $	Amt. NOL Generated $	Amt. NOL Claimed $	Exempt Amount $	Alt. Min. Tax $	Land Cost $	Inv. Tax Credit $	Federal Income Tax $	Total Income Tax $	BTAX Cash Flow $	ATAX Cash Flow $	CUM Cash Flow $	Disc Cash Flow (10%) $
2011	0	0	0	0	0	0	0	0	0	0	0	0	0	0	23,642	23,642	23,642	27,211
2012	0	0	0	0	0	0	0	0	0	0	0	0	0	0	860,291	860,291	883,933	744,549
2013	0	0	0	0	0	0	0	0	0	0	0	0	0	0	910,967	910,967	1,794,901	720,797
2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	590,869	590,869	2,385,770	423,315
2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	397,009	397,009	2,782,779	258,589
2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	262,066	262,066	3,044,845	155,146
2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	156,648	156,648	3,201,492	84,312
2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	88,264	88,264	3,289,757	43,190
2019	0	0	0	0	0	0	0	0	0	0	0	0	0	0	43,573	43,573	3,333,330	19,384
2020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	14,460	14,460	3,347,789	5,847
Sub	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,347,789	3,347,789	3,347,789	2,482,342
Rem	0	0	0	0	0	0	0	0	0	0	0	0	0	0	295,503	295,503	3,643,292	-5,139
Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,643,292	3,643,292	3,643,292	2,477,203

TAXABLE INCOME

	Resource Revenue $	NOL Generated $	NOL Claimed $	Rem NOL Pool $	Class 7 Adds $	Class 15 Adds $	Class 7 Claimed $	Class 15 Claimed $	Open Bal. Deprec. Claimed $	Total Deprec. $	Rem. Deprec. Pool $	Amort. Claimed $	Rem. Amort. Pool $	Depletion Claimed $	Rem. Deplet. Pool $
2011	44	0	0	1,6	48,	0	0	0	0	288	48,	0	0	0	0
2012	94	0	0	1,6	0	0	0	0	0	576	48,	0	0	0	0
2013	1,0	0	0	1,6	0	0	0	0	0	576	48,	0	0	0	0
2014	68	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2015	47	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2016	33	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2017	21	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2018	14	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2019	95,	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2020	63,	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
Sub	4,4	0	0	1,6	48,	0	0	0	0	1,7	48,	0	0	0	0
Rem	52	0	0	1,6	0	0	0	0	0	1,9	48,	0	0	0	0
Total	4,9	0	0	1,6	48,	0	0	0	0	3,7	48,	0	0	0	0

NET PRESENT VALUES AFTER TAX

Discount Rate %	Op Income $	Investment $	Cash Flow $	NPV/BOE $/BOE
0	4,081,785	438,493.3	3,643,292	50.22
5	3,258,799	377,260.2	2,881,539	39.72
10	2,837,137	359,934.1	2,477,203	34.14
12	2,702,076	355,010.4	2,347,065	32.35
15	2,521,496	348,292.8	2,173,203	29.95
20	2,265,755	338,054.9	1,927,700	26.57

CORPORATE OPENING TAX POOLS (M$)

Cost Depletion Pool	0.00
Amortization Pool	0.00
Amortization Pool Life	10.00 yrs
Depreciation Pool	0.00
Depreciation Pool Life	10.00 yrs
NOL Pool	1,695.28

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM December 31, 2010 Forecast Pricing (CAD)

Selection : United States
Effective December 31, 2010

Total Proved Plus Probable Reserves

Page 2 of 2

CASH FLOW ATAX

	Income Before State Tax M$	State Income Tax M$	Income Before Tax Loss M$	Taxable Income M$	Reg. Income Tax M$	Pref. Items M$	Amt. NOL Generated M$	Amt. NOL Claimed M$	Exempt Amount M$	Alt. Min. Tax M$	Land Cost M$	Inv. Tax Credit M$	Federal Income Tax M$	Total Income Tax M$	BTAX Cash Flow M$	ATAX Cash Flow M$	CUM Cash Flow M$	Disc Cash Flow (10%) M$
2011	0	0	0	0	0	0	0	0	0	0	0	0	0	0	27	27	27	30
2012	0	0	0	0	0	0	0	0	0	0	0	0	0	0	909	909	936	786
2013	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,157	1,157	2,093	914
2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,028	1,028	3,121	736
2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	959	959	4,079	624
2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	892	892	4,971	528
2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	774	774	5,745	417
2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	666	666	6,412	326
2019	0	0	0	0	0	0	0	0	0	0	0	0	0	0	565	565	6,976	251
2020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	467	467	7,443	189
Sub	0	0	0	0	0	0	0	0	0	0	0	0	0	0	7,443	7,443	7,443	4,801
Rem	0	0	0	0	0	0	0	0	0	0	0	0	0	0	649	649	8,092	84
Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	8,092	8,092	8,092	4,885

TAXABLE INCOME

	Resource Revenue M$	NOL Generated M$	NOL Claimed M$	Rem NOL Pool M$	Class 7 Adds M$	Class 15 Adds M$	Class 7 Claimed M$	Class 15 Claimed M$	Open Bal. Deprec. Claimed M$	Total Deprec. M$	Rem. Deprec. Pool M$	Amort. Claimed M$	Rem. Amort. Pool M$	Depletion Claimed M$	Rem. Deplet. Pool M$
2011	44	0	0	1,6	48	0	0	0	0	288	48	0	0	0	0
2012	99	0	0	1,6	0	0	0	0	0	576	48	0	0	0	0
2013	1,2	0	0	1,6	0	0	0	0	0	576	48	0	0	0	0
2014	1,1	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2015	1,1	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2016	1,0	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2017	96	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2018	87	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2019	79	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2020	72	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
Sub	9,4	0	0	1,6	48	0	0	0	0	1,7	48	0	0	0	0
Rem	9,7	0	0	1,6	0	0	0	0	0	1,9	48	0	0	0	0
Total	19,	0	0	1,6	48	0	0	0	0	3,7	48	0	0	0	0

NET PRESENT VALUES AFTER TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	8,551	458.4	8,092	33.55
5	6,350	385.8	5,964	24.73
10	5,249	363.7	4,885	20.25
12	4,891	357.8	4,533	18.79
15	4,416	350.0	4,066	16.86
20	3,766	338.9	3,427	14.21

CORPORATE OPENING TAX POOLS (M$)

Cost Depletion Pool	0.00
Amortization Pool	0.00
Amortization Pool Life	10.00 yrs
Depreciation Pool	0.00
Depreciation Pool Life	10.00 yrs
NOL Pool	1,695.28

UNITED STATES

AJM DECEMBER 31, 2010 FORECAST PRICING

(US DOLLARS)

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM US December 31, 2010 Forecast Pricing (USD)

Selection : United States
Effective December 31, 2010

Total Proved Developed Producing Reserves

Page 1 of 2

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL							COMPANY SALES GAS							SULPHUR		TOTAL	
	Wells	Pool Rates bbl/d	Pool Volumes bbl	WI Volume bbl	RI Volume bbl	Price $/bbl	Revenue $	Wells	Pool Rates scf/d	Pool Volumes scf	WI Volume scf	RI Volume scf	Price $/Mcf	Revenue $	Co. Share Volume lt	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2011	1.0	49	17,995.2	4,738.1	0.0	83.50	296,725	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	13	13
2012	1.0	46	16,843.5	3,368.7	0.0	87.75	221,702	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	9	9
2013	1.0	30	10,891.3	2,178.3	0.0	90.05	147,115	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	6	6
2014	1.0	19	7,066.3	1,413.3	0.0	94.00	99,635	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	4	4
2015	1.0	13	4,584.7	916.9	0.0	101.35	69,898	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	3	3
2016	1.0	8	2,981.1	596.2	0.0	108.90	48,696	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	2	2
2017	1.0	5	1,927.6	385.5	0.0	111.10	32,124	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	1	1
2018	1.0	3	1,250.6	250.1	0.0	113.35	21,264	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	1	1
2019	1.0	2	811.4	162.3	0.0	115.65	14,076	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	0	0
2020	1.0	1	527.6	105.5	0.0	118.00	9,339	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	0	0
Sub			64,879.3	14,115.0	0.0	90.72	960,374			0.0	0.0	0.0	0.00	0	0.0	0.00		
Rem			128.0	25.6	0.0	120.40	2,311			0.0	0.0	0.0	0.00	0	0.0	0.00		
Total			65,007.3	14,140.5	0.0	90.77	962,685			0.0	0.0	0.0	0.00	0	0.0	0.00		

NGL SUMMARY

	CONDENSATE				ETHANE				PROPANE				BUTANE				TOTAL NGL		
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2011	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2012	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2013	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2014	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2015	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2016	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2017	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2018	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2019	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2020	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Sub	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Rem	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Total	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0

CASH FLOW BTAX

	Company Revenue $	Crown Royalty $	Freehold Royalty $	ORR Royalty $	Mineral Tax $	Total Royalty Burden %	Net Rev After Royalties $	Other Income $	Sask Corp Cap Tax $	Fixed Oper Expense $	Variable Operating Expense $	Other Expenses $	Total Operating Costs $	Abandon Cost & Salvage $	Net Operating Income $	Total Investment $	NET Cash Flow $	CUM Cash Flow $	Disc Cash Flow (10%) $
2011	296,725	0.0	0.0	0.0	17,477.1	6	279,248	0.0	0.0	4,347.1	2,485.9	0.0	6,833.0	0.0	272,415	0.0	272,415	272,415	260,408
2012	221,702	0.0	0.0	0.0	13,058.3	6	208,644	0.0	0.0	3,182.4	7,550.5	0.0	10,732.9	0.0	197,911	0.0	197,911	470,326	172,280
2013	147,115	0.0	0.0	0.0	8,665.1	6	138,450	0.0	0.0	3,246.0	9,062.5	0.0	12,308.6	0.0	126,141	0.0	126,141	596,467	99,801
2014	99,635	0.0	0.0	0.0	5,868.5	6	93,767	0.0	0.0	3,311.0	8,723.7	0.0	12,034.6	0.0	81,732	0.0	81,732	678,199	58,555
2015	69,698	0.0	0.0	0.0	4,105.2	6	65,593	0.0	0.0	3,377.2	8,309.9	0.0	11,687.0	0.0	53,906	0.0	53,906	732,105	35,111
2016	48,696	0.0	0.0	0.0	2,868.2	6	45,827	0.0	0.0	3,444.7	7,881.9	0.0	11,326.7	0.0	34,501	0.0	34,501	766,606	20,425
2017	32,124	0.0	0.0	0.0	1,892.1	6	30,232	0.0	0.0	3,513.6	7,423.5	0.0	10,937.1	0.0	19,295	0.0	19,295	785,900	10,385
2018	21,264	0.0	0.0	0.0	1,252.5	6	20,012	0.0	0.0	3,583.9	7,021.9	0.0	10,605.8	0.0	9,406	0.0	9,406	795,306	4,803
2019	14,076	0.0	0.0	0.0	829.1	6	13,247	0.0	0.0	3,655.6	6,665.7	0.0	10,321.3	0.0	2,926	0.0	2,926	798,232	1,302
2020	9,339	0.0	0.0	0.0	550.0	6	8,789	0.0	0.0	3,728.7	6,385.3	0.0	10,114.0	0.0	-1,325	0.0	-1,325	796,907	-536
Sub	960,374	0.0	0.0	0.0	56,566.0	6	903,808	0.0	0.0	35,390.2	71,510.8	0.0	106,901.0	0.0	796,907	0.0	796,907	796,907	662,334
Rem	2,311	0.0	0.0	0.0	136.1	6	2,175	0.0	0.0	1,267.8	2,045.3	0.0	3,313.0	0.0	-1,138	0.0	-1,138	795,768	-418
Total	962,685	0.0	0.0	0.0	56,702.1	6	905,982	0.0	0.0	36,658.0	73,556.0	0.0	110,214.0	0.0	795,768	0.0	795,768	795,768	661,916

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	1.7
RLI (Principal Product)	3.0
Reserves Life	11.0
RLI (BOE)	3.0

TOTAL RESERVES - SALES

	GROSS	WI	CO SH	NET
Oil (bbl)	65,007	14,141	14,141	10,605
Gas (scf)	0	0	0	0
Gas (boe)	0	0	0	0
*NGL (bbl)	0	0	0	0
Cond (bbl)	0	0	0	0
Total (boe)	65,007	14,141	14,141	10,605

*This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate %	Op Income $	Investment $	Cash Flow $	NPV/BOE $/BOE
0	795,768	0.0	795,768	56.28
5	721,945	0.0	721,945	51.05
10	661,916	0.0	661,916	46.81
12	640,973	0.0	640,973	45.33
15	612,302	0.0	612,302	43.30
20	570,702	0.0	570,702	40.36

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	0.00	0.00
Cost Of Reserves	$/BOE	0.00	0.00
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX Unrisked	BTAX Risked	ATAX Unrisked	ATAX Risked
Discount Rate	(%)	10.0	10.0	10.0	10.0
Payout	(Yrs)	0.0	0.0	0.0	0.0
Discounted Payout	(Yrs)	0.0	0.0	0.0	0.0
DCF Rate of Return	(%)	> 200.0	> 200.0	> 200.0	> 200.0
NPV/Undisc Invest		0.0	0.0	0.0	0.0
NPV/Disc Invest		0.0	0.0	0.0	0.0
NPV/DIS Cap Exposure		0.0	0.0	0.0	0.0
NPV/BOEPD	(M$/boepd)	51.0	51.0	51.0	32.1

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

		WI Unrisked	WI Risked	Co. Share Unrisked	Co. Share Risked
Production	(BOEPD)	13	13	13	13
Price	($/BOE)	62.62	62.62	62.62	62.62
Royalties	($/BOE)	3.69	3.69	3.69	3.69
Operating Costs	($/BOE)	1.44	1.44	1.44	1.44
NetBack	($/BOE)	57.49	57.49	57.49	57.49
Recycle Ratio	(ratio)	0.00	0.00	0.00	0.00

ajm

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM US December 31, 2010 Forecast Pricing (USD)

Selection : United States

Effective December 31, 2010 — Total Proved Developed Producing Reserves

Page 2 of 2

CASH FLOW ATAX

	Income Before State Tax	State Income Tax	Income Before Tax Loss	Taxable Income	Reg. Income Tax	Pref. Items	Amt. NOL Generated	Amt. NOL Claimed	Exempt Amount	Alt. Min. Tax	Land Cost	Inv. Tax Credit	Federal Income Tax	Total Income Tax	BTAX Cash Flow	ATAX Cash Flow	CUM Cash Flow	Disc Cash Flow (10%)
	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$
2011	0	0	0	0	0	0	0	0	0	0	0	0	0	0	272,415	272,415	272,415	260,408
2012	0	0	0	0	0	0	0	0	0	0	0	0	0	0	197,911	197,911	470,326	172,280
2013	0	0	0	0	0	0	0	0	0	0	0	0	0	0	126,141	126,141	596,467	99,801
2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	81,732	81,732	678,199	58,555
2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	53,906	53,906	732,105	35,111
2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	34,501	34,501	766,606	20,425
2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	19,295	19,295	785,900	10,385
2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	9,406	9,406	795,306	4,603
2019	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,926	2,926	798,232	1,302
2020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	-1,325	-1,325	796,907	-536
Sub	0	0	0	0	0	0	0	0	0	0	0	0	0	0	796,907	796,907	796,907	662,334
Rem	0	0	0	0	0	0	0	0	0	0	0	0	0	0	-1,138	-1,138	795,768	-418
Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	795,768	795,768	795,768	661,916

TAXABLE INCOME

	Resource Revenue	NOL Generated	NOL Claimed	Rem NOL Pool	Class 7 Adds	Class 15 Adds	Class 7 Claimed	Class 15 Claimed	Open Bal. Deprec. Claimed	Total Deprec.	Rem. Deprec. Pool	Amort. Claimed	Rem. Amort. Pool	Depletion Claimed	Rem. Deplet. Pool
	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$
2011	29	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2012	22	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2013	14	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2014	99,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2015	69,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2016	48,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2017	32,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2018	21,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2019	14,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2020	9.3	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
Sub	96	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
Rem	2.3	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
Total	96	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0

NET PRESENT VALUES AFTER TAX

Discount Rate	Op Income	Investment	Cash Flow	NPV/BOE
%	$	$	$	$/BOE
0	795,768	0.0	795,768	56.28
5	721,945	0.0	721,945	51.05
10	661,916	0.0	661,916	46.81
12	640,973	0.0	640,973	45.33
15	612,302	0.0	612,302	43.30
20	570,702	0.0	570,702	40.36

CORPORATE OPENING TAX POOLS (M$)

Cost Depletion Pool	0.00
Amortization Pool	0.00
Amortization Pool Life	10.00 yrs
Depreciation Pool	0.00
Depreciation Pool Life	10.00 yrs
NOL Pool	1,695.28

ajm

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM US December 31, 2010 Forecast Pricing (USD)

Selection : United States

Effective December 31, 2010

Total Proved Reserves

Page 1 of 2

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL							COMPANY SALES GAS							SULPHUR		TOTAL	
	Wells	Pool Rates bbl/d	Pool Volumes bbl	WI Volume bbl	RI Volume bbl	Price $/bbl	Revenue $	Wells	Pool Rates scf/d	Pool Volumes Mcf	WI Volume Mcf	RI Volume Mcf	Price $/Mcf	Revenue $	Co. Share Volume lt	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2011	2.0	69	25,355.2	7,093.3	0.0	83.50	444,219	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	19	19
2012	3.0	142	51,978.2	14,611.8	0.0	87.75	961,640	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	40	40
2013	3.0	147	53,556.4	15,831.1	0.0	90.05	1,069,193	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	43	43
2014	3.0	95	34,655.4	10,241.8	0.0	94.00	722,045	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	28	28
2015	3.0	61	22,424.9	6,625.8	0.0	101.35	503,645	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	18	18
2016	3.0	40	14,542.5	4,295.9	0.0	108.90	350,866	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	12	12
2017	3.0	26	9,378.6	2,769.8	0.0	111.10	230,796	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	8	8
2018	3.0	17	6,068.7	1,791.9	0.0	113.35	152,336	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	5	5
2019	3.0	11	3,927.0	1,159.3	0.0	115.65	100,552	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	3	3
2020	3.0	7	2,546.7	751.6	0.0	118.00	66,519	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	2	2
Sub			224,433.6	65,172.3	0.0	94.15	4,601,810			0.0	0.0	0.0	0.00	0	0.0	0.00		
Rem			2,136.4	668.3	0.0	121.25	60,772			122,175.6	39,096.2	0.0	15.40	451,428	0.0	0.00		
Total			226,570.0	65,840.6	0.0	94.42	4,662,581			122,175.6	39,096.2	0.0	15.40	451,428	0.0	0.00		

NGL SUMMARY

	CONDENSATE				ETHANE				PROPANE				BUTANE				TOTAL NGL		
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2011	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2012	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2013	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2014	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2015	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2016	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2017	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2018	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2019	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2020	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Sub	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Rem	195.5	0.0	240.47	35,255.5	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	195.5	0.0	146.6
Total	195.5	0.0	240.47	35,255.5	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	195.5	0.0	146.6

CASH FLOW BTAX

	Company Revenue $	Crown Royalty $	Freehold Royalty $	ORR Royalty $	Mineral Tax $	Total Royalty Burden %	Net Rev After Royalties $	Other Income $	Sask Corp Cap Tax $	Fixed Oper Expense $	Variable Operating Expense $	Other Expenses $	Total Operating Costs $	Abandon Cost & Salvage $	Net Operating Income $	Total Investment $	NET Cash Flow $	CUM Cash Flow $	Disc Cash Flow (10%) $
2011	444,219	0.0	0.0	0.0	26,164.5	6	418,055	0.0	0.0	6,843.1	3,569.5	0.0	10,412.6	0.0	407,642	384,000.0	23,642	23,642	27,211
2012	961,640	0.0	0.0	0.0	56,640.6	6	904,999	0.0	0.0	13,366.1	13,791.7	0.0	27,157.8	0.0	877,841	0.0	877,841	901,483	759,738
2013	1,069,193	0.0	0.0	0.0	62,975.4	6	1,006,217	0.0	0.0	13,633.4	33,672.4	0.0	47,305.8	0.0	958,911	0.0	958,911	1,860,395	758,733
2014	722,045	0.0	0.0	0.0	42,528.4	6	679,516	0.0	0.0	13,906.1	43,643.6	0.0	57,549.6	0.0	621,967	0.0	621,967	2,482,361	445,595
2015	503,645	0.0	0.0	0.0	29,664.7	6	473,980	0.0	0.0	14,184.2	41,892.1	0.0	56,076.3	0.0	417,904	0.0	417,904	2,900,265	272,198
2016	350,866	0.0	0.0	0.0	20,666.0	6	330,200	0.0	0.0	14,467.9	39,874.1	0.0	54,342.0	0.0	275,858	0.0	275,858	3,176,124	163,312
2017	230,796	0.0	0.0	0.0	13,593.9	6	217,202	0.0	0.0	14,757.2	37,552.5	0.0	52,309.7	0.0	164,892	0.0	164,892	3,341,016	88,750
2018	152,336	0.0	0.0	0.0	8,972.6	6	143,363	0.0	0.0	15,052.4	35,401.1	0.0	50,453.5	0.0	92,909	0.0	92,909	3,433,925	45,463
2019	100,552	0.0	0.0	0.0	5,922.5	6	94,630	0.0	0.0	15,353.4	33,410.2	0.0	48,763.7	0.0	45,866	0.0	45,866	3,479,791	20,405
2020	66,519	0.0	0.0	0.0	3,918.0	6	62,601	0.0	0.0	15,660.5	31,719.4	0.0	47,379.9	0.0	15,221	0.0	15,221	3,495,012	6,156
Sub	4,601,810	0.0	0.0	0.0	271,046.6	6	4,330,763	0.0	0.0	137,224.2	314,526.7	0.0	451,751.0	0.0	3,879,012	384,000.0	3,495,012	3,495,012	2,587,559
Rem	547,455	0.0	0.0	0.0	32,245.1	6	515,210	0.0	0.0	38,124.8	49,371.2	0.0	87,496.1	59,297.5	368,416	57,361.3	311,055	3,806,067	-5,409
Total	5,149,264	0.0	0.0	0.0	303,291.7	6	4,845,973	0.0	0.0	175,349.1	363,898.0	0.0	539,247.0	59,297.5	4,247,428	441,361.3	3,806,067	3,806,067	2,582,150

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	2.9
RLI (Principal Product)	10.2
Reserves Life	46.0
RLI (BOE)	10.2

TOTAL RESERVES - SALES

	GROSS	WI	CO SH	NET
Oil (bbl)	226,570	65,841	65,841	49,380
Gas (Mcf)	122,176	39,096	39,096	29,322
Gas (boe)	20,363	6,516	6,516	4,887
*NGL (bbl)	0	0	0	0
Cond (bbl)	611	195	195	147
Total (boe)	247,543	72,552	72,552	54,414

*This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate %	Op Income $	Investment $	Cash Flow $	NPV/BOE $/BOE
0	4,247,428	441,361.3	3,806,067	52.46
5	3,383,690	377,587.3	3,006,103	41.43
10	2,942,125	359,975.4	2,582,150	35.59
12	2,800,803	355,028.9	2,445,774	33.71
15	2,611,927	348,298.5	2,263,628	31.20
20	2,344,582	338,055.8	2,006,526	27.66

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	22,726.62	22,726.62
Cost Of Reserves	$/BOE	6.08	6.08
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX Unrisked	BTAX Risked	ATAX Unrisked	ATAX Risked
Discount Rate	(%)	10.0	10.0	10.0	10.0
Payout	(Yrs)	0.0	0.0	0.0	0.0
Discounted Payout	(Yrs)	0.0	0.0	0.0	0.0
DCF Rate of Return	(%)	> 200.0	> 200.0	> 200.0	> 200.0
NPV/Undisc Invest		5.9	5.9	5.9	3.6
NPV/Disc Invest		7.2	7.2	7.2	4.4
NPV/DIS Cap Exposure		717.3	717.3	717.3	438.8
NPV/BOEPD	(M$/boepd)	133.0	133.0	133.0	81.3

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

		WI Unrisked	WI Risked	Co. Share Unrisked	Co. Share Risked
Production	(BOEPD)	19	19	19	19
Price	($/BOE)	62.62	62.62	62.62	62.62
Royalties	($/BOE)	3.69	3.69	3.69	3.69
Operating Costs	($/BOE)	1.47	1.47	1.47	1.47
NetBack	($/BOE)	57.47	57.47	57.47	57.47
Recycle Ratio	(ratio)	9.45	9.45	9.45	9.45

ajm

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM US December 31, 2010 Forecast Pricing (USD)

Selection : United States

Effective December 31, 2010

Total Proved Reserves

Page 2 of 2

CASH FLOW ATAX

	Income Before State Tax	State Income Tax	Income Before Tax Loss	Taxable Income	Reg. Income Tax	Pref. Items	Amt. NOL Generated	Amt. NOL Claimed	Exempt Amount	Alt. Min. Tax	Land Cost	Inv. Tax Credit	Federal Income Tax	Total Income Tax	BTAX Cash Flow	ATAX Cash Flow	CUM Cash Flow	Disc Cash Flow (10%)
	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$
2011	0	0	0	0	0	0	0	0	0	0	0	0	0	0	23,642	23,642	23,642	27,211
2012	0	0	0	0	0	0	0	0	0	0	0	0	0	0	877,841	877,841	901,483	759,738
2013	0	0	0	0	0	0	0	0	0	0	0	0	0	0	958,911	958,911	1,860,395	758,733
2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	621,967	621,967	2,482,361	445,595
2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	417,904	417,904	2,900,265	272,198
2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	275,858	275,858	3,176,124	163,312
2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	164,892	164,892	3,341,016	88,750
2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	92,909	92,909	3,433,925	45,463
2019	0	0	0	0	0	0	0	0	0	0	0	0	0	0	45,866	45,866	3,479,791	20,405
2020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	15,221	15,221	3,495,012	6,155
Sub	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,495,012	3,495,012	3,495,012	2,587,559
Rem	0	0	0	0	0	0	0	0	0	0	0	0	0	0	311,055	311,055	3,806,067	-5,409
Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,806,067	3,806,067	3,806,067	2,582,150

TAXABLE INCOME

	Resource Revenue	NOL Generated	NOL Claimed	Rem NOL Pool	Class 7 Adds	Class 15 Adds	Class 7 Claimed	Class 15 Claimed	Open Bal. Deprec. Claimed	Total Deprec.	Rem. Deprec. Pool	Amort. Claimed	Rem. Amort. Pool	Depletion Claimed	Rem. Deplet. Pool
	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$
2011	44	0	0	1,6	48,	0	0	0	0	288	48,	0	0	0	0
2012	96	0	0	1,6	0	0	0	0	0	576	48,	0	0	0	0
2013	1,0	0	0	1,6	0	0	0	0	0	576	48,	0	0	0	0
2014	72	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2015	50	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2016	35	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2017	23	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2018	15	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2019	10	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2020	66,	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
Sub	4,6	0	0	1,6	48,	0	0	0	0	1,7	48,	0	0	0	0
Rem	54	0	0	1,6	0	0	0	0	0	1,9	48,	0	0	0	0
Total	5,1	0	0	1,6	48,	0	0	0	0	3,7	48,	0	0	0	0

NET PRESENT VALUES AFTER TAX

Discount Rate	Op Income	Investment	Cash Flow	NPV/BOE
%	$	$	$	$/BOE
0	4,247,428	441,361.3	3,806,067	52.46
5	3,383,690	377,587.3	3,006,103	41.43
10	2,942,125	359,975.4	2,582,150	35.59
12	2,800,803	355,028.9	2,445,774	33.71
15	2,611,927	348,298.5	2,263,628	31.20
20	2,344,582	338,055.8	2,006,526	27.66

CORPORATE OPENING TAX POOLS (M$)

Cost Depletion Pool	0.00
Amortization Pool	0.00
Amortization Pool Life	10.00 yrs
Depreciation Pool	0.00
Depreciation Pool Life	10.00 yrs
NOL Pool	1,695.28

ajm

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM US December 31, 2010 Forecast Pricing (USD)

Selection : United States

Effective December 31, 2010 | Total Proved Plus Probable Reserves | Page 1 of 2

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL						
	Wells	Pool Rates bbl/d	Pool Volumes bbl	WI Volume bbl	RI Volume bbl	Price $/bbl	Revenue M$
2011	2.0	70	25,655.8	7,153.5	0.0	83.50	448
2012	3.0	152	55,542.3	15,458.8	0.0	87.75	1,017
2013	3.0	188	68,488.1	20,172.9	0.0	90.05	1,362
2014	3.0	163	59,498.0	17,722.4	0.0	94.00	1,249
2015	3.0	142	51,924.6	15,620.9	0.0	101.35	1,187
2016	3.0	125	45,616.8	13,843.9	0.0	108.90	1,131
2017	3.0	110	40,000.5	12,232.7	0.0	111.10	1,019
2018	3.0	97	35,289.7	10,884.0	0.0	113.35	924
2019	3.0	86	31,219.8	9,666.5	0.0	115.65	838
2020	3.0	76	27,757.1	8,637.0	0.0	118.00	764
Sub			440,992.7	131,372.5	0.0	100.89	9,941
Rem			226,904.4	72,010.2	0.0	142.30	7,685
Total			667,897.1	203,382.7	0.0	115.55	17,626

	COMPANY SALES GAS							SULPHUR		TOTAL	
	Wells	Pool Rates scf/d	Pool Volumes Mcf	WI Volume Mcf	RI Volume Mcf	Price $/Mcf	Revenue M$	Co. Share Volume lt	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2011	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	20	20
2012	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	42	42
2013	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	55	55
2014	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	49	49
2015	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	43	43
2016	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	38	38
2017	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	34	34
2018	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	30	30
2019	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	26	26
2020	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	24	24
Sub			0.0	0.0	0.0	0.00	0	0.0	0.00		
Rem			763,120.2	220,290.5	0.0	14.43	2,384	0.0	0.00		
Total			763,120.2	220,290.5	0.0	14.43	2,384	0.0	0.00		

NGL SUMMARY

	CONDENSATE				ETHANE			
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$
2011	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0
2012	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0
2013	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0
2014	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0
2015	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0
2016	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0
2017	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0
2018	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0
2019	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0
2020	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0
Sub	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0
Rem	1,101.5	0.0	225.42	186.2	0.0	0.0	0.00	0.0
Total	1,101.5	0.0	225.42	186.2	0.0	0.0	0.00	0.0

	PROPANE				BUTANE				TOTAL NGL		
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2011	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2012	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2013	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2014	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2015	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2016	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2017	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2018	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2019	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2020	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Sub	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Rem	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	1,101.5	0.0	826.1
Total	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	1,101.5	0.0	826.1

CASH FLOW BTAX

	Company Revenue M$	Crown Royalty M$	Freehold Royalty M$	ORR Royalty M$	Mineral Tax M$	Total Royalty Burden %	Net Rev After Royalties M$	Other Income M$	Sask Corp Cap Tax M$
2011	448	0.0	0.0	0.0	26.4	6	422	0.0	0.0
2012	1,017	0.0	0.0	0.0	59.9	6	957	0.0	0.0
2013	1,362	0.0	0.0	0.0	80.2	6	1,282	0.0	0.0
2014	1,249	0.0	0.0	0.0	73.6	6	1,176	0.0	0.0
2015	1,187	0.0	0.0	0.0	69.9	6	1,117	0.0	0.0
2016	1,131	0.0	0.0	0.0	66.6	6	1,064	0.0	0.0
2017	1,019	0.0	0.0	0.0	60.0	6	959	0.0	0.0
2018	924	0.0	0.0	0.0	54.4	6	869	0.0	0.0
2019	838	0.0	0.0	0.0	49.4	6	789	0.0	0.0
2020	764	0.0	0.0	0.0	45.0	6	719	0.0	0.0
Sub	9,941	0.0	0.0	0.0	585.5	6	9,355	0.0	0.0
Rem	10,255	0.0	0.0	0.0	604.0	6	9,651	0.0	0.0
Total	20,196	0.0	0.0	0.0	1,189.6	6	19,007	0.0	0.0

	Fixed Oper Expense M$	Variable Operating Expense M$	Other Expenses M$	Total Operating Costs M$	Abandon Cost & Salvage M$	Net Operating Income M$	Total Investment M$	NET Cash Flow M$	CUM Cash Flow M$	Disc Cash Flow (10%) M$
2011	6.8	3.7	0.0	10.5	0.0	411	384.0	27	27	30
2012	13.4	16.7	0.0	30.1	0.0	927	0.0	927	954	802
2013	13.6	50.4	0.0	64.0	0.0	1,218	0.0	1,218	2,173	962
2014	13.9	80.2	0.0	94.1	0.0	1,082	0.0	1,082	3,254	775
2015	14.2	94.3	0.0	108.5	0.0	1,009	0.0	1,009	4,263	657
2016	14.5	111.0	0.0	125.4	0.0	939	0.0	939	5,202	556
2017	14.8	129.9	0.0	144.6	0.0	815	0.0	815	6,017	438
2018	15.1	152.6	0.0	167.6	0.0	702	0.0	702	6,718	343
2019	15.4	179.4	0.0	194.7	0.0	594	0.0	594	7,313	264
2020	15.7	212.0	0.0	227.6	0.0	492	0.0	492	7,804	199
Sub	137.2	1,030.0	0.0	1,167.2	0.0	8,188	384.0	7,804	7,804	5,027
Rem	662.9	8,132.5	0.0	8,795.5	94.3	762	78.4	683	8,487	89
Total	800.2	9,162.5	0.0	9,962.7	94.3	8,950	462.4	8,487	8,487	5,115

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	8.8
RLI (Principal Product)	33.7
Reserves Life	50.0
RLI (BOE)	33.7

TOTAL RESERVES - SALES

	GROSS	WI	CO SH	NET
Oil (bbl)	667,897	203,383	203,383	152,537
Gas (Mcf)	763,120	220,291	220,291	165,218
Gas (boe)	127,187	36,715	36,715	27,536
*NGL (bbl)	0	0	0	0
Cond (bbl)	3,816	1,101	1,101	826
Total (boe)	798,899	241,199	241,199	180,899

*This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	8,950	462.4	8,487	35.19
5	6,636	386.5	6,249	25.91
10	5,479	363.9	5,115	21.21
12	5,103	357.9	4,745	19.67
15	4,605	350.1	4,255	17.64
20	3,922	338.9	3,583	14.86

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	23,608.00	23,608.00
Cost Of Reserves	$/BOE	1.92	1.92
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX Unrisked	BTAX Risked	ATAX Unrisked	ATAX Risked
Discount Rate	(%)	10.0	10.0	10.0	10.0
Payout	(Yrs)	0.0	0.0	0.0	0.0
Discounted Payout	(Yrs)	0.0	0.0	0.0	0.0
DCF Rate of Return	(%)	> 200.0	> 200.0	> 200.0	> 200.0
NPV/Undisc Invest		11.1	11.1	11.1	6.8
NPV/Disc Invest		14.1	14.1	14.1	8.6
NPV/DIS Cap Exposure		1,405.6	1,405.6	1,405.6	860.5
NPV/BOEPD	(M$/boepd)	261.2	261.2	261.2	159.9

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

		WI Unrisked	WI Risked	Co. Share Unrisked	Co. Share Risked
Production	(BOEPD)	20	20	20	20
Price	($/BOE)	62.62	62.62	62.62	62.62
Royalties	($/BOE)	3.69	3.69	3.69	3.69
Operating Costs	($/BOE)	1.47	1.47	1.47	1.47
NetBack	($/BOE)	57.47	57.47	57.47	57.47
Recycle Ratio	(ratio)	29.98	29.98	29.98	29.98

ajm

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM US December 31, 2010 Forecast Pricing (USD)

Selection : United States
Effective December 31, 2010

Total Proved Plus Probable Reserves

Page 2 of 2

CASH FLOW ATAX

	Income Before State Tax M$	State Income Tax M$	Income Before Tax Loss M$	Taxable Income M$	Reg. Income Tax M$	Pref. Items M$	Amt. NOL Generated M$	Amt. NOL Claimed M$	Exempt Amount M$	Alt. Min. Tax M$	Land Cost M$	Inv. Tax Credit M$	Federal Income Tax M$	Total Income Tax M$	BTAX Cash Flow M$	ATAX Cash Flow M$	CUM Cash Flow M$	Disc Cash Flow (10%) M$
2011	0	0	0	0	0	0	0	0	0	0	0	0	0	0	27	27	27	30
2012	0	0	0	0	0	0	0	0	0	0	0	0	0	0	927	927	954	802
2013	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,218	1,218	2,173	962
2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,082	1,082	3,254	775
2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,009	1,009	4,263	657
2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	939	939	5,202	556
2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	815	815	6,017	438
2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	702	702	6,718	343
2019	0	0	0	0	0	0	0	0	0	0	0	0	0	0	594	594	7,313	264
2020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	492	492	7,804	199
Sub	0	0	0	0	0	0	0	0	0	0	0	0	0	0	7,804	7,804	7,804	5,027
Rem	0	0	0	0	0	0	0	0	0	0	0	0	0	0	683	683	8,487	89
Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	8,487	8,487	8,487	5,115

TAXABLE INCOME

	Resource Revenue M$	NOL Generated M$	NOL Claimed M$	Rem NOL Pool M$	Class 7 Adds M$	Class 15 Adds M$	Class 7 Claimed M$	Class 15 Claimed M$	Open Bal. Deprec. Claimed M$	Total Deprec. M$	Rem. Deprec. Pool M$	Amort. Claimed M$	Rem. Amort. Pool M$	Depletion Claimed M$	Rem. Deplet. Pool M$
2011	44	0	0	1,6	48	0	0	0	0	288	48	0	0	0	0
2012	1,0	0	0	1,6	0	0	0	0	0	576	48	0	0	0	0
2013	1,3	0	0	1,6	0	0	0	0	0	576	48	0	0	0	0
2014	1,2	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2015	1,1	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2016	1,1	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2017	1,0	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2018	92	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2019	83	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2020	76	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
Sub	9,9	0	0	1,6	48	0	0	0	0	1,7	48	0	0	0	0
Rem	10,	0	0	1,6	0	0	0	0	0	1,9	48	0	0	0	0
Total	20,	0	0	1,6	48	0	0	0	0	3,7	48	0	0	0	0

NET PRESENT VALUES AFTER TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	8,950	462.4	8,487	35.19
5	6,636	386.5	6,249	25.91
10	5,479	363.9	5,115	21.21
12	5,103	357.9	4,745	19.67
15	4,605	350.1	4,255	17.64
20	3,922	338.9	3,583	14.86

CORPORATE OPENING TAX POOLS (M$)

Cost Depletion Pool	0.00
Amortization Pool	0.00
Amortization Pool Life	10.00 yrs
Depreciation Pool	0.00
Depreciation Pool Life	10.00 yrs
NOL Pool	1,695.28

ajm

PRICE SENSITIVITY- UNITED STATES

AJM SEC 12 MONTH AVERAGE DECEMBER 1, 2010

(CANADIAN DOLLARS)

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM SEC 12 Month Avg December 1 2010 (CAD)

Selection : United States

Effective December 31, 2010 — Total Proved Developed Producing Reserves — Page 1 of 2

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL							COMPANY SALES GAS							SULPHUR		TOTAL	
	Wells	Pool Rates bbl/d	Pool Volumes bbl	WI Volume bbl	RI Volume bbl	Price $/bbl	Revenue $	Wells	Pool Rates scf/d	Pool Volumes scf	WI Volume scf	RI Volume scf	Price $/Mcf	Revenue $	Co. Share Volume lt	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2011	1.0	49	17,995.2	4,792.6	0.0	79.79	286,800	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	13	13
2012	1.0	46	16,843.5	3,368.7	0.0	78.19	197,561	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	9	9
2013	1.0	30	10,891.3	2,178.3	0.0	75.80	123,835	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	6	6
2014	1.0	19	7,066.3	1,413.3	0.0	75.80	80,345	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	4	4
2015	1.0	13	4,584.7	916.9	0.0	75.80	52,128	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	3	3
2016	1.0	8	2,981.1	596.2	0.0	75.80	33,895	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	2	2
2017	1.0	5	1,927.6	385.5	0.0	75.80	21,917	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	1	1
2018	1.0	3	1,250.6	250.1	0.0	75.80	14,220	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	1	1
2019	1.0	2	811.4	162.3	0.0	75.80	9,226	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	0	0
2020	1.0	1	527.6	105.5	0.0	75.80	5,999	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	0	0
Sub			64,879.3	14,169.4	0.0	77.72	825,927			0.0	0.0	0.0	0.00	0	0.0	0.00		
Rem			128.0	25.6	0.0	75.80	1,455			0.0	0.0	0.0	0.00	0	0.0	0.00		
Total			65,007.3	14,195.0	0.0	77.72	827,382			0.0	0.0	0.0	0.00	0	0.0	0.00		

NGL SUMMARY

	CONDENSATE				ETHANE				PROPANE				BUTANE				TOTAL NGL		
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2011	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2012	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2013	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2014	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2015	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2016	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2017	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2018	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2019	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2020	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Sub	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Rem	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Total	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0

CASH FLOW BTAX

	Company Revenue $	Crown Royalty $	Freehold Royalty $	ORR Royalty $	Mineral Tax $	Total Royalty Burden %	Net Rev After Royalties $	Other Income $	Sask Corp Cap Tax $	Fixed Oper Expense $	Variable Operating Expense $	Other Expenses $	Total Operating Costs $	Abandon Cost & Salvage $	Net Operating Income $	Total Investment $	NET Cash Flow $	CUM Cash Flow $	Disc Cash Flow (10%) $
2011	286,800	0.0	0.0	0.0	16,892.5	6	269,908	0.0	0.0	4,404.9	2,511.0	0.0	6,915.8	0.0	262,992	0.0	262,992	262,992	251,391
2012	197,561	0.0	0.0	0.0	11,636.3	6	185,925	0.0	0.0	3,057.6	7,254.5	0.0	10,312.1	0.0	175,612	0.0	175,612	438,604	152,875
2013	123,835	0.0	0.0	0.0	7,293.9	6	116,542	0.0	0.0	2,964.0	8,275.1	0.0	11,239.1	0.0	105,302	0.0	105,302	543,907	83,316
2014	80,345	0.0	0.0	0.0	4,732.3	6	75,613	0.0	0.0	2,964.0	7,809.5	0.0	10,773.5	0.0	64,839	0.0	64,839	608,746	46,453
2015	52,128	0.0	0.0	0.0	3,070.3	6	49,058	0.0	0.0	2,964.0	7,293.2	0.0	10,257.2	0.0	38,801	0.0	38,801	647,547	25,272
2016	33,895	0.0	0.0	0.0	1,996.4	6	31,899	0.0	0.0	2,964.0	6,782.0	0.0	9,746.0	0.0	22,153	0.0	22,153	669,699	13,115
2017	21,917	0.0	0.0	0.0	1,290.9	6	20,626	0.0	0.0	2,964.0	6,262.2	0.0	9,226.2	0.0	11,400	0.0	11,400	681,099	6,136
2018	14,220	0.0	0.0	0.0	837.6	6	13,382	0.0	0.0	2,964.0	5,807.4	0.0	8,771.4	0.0	4,611	0.0	4,611	685,710	2,256
2019	9,226	0.0	0.0	0.0	543.4	6	8,683	0.0	0.0	2,964.0	5,404.6	0.0	8,368.7	0.0	314	0.0	314	686,024	140
2020	5,999	0.0	0.0	0.0	353.3	6	5,646	0.0	0.0	2,964.0	5,075.8	0.0	8,039.8	0.0	-2,394	0.0	-2,394	683,630	-998
Sub	825,927	0.0	0.0	0.0	48,647.1	6	777,280	0.0	0.0	31,174.5	62,475.2	0.0	93,649.8	0.0	683,630	0.0	683,630	683,630	579,985
Rem	1,455	0.0	0.0	0.0	85.7	6	1,369	0.0	0.0	988.0	1,593.9	0.0	2,581.9	0.0	-1,213	0.0	-1,213	682,417	-446
Total	827,382	0.0	0.0	0.0	48,732.8	6	778,649	0.0	0.0	32,162.5	64,069.2	0.0	96,231.7	0.0	682,417	0.0	682,417	682,417	579,539

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	1.7
RLI (Principal Product)	3.0
Reserves Life	11.0
RLI (BOE)	3.0

TOTAL RESERVES - SALES

	GROSS	WI	CO SH	NET
Oil (bbl)	65,007	14,195	14,195	10,646
Gas (scf)	0	0	0	0
Gas (boe)	0	0	0	0
*NGL (bbl)	0	0	0	0
Cond (bbl)	0	0	0	0
Total (boe)	65,007	14,195	14,195	10,646

*This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate %	Op Income $	Investment $	Cash Flow $	NPV/BOE $/BOE
0	682,417	0.0	682,417	48.07
5	626,157	0.0	626,157	44.11
10	579,539	0.0	579,539	40.83
12	563,084	0.0	563,084	39.67
15	540,390	0.0	540,390	38.07
20	507,111	0.0	507,111	35.72

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	0.00	0.00
Cost Of Reserves	$/BOE	0.00	0.00
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX Unrisked	BTAX Risked	ATAX Unrisked	ATAX Risked
Discount Rate	(%)	10.0	10.0	10.0	10.0
Payout	(Yrs)	0.0	0.0	0.0	0.0
Discounted Payout	(Yrs)	0.0	0.0	0.0	0.0
DCF Rate of Return	(%)	> 200.0	> 200.0	> 200.0	> 200.0
NPV/Undisc Invest		0.0	0.0	0.0	0.0
NPV/Disc Invest		0.0	0.0	0.0	0.0
NPV/DIS Cap Exposure		0.0	0.0	0.0	0.0
NPV/BOEPD	(M$/boepd)	44.2	44.2	44.2	27.8

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

		WI Unrisked	WI Risked	Co. Share Unrisked	Co. Share Risked
Production	(BOEPD)	13	13	13	13
Price	($/BOE)	59.84	59.84	59.84	59.84
Royalties	($/BOE)	3.52	3.52	3.52	3.52
Operating Costs	($/BOE)	1.44	1.44	1.44	1.44
NetBack	($/BOE)	54.87	54.87	54.87	54.87
Recycle Ratio	(ratio)	0.00	0.00	0.00	0.00

ajm

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM SEC 12 Month Avg December 1 2010 (CAD)

Selection : United States

Effective December 31, 2010 — Total Proved Developed Producing Reserves

Page 2 of 2

CASH FLOW ATAX

	Income Before State Tax	State Income Tax	Income Before Tax Loss	Taxable Income	Reg. Income Tax	Pref. Items	Amt. NOL Generated	Amt. NOL Claimed	Exempt Amount	Alt. Min. Tax	Land Cost	Inv. Tax Credit	Federal Income Tax	Total Income Tax	BTAX Cash Flow	ATAX Cash Flow	CUM Cash Flow	Disc Cash Flow (10%)
	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$
2011	0	0	0	0	0	0	0	0	0	0	0	0	0	0	262,992	262,992	262,992	251,391
2012	0	0	0	0	0	0	0	0	0	0	0	0	0	0	175,612	175,612	438,604	152,875
2013	0	0	0	0	0	0	0	0	0	0	0	0	0	0	105,302	105,302	543,907	83,316
2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	64,839	64,839	608,746	46,453
2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	38,801	38,801	647,547	25,272
2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	22,153	22,153	669,699	13,115
2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	11,400	11,400	681,099	6,136
2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,611	4,611	685,710	2,256
2019	0	0	0	0	0	0	0	0	0	0	0	0	0	0	314	314	686,024	140
2020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	-2,394	-2,394	683,630	-968
Sub	0	0	0	0	0	0	0	0	0	0	0	0	0	0	683,630	683,630	683,630	579,985
Rem	0	0	0	0	0	0	0	0	0	0	0	0	0	0	-1,213	-1,213	682,417	-446
Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	682,417	682,417	682,417	579,539

TAXABLE INCOME

	Resource Revenue	NOL Generated	NOL Claimed	Rem NOL Pool	Class 7 Adds	Class 15 Adds	Class 7 Claimed	Class 15 Claimed	Open Bal. Deprec. Claimed	Total Deprec.	Rem. Deprec. Pool	Amort. Claimed	Rem. Amort. Pool	Depletion Claimed	Rem. Deplet. Pool
	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$
2011	28	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2012	19	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2013	12	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2014	80,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2015	52,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2016	33,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2017	21,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2018	14,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2019	9,2	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2020	5,9	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
Sub	82	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
Rem	1,4	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
Total	82	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0

NET PRESENT VALUES AFTER TAX

Discount Rate	Op Income	Investment	Cash Flow	NPV/BOE
%	$	$	$	$/BOE
0	682,417	0.0	682,417	48.07
5	626,157	0.0	626,157	44.11
10	579,539	0.0	579,539	40.83
12	563,084	0.0	563,084	39.67
15	540,390	0.0	540,390	38.07
20	507,111	0.0	507,111	35.72

CORPORATE OPENING TAX POOLS (M$)

Cost Depletion Pool	0.00
Amortization Pool	0.00
Amortization Pool Life	10.00 yrs
Depreciation Pool	0.00
Depreciation Pool Life	10.00 yrs
NOL Pool	1,695.28

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM SEC 12 Month Avg December 1 2010 (CAD)

Selection : United States

Effective December 31, 2010 — Total Proved Reserves

Page 1 of 2

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL							COMPANY SALES GAS							SULPHUR		TOTAL	
	Wells	Pool Rates bbl/d	Pool Volumes bbl	WI Volume bbl	RI Volume bbl	Price $/bbl	Revenue $	Wells	Pool Rates scf/d	Pool Volumes Mcf	WI Volume Mcf	RI Volume Mcf	Price $/Mcf	Revenue $	Co. Share Volume lt	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2011	2.0	69	25,355.2	7,147.8	0.0	79.79	427,741	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	20	20
2012	3.0	142	51,978.2	14,611.8	0.0	78.19	856,926	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	40	40
2013	3.0	147	53,556.4	15,831.1	0.0	75.80	900,005	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	43	43
2014	3.0	95	34,655.4	10,241.8	0.0	75.80	582,249	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	28	28
2015	3.0	61	22,424.9	6,625.8	0.0	75.80	376,681	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	18	18
2016	3.0	40	14,542.5	4,295.9	0.0	75.80	244,223	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	12	12
2017	3.0	26	9,378.6	2,769.8	0.0	75.80	157,466	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	8	8
2018	3.0	17	6,068.7	1,791.9	0.0	75.80	101,871	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	5	5
2019	3.0	11	3,927.0	1,159.3	0.0	75.80	65,905	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	3	3
2020	3.0	7	2,546.7	751.6	0.0	75.80	42,730	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	2	2
Sub			224,433.6	65,226.8	0.0	76.77	3,755,798			0.0	0.0	0.0	0.00	0	0.0	0.00		
Rem			2,136.4	668.3	0.0	75.80	37,992			122,175.6	39,096.2	0.0	4.17	122,288	0.0	0.00		
Total			226,570.0	65,895.1	0.0	76.76	3,793,790			122,175.6	39,096.2	0.0	4.17	122,288	0.0	0.00		

NGL SUMMARY

	CONDENSATE				ETHANE				PROPANE				BUTANE				TOTAL NGL		
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2011	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2012	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2013	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2014	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2015	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2016	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2017	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2018	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2019	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2020	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Sub	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Rem	195.5	0.0	75.80	11,113.2	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	195.5	0.0	146.6
Total	195.5	0.0	75.80	11,113.2	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	195.5	0.0	146.6

CASH FLOW BTAX

	Company Revenue $	Crown Royalty $	Freehold Royalty $	ORR Royalty $	Mineral Tax $	Total Royalty Burden %	Net Rev After Royalties $	Other Income $	Sask Corp Cap Tax $	Fixed Oper Expense $	Variable Operating Expense $	Other Expenses $	Total Operating Costs $	Abandon Cost & Salvage $	Net Operating Income $	Total Investment $	NET Cash Flow $	CUM Cash Flow $	Disc Cash Flow (10%) $
2011	427,741	0.0	0.0	0.0	25,194.0	6	402,547	0.0	0.0	6,900.9	3,594.6	0.0	10,495.4	0.0	392,052	384,000.0	8,052	8,052	12,450
2012	856,926	0.0	0.0	0.0	50,472.9	6	806,453	0.0	0.0	12,842.0	13,251.0	0.0	26,093.0	0.0	780,360	0.0	780,360	788,412	675,374
2013	900,005	0.0	0.0	0.0	53,010.3	6	846,995	0.0	0.0	12,448.8	30,746.7	0.0	43,195.5	0.0	803,799	0.0	803,799	1,592,211	636,021
2014	582,249	0.0	0.0	0.0	34,294.5	6	547,955	0.0	0.0	12,448.8	39,070.1	0.0	51,518.9	0.0	496,436	0.0	496,436	2,088,647	355,661
2015	376,681	0.0	0.0	0.0	22,186.5	6	354,494	0.0	0.0	12,448.8	36,766.8	0.0	49,215.6	0.0	305,279	0.0	305,279	2,393,926	198,841
2016	244,223	0.0	0.0	0.0	14,384.7	6	229,838	0.0	0.0	12,448.8	34,309.5	0.0	46,758.3	0.0	183,080	0.0	183,080	2,577,006	108,386
2017	157,466	0.0	0.0	0.0	9,274.7	6	148,191	0.0	0.0	12,448.8	31,678.3	0.0	44,127.1	0.0	104,064	0.0	104,064	2,681,070	58,010
2018	101,871	0.0	0.0	0.0	6,000.2	6	95,871	0.0	0.0	12,448.8	29,277.9	0.0	41,726.7	0.0	54,144	0.0	54,144	2,735,214	26,495
2019	65,905	0.0	0.0	0.0	3,881.8	6	62,023	0.0	0.0	12,448.8	27,089.6	0.0	39,538.4	0.0	22,485	0.0	22,485	2,757,699	10,003
2020	42,730	0.0	0.0	0.0	2,516.8	6	40,213	0.0	0.0	12,448.8	25,214.4	0.0	37,663.2	0.0	2,550	0.0	2,550	2,760,249	1,031
Sub	3,755,798	0.0	0.0	0.0	221,216.5	6	3,534,581	0.0	0.0	119,333.4	270,998.8	0.0	390,332.2	0.0	3,144,249	384,000.0	2,760,249	2,760,249	2,080,271
Rem	171,393	0.0	0.0	0.0	10,095.1	6	161,298	0.0	0.0	23,788.5	36,328.5	0.0	60,117.1	30,400.0	70,781	22,800.0	47,981	2,808,230	-9,426
Total	3,927,191	0.0	0.0	0.0	231,311.6	6	3,695,880	0.0	0.0	143,122.0	307,327.3	0.0	450,449.3	30,400.0	3,215,030	406,800.0	2,808,230	2,808,230	2,070,845

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	2.9
RLI (Principal Product)	10.2
Reserves Life	46.0
RLI (BOE)	10.2

TOTAL RESERVES - SALES

	GROSS	WI	CO SH	NET
Oil (bbl)	226,570	65,895	65,895	49,421
Gas (Mcf)	122,176	39,096	39,096	29,322
Gas (boe)	20,363	6,516	6,516	4,887
*NGL (bbl)	0	0	0	0
Cond (bbl)	611	195	195	147
Total (boe)	247,543	72,607	72,607	54,455

*This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate %	Op Income $	Investment $	Cash Flow $	NPV/BOE $/BOE
0	3,215,030	406,800.0	2,808,230	38.68
5	2,745,604	373,645.4	2,371,958	32.67
10	2,430,323	359,478.0	2,070,845	28.52
12	2,323,652	354,805.8	1,968,846	27.12
15	2,178,966	348,229.7	1,830,737	25.21
20	1,971,336	338,045.4	1,633,291	22.50

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	20,787.38	20,787.38
Cost Of Reserves	$/BOE	5.60	5.60
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX Unrisked	BTAX Risked	ATAX Unrisked	ATAX Risked
Discount Rate	(%)	10.0	10.0	10.0	10.0
Payout	(Yrs)	0.0	0.0	0.0	0.0
Discounted Payout	(Yrs)	0.0	0.0	0.0	0.0
DCF Rate of Return	(%)	> 200.0	> 200.0	> 200.0	> 200.0
NPV/Undisc Invest		5.1	5.1	5.1	3.1
NPV/Disc Invest		5.8	5.8	5.8	3.5
NPV/DIS Cap Exposure		576.1	576.1	576.1	349.9
NPV/BOEPD	(M$/boepd)	105.8	105.8	105.8	64.3

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

		WI Unrisked	WI Risked	Co. Share Unrisked	Co. Share Risked
Production	(BOEPD)	20	20	20	20
Price	($/BOE)	59.84	59.84	59.84	59.84
Royalties	($/BOE)	3.52	3.52	3.52	3.52
Operating Costs	($/BOE)	1.47	1.47	1.47	1.47
NetBack	($/BOE)	54.85	54.85	54.85	54.85
Recycle Ratio	(ratio)	9.79	9.79	9.79	9.79

ajm

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM SEC 12 Month Avg December 1 2010 (CAD)

Selection : United States

Effective December 31, 2010 — Total Proved Reserves

Page 2 of 2

CASH FLOW ATAX

	Income Before State Tax	State Income Tax	Income Before Tax Loss	Taxable Income	Reg. Income Tax	Pref. Items	Amt. NOL Generated	Amt. NOL Claimed	Exempt Amount	Alt. Min. Tax	Land Cost	Inv. Tax Credit	Federal Income Tax	Total Income Tax	BTAX Cash Flow	ATAX Cash Flow	CUM Cash Flow	Disc Cash Flow (10%)
	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$
2011	0	0	0	0	0	0	0	0	0	0	0	0	0	0	8,052	8,052	8,052	12,450
2012	0	0	0	0	0	0	0	0	0	0	0	0	0	0	780,360	780,360	788,412	675,374
2013	0	0	0	0	0	0	0	0	0	0	0	0	0	0	803,799	803,799	1,592,211	636,021
2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	496,436	496,436	2,088,647	355,661
2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	305,279	305,279	2,393,926	198,841
2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	183,080	183,080	2,577,006	108,386
2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	104,064	104,064	2,681,070	56,010
2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	54,144	54,144	2,735,214	26,495
2019	0	0	0	0	0	0	0	0	0	0	0	0	0	0	22,485	22,485	2,757,699	10,003
2020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,550	2,550	2,760,249	1,031
Sub	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,760,249	2,760,249	2,760,249	2,080,271
Rem	0	0	0	0	0	0	0	0	0	0	0	0	0	0	47,981	47,981	2,808,230	-9,426
Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,808,230	2,808,230	2,808,230	2,070,845

TAXABLE INCOME

	Resource Revenue	NOL Generated	NOL Claimed	Rem NOL Pool	Class 7 Adds	Class 15 Adds	Class 7 Claimed	Class 15 Claimed	Open Bal. Deprec. Claimed	Total Deprec.	Rem. Deprec. Pool	Amort. Claimed	Rem. Amort. Pool	Depletion Claimed	Rem. Deplet. Pool
	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$
2011	42	0	0	1,6	48,	0	0	0	0	288	48,	0	0	0	0
2012	85	0	0	1,6	0	0	0	0	0	576	48,	0	0	0	0
2013	90	0	0	1,6	0	0	0	0	0	576	48,	0	0	0	0
2014	58	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2015	37	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2016	24	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2017	15	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2018	10	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2019	65,	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2020	42,	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
Sub	3,7	0	0	1,6	48,	0	0	0	0	1,7	48,	0	0	0	0
Rem	17	0	0	1,6	0	0	0	0	0	1,9	48,	0	0	0	0
Total	3,9	0	0	1,6	48,	0	0	0	0	3,7	48,	0	0	0	0

NET PRESENT VALUES AFTER TAX

Discount Rate	Op Income	Investment	Cash Flow	NPV/BOE
%	$	$	$	$/BOE
0	3,215,030	406,800.0	2,808,230	38.68
5	2,745,604	373,645.4	2,371,958	32.67
10	2,430,323	359,478.0	2,070,845	28.52
12	2,323,652	354,805.8	1,968,846	27.12
15	2,178,966	348,229.7	1,830,737	25.21
20	1,971,336	338,045.4	1,633,291	22.50

CORPORATE OPENING TAX POOLS (M$)

Cost Depletion Pool	0.00
Amortization Pool	0.00
Amortization Pool Life	10.00 yrs
Depreciation Pool	0.00
Depreciation Pool Life	10.00 yrs
NOL Pool	1,695.28

ajm

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM SEC 12 Month Avg December 1 2010 (CAD)

Selection : United States

Effective December 31, 2010

Total Proved Plus Probable Reserves

Page 1 of 2

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL							COMPANY SALES GAS							SULPHUR		TOTAL	
	Wells	Pool Rates bbl/d	Pool Volumes bbl	WI Volume bbl	RI Volume bbl	Price $/bbl	Revenue M$	Wells	Pool Rates scf/d	Pool Volumes Mcf	WI Volume Mcf	RI Volume Mcf	Price $/Mcf	Revenue M$	Co. Share Volume lt	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2011	2.0	70	25,655.8	7,207.9	0.0	79.79	431	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	20	20
2012	3.0	152	55,542.3	15,458.8	0.0	78.19	907	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	42	42
2013	3.0	188	68,488.1	20,172.9	0.0	75.80	1,147	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	55	55
2014	3.0	163	59,498.0	17,722.4	0.0	75.80	1,008	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	49	49
2015	3.0	142	51,924.6	15,620.9	0.0	75.80	888	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	43	43
2016	3.0	125	45,616.8	13,843.9	0.0	75.80	787	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	38	38
2017	3.0	110	40,000.5	12,232.7	0.0	75.80	696	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	34	34
2018	3.0	97	35,289.7	10,864.0	0.0	75.80	618	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	30	30
2019	3.0	86	31,219.8	9,666.5	0.0	75.80	550	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	26	26
2020	3.0	76	27,757.1	8,637.0	0.0	75.80	491	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	24	24
Sub			440,992.7	131,427.0	0.0	76.30	7,521			0.0	0.0	0.0	0.00	0	0.0	0.00		
Rem			226,904.4	72,010.2	0.0	75.80	4,094			763,120.2	220,290.5	0.0	4.17	689	0.0	0.00		
Total			667,897.1	203,437.1	0.0	76.12	11,615			763,120.2	220,290.5	0.0	4.17	689	0.0	0.00		

NGL SUMMARY

	CONDENSATE				ETHANE				PROPANE				BUTANE				TOTAL NGL		
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2011	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2012	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2013	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2014	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2015	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2016	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2017	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2018	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2019	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2020	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Sub	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Rem	1,101.5	0.0	75.80	62.6	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	1,101.5	0.0	826.1
Total	1,101.5	0.0	75.80	62.6	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	1,101.5	0.0	826.1

CASH FLOW BTAX

	Company Revenue M$	Crown Royalty M$	Freehold Royalty M$	ORR Royalty M$	Mineral Tax M$	Total Royalty Burden %	Net Rev After Royalties M$	Other Income M$	Sask Corp Cap Tax M$	Fixed Oper Expense M$
2011	431	0.0	0.0	0.0	25.4	6	406	0.0	0.0	6.9
2012	907	0.0	0.0	0.0	53.4	6	853	0.0	0.0	12.8
2013	1,147	0.0	0.0	0.0	67.5	6	1,079	0.0	0.0	12.4
2014	1,008	0.0	0.0	0.0	59.3	6	948	0.0	0.0	12.4
2015	888	0.0	0.0	0.0	52.3	6	836	0.0	0.0	12.4
2016	787	0.0	0.0	0.0	46.4	6	741	0.0	0.0	12.4
2017	695	0.0	0.0	0.0	41.0	6	654	0.0	0.0	12.4
2018	618	0.0	0.0	0.0	36.4	6	581	0.0	0.0	12.4
2019	550	0.0	0.0	0.0	32.4	6	517	0.0	0.0	12.4
2020	491	0.0	0.0	0.0	28.9	6	462	0.0	0.0	12.4
Sub	7,521	0.0	0.0	0.0	443.0	6	7,078	0.0	0.0	119.3
Rem	4,845	0.0	0.0	0.0	285.4	6	4,560	0.0	0.0	362.0
Total	12,366	0.0	0.0	0.0	728.4	6	11,638	0.0	0.0	481.4

	Variable Operating Expense M$	Other Expenses M$	Total Operating Costs M$	Abandon Cost & Salvage M$	Net Operating Income M$	Total Investment M$	NET Cash Flow M$	CUM Cash Flow M$	Disc Cash Flow (10%) M$
2011	3.7	0.0	10.6	0.0	395	384.0	11	11	15
2012	16.1	0.0	28.9	0.0	824	0.0	824	836	713
2013	46.0	0.0	58.4	0.0	1,021	0.0	1,021	1,856	806
2014	71.8	0.0	84.2	0.0	864	0.0	864	2,720	619
2015	82.8	0.0	95.2	0.0	741	0.0	741	3,461	482
2016	95.5	0.0	107.9	0.0	633	0.0	633	4,094	375
2017	109.5	0.0	122.0	0.0	532	0.0	532	4,626	287
2018	126.2	0.0	138.6	0.0	443	0.0	443	5,069	217
2019	145.5	0.0	157.9	0.0	359	0.0	359	5,428	160
2020	168.5	0.0	180.9	0.0	281	0.0	281	5,709	114
Sub	865.4	0.0	984.8	0.0	6,093	384.0	5,709	5,709	3,787
Rem	5,166.3	0.0	5,528.3	39.9	-1,008	37.1	-1,045	4,664	-117
Total	6,031.7	0.0	6,513.0	39.9	5,085	421.1	4,664	4,664	3,670

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	8.8
RLI (Principal Product)	33.5
Reserves Life	50.0
RLI (BOE)	33.5

TOTAL RESERVES - SALES

	GROSS	WI	CO SH	NET
Oil (bbl)	667,897	203,437	203,437	152,578
Gas (Mcf)	763,120	220,291	220,291	165,218
Gas (boe)	127,187	36,715	36,715	27,536
*NGL (bbl)	0	0	0	0
Cond (bbl)	3,816	1,101	1,101	826
Total (boe)	798,899	241,254	241,254	180,940

*This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	5,085	421.1	4,664	19.33
5	4,599	379.7	4,219	17.49
10	4,032	362.2	3,670	15.21
12	3,810	356.8	3,453	14.31
15	3,499	349.5	3,149	13.05
20	3,048	338.6	2,709	11.23

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	21,336.04	21,336.04
Cost Of Reserves	$/BOE	1.75	1.75
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX		ATAX	
		Unrisked	Risked	Unrisked	Risked
Discount Rate	(%)	10.0	10.0	10.0	10.0
Payout	(Yrs)	0.0	0.0	0.0	0.0
Discounted Payout	(Yrs)	0.0	0.0	0.0	0.0
DCF Rate of Return	(%)	> 200.0	> 200.0	> 200.0	> 200.0
NPV/Undisc Invest		8.7	8.7	8.7	5.3
NPV/Disc Invest		10.1	10.1	10.1	6.1
NPV/DIS Cap Exposure		1,013.4	1,013.4	1,013.4	614.4
NPV/BOEPD	(M$/boepd)	186.0	186.0	186.0	112.8

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

		WI		Co. Share	
		Unrisked	Risked	Unrisked	Risked
Production	(BOEPD)	20	20	20	20
Price	($/BOE)	59.84	59.84	59.84	59.84
Royalties	($/BOE)	3.52	3.52	3.52	3.52
Operating Costs	($/BOE)	1.47	1.47	1.47	1.47
NetBack	($/BOE)	54.85	54.85	54.85	54.85
Recycle Ratio	(ratio)	31.43	31.43	31.43	31.43

ajm

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM SEC 12 Month Avg December 1 2010 (CAD)

Selection : United States

Effective December 31, 2010 — Total Proved Plus Probable Reserves

Page 2 of 2

CASH FLOW ATAX

	Income Before State Tax	State Income Tax	Income Before Tax Loss	Taxable Income	Reg. Income Tax	Pref. Items	Amt. NOL Generated	Amt. NOL Claimed	Exempt Amount	Alt. Min. Tax	Land Cost	Inv. Tax Credit	Federal Income Tax	Total Income Tax	BTAX Cash Flow	ATAX Cash Flow	CUM Cash Flow	Disc Cash Flow (10%)
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	0	0	0	0	0	0	0	0	0	0	0	0	0	0	11	11	11	15
2012	0	0	0	0	0	0	0	0	0	0	0	0	0	0	824	824	836	713
2013	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,021	1,021	1,856	806
2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	864	864	2,720	619
2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	741	741	3,461	482
2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	633	633	4,094	375
2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	532	532	4,626	287
2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	443	443	5,069	217
2019	0	0	0	0	0	0	0	0	0	0	0	0	0	0	359	359	5,428	160
2020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	281	281	5,709	114
Sub	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,709	5,709	5,709	3,787
Rem	0	0	0	0	0	0	0	0	0	0	0	0	0	0	-1,045	-1,045	4,664	-117
Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,664	4,664	4,664	3,670

TAXABLE INCOME

	Resource Revenue	NOL Generated	NOL Claimed	Rem NOL Pool	Class 7 Adds	Class 15 Adds	Class 7 Claimed	Class 15 Claimed	Open Bal. Deprec. Claimed	Total Deprec.	Rem. Deprec. Pool	Amort. Claimed	Rem. Amort. Pool	Depletion Claimed	Rem. Deplet. Pool
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	43	0	0	1,6	48	0	0	0	0	288	48	0	0	0	0
2012	90	0	0	1,6	0	0	0	0	0	576	48	0	0	0	0
2013	1,1	0	0	1,6	0	0	0	0	0	576	48	0	0	0	0
2014	1,0	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2015	88	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2016	78	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2017	69	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2018	61	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2019	55	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2020	49	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
Sub	7,5	0	0	1,6	48	0	0	0	0	1,7	48	0	0	0	0
Rem	4,8	0	0	1,6	0	0	0	0	0	1,9	48	0	0	0	0
Total	12,	0	0	1,6	48	0	0	0	0	3,7	48	0	0	0	0

NET PRESENT VALUES AFTER TAX

Discount Rate	Op Income	Investment	Cash Flow	NPV/BOE
%	M$	M$	M$	$/BOE
0	5,085	421.1	4,664	19.33
5	4,599	379.7	4,219	17.49
10	4,032	362.2	3,670	15.21
12	3,810	356.8	3,453	14.31
15	3,499	349.5	3,149	13.05
20	3,048	338.6	2,709	11.23

CORPORATE OPENING TAX POOLS (M$)

Cost Depletion Pool	0.00
Amortization Pool	0.00
Amortization Pool Life	10.00 yrs
Depreciation Pool	0.00
Depreciation Pool Life	10.00 yrs
NOL Pool	1,695.28

ajm

PRICE SENSITIVITY- UNITED STATES

AJM SEC 12 MONTH AVERAGE DECEMBER 1, 2010

(US DOLLARS)

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM SEC 12 Month Avg December 1 2010 (USD)

Selection : United States

Effective December 31, 2010 | Total Proved Developed Producing Reserves | Page 1 of 2

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL							COMPANY SALES GAS							SULPHUR		TOTAL	
	Wells	Pool Rates bbl/d	Pool Volumes bbl	WI Volume bbl	RI Volume bbl	Price $/bbl	Revenue $	Wells	Pool Rates scf/d	Pool Volumes scf	WI Volume scf	RI Volume scf	Price $/Mcf	Revenue $	Co. Share Volume lt	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2011	1.0	49	17,995.2	4,792.6	0.0	79.79	286,800	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	13	13
2012	1.0	46	16,843.5	3,368.7	0.0	79.79	201,591	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	9	9
2013	1.0	30	10,891.3	2,178.3	0.0	79.79	130,353	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	6	6
2014	1.0	19	7,066.3	1,413.3	0.0	79.79	84,573	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	4	4
2015	1.0	13	4,584.7	916.9	0.0	79.79	54,872	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	3	3
2016	1.0	8	2,981.1	596.2	0.0	79.79	35,679	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	2	2
2017	1.0	5	1,927.6	385.5	0.0	79.79	23,071	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	1	1
2018	1.0	3	1,250.6	250.1	0.0	79.79	14,968	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	1	1
2019	1.0	2	811.4	162.3	0.0	79.79	9,712	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	0	0
2020	1.0	1	527.6	105.5	0.0	79.79	6,315	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	0	0
Sub			64,879.3	14,169.4	0.0	79.79	847,933			0.0	0.0	0.0	0.00	0	0.0	0.00		
Rem			128.0	25.6	0.0	79.79	1,531			0.0	0.0	0.0	0.00	0	0.0	0.00		
Total			65,007.3	14,195.0	0.0	79.79	849,465			0.0	0.0	0.0	0.00	0	0.0	0.00		

NGL SUMMARY

	CONDENSATE				ETHANE				PROPANE				BUTANE				TOTAL NGL		
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2011	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2012	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2013	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2014	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2015	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2016	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2017	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2018	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2019	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2020	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Sub	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Rem	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Total	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0

CASH FLOW BTAX

	Company Revenue $	Crown Royalty $	Freehold Royalty $	ORR Royalty $	Mineral Tax $	Total Royalty Burden %	Net Rev After Royalties $	Other Income $	Sask Corp Cap Tax $
2011	286,800	0.0	0.0	0.0	16,892.5	6	269,908	0.0	0.0
2012	201,591	0.0	0.0	0.0	11,873.7	6	189,717	0.0	0.0
2013	130,353	0.0	0.0	0.0	7,677.8	6	122,675	0.0	0.0
2014	84,573	0.0	0.0	0.0	4,981.4	6	79,592	0.0	0.0
2015	54,872	0.0	0.0	0.0	3,231.9	6	51,640	0.0	0.0
2016	35,679	0.0	0.0	0.0	2,101.5	6	33,577	0.0	0.0
2017	23,071	0.0	0.0	0.0	1,358.9	6	21,712	0.0	0.0
2018	14,968	0.0	0.0	0.0	881.6	6	14,087	0.0	0.0
2019	9,712	0.0	0.0	0.0	572.0	6	9,140	0.0	0.0
2020	6,315	0.0	0.0	0.0	371.9	6	5,943	0.0	0.0
Sub	847,933	0.0	0.0	0.0	49,943.3	6	797,990	0.0	0.0
Rem	1,531	0.0	0.0	0.0	90.2	6	1,441	0.0	0.0
Total	849,465	0.0	0.0	0.0	50,033.5	6	799,431	0.0	0.0

	Fixed Oper Expense $	Variable Operating Expense $	Other Expenses $	Total Operating Costs $	Abandon Cost & Salvage $	Net Operating Income $	Total Investment $	NET Cash Flow $	CUM Cash Flow $	Disc Cash Flow (10%) $
2011	4,404.9	2,511.0	0.0	6,915.8	0.0	262,992	0.0	262,992	262,992	251,391
2012	3,120.0	7,402.5	0.0	10,522.5	0.0	179,195	0.0	179,195	442,187	155,993
2013	3,120.0	8,710.6	0.0	11,830.6	0.0	110,845	0.0	110,845	553,031	87,701
2014	3,120.0	8,220.5	0.0	11,340.5	0.0	68,252	0.0	68,252	621,283	48,897
2015	3,120.0	7,677.0	0.0	10,797.0	0.0	40,843	0.0	40,843	662,126	26,603
2016	3,120.0	7,138.9	0.0	10,258.9	0.0	23,318	0.0	23,318	685,444	13,805
2017	3,120.0	6,591.8	0.0	9,711.8	0.0	12,000	0.0	12,000	697,444	6,459
2018	3,120.0	6,113.0	0.0	9,233.0	0.0	4,854	0.0	4,854	702,298	2,375
2019	3,120.0	5,689.1	0.0	8,809.1	0.0	330	0.0	330	702,628	147
2020	3,120.0	5,342.9	0.0	8,462.9	0.0	-2,520	0.0	-2,520	700,108	-1,019
Sub	32,484.9	65,397.3	0.0	97,882.2	0.0	700,108	0.0	700,108	700,108	592,352
Rem	1,040.0	1,677.8	0.0	2,717.8	0.0	-1,277	0.0	-1,277	698,831	-469
Total	33,524.9	67,075.2	0.0	100,600.0	0.0	698,831	0.0	698,831	698,831	591,883

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	1.7
RLI (Principal Product)	3.0
Reserves Life	11.0
RLI (BOE)	3.0

TOTAL RESERVES - SALES

	GROSS	WI	CO SH	NET
Oil (bbl)	65,007	14,195	14,195	10,646
Gas (scf)	0	0	0	0
Gas (boe)	0	0	0	0
*NGL (bbl)	0	0	0	0
Cond (bbl)	0	0	0	0
Total (boe)	65,007	14,195	14,195	10,646

*This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate %	Op Income $	Investment $	Cash Flow $	NPV/BOE $/BOE
0	698,831	0.0	698,831	49.23
5	640,316	0.0	640,316	45.11
10	591,883	0.0	591,883	41.70
12	574,799	0.0	574,799	40.49
15	551,252	0.0	551,252	38.83
20	516,751	0.0	516,751	36.40

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	0.00	0.00
Cost Of Reserves	$/BOE	0.00	0.00
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX		ATAX	
		Unrisked	Risked	Unrisked	Risked
Discount Rate	(%)	10.0	10.0	10.0	10.0
Payout	(Yrs)	0.0	0.0	0.0	0.0
Discounted Payout	(Yrs)	0.0	0.0	0.0	0.0
DCF Rate of Return	(%)	> 200.0	> 200.0	> 200.0	> 200.0
NPV/Undisc Invest		0.0	0.0	0.0	0.0
NPV/Disc Invest		0.0	0.0	0.0	0.0
NPV/DIS Cap Exposure		0.0	0.0	0.0	0.0
NPV/BOEPD	(M$/boepd)	45.1	45.1	45.1	28.4

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

		WI		Co. Share	
		Unrisked	Risked	Unrisked	Risked
Production	(BOEPD)	13	13	13	13
Price	($/BOE)	59.84	59.84	59.84	59.84
Royalties	($/BOE)	3.52	3.52	3.52	3.52
Operating Costs	($/BOE)	1.44	1.44	1.44	1.44
NetBack	($/BOE)	54.87	54.87	54.87	54.87
Recycle Ratio	(ratio)	0.00	0.00	0.00	0.00

ajm

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM SEC 12 Month Avg December 1 2010 (USD)

Selection : United States

Effective December 31, 2010 — Total Proved Developed Producing Reserves — Page 2 of 2

CASH FLOW ATAX

	Income Before State Tax $	State Income Tax $	Income Before Tax Loss $	Taxable Income $	Reg. Income Tax $	Pref. Items $	Amt. NOL Generated $	Amt. NOL Claimed $	Exempt Amount $	Alt. Min. Tax $	Land Cost $	Inv. Tax Credit $	Federal Income Tax $	Total Income Tax $	BTAX Cash Flow $	ATAX Cash Flow $	CUM Cash Flow $	Disc Cash Flow (10%) $
2011	0	0	0	0	0	0	0	0	0	0	0	0	0	0	262,992	262,992	262,992	251,391
2012	0	0	0	0	0	0	0	0	0	0	0	0	0	0	179,195	179,195	442,187	155,993
2013	0	0	0	0	0	0	0	0	0	0	0	0	0	0	110,845	110,845	553,031	87,701
2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	68,252	68,252	621,283	48,897
2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	40,843	40,843	662,126	26,603
2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	23,318	23,318	685,444	13,805
2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	12,000	12,000	697,444	6,459
2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,854	4,854	702,298	2,375
2019	0	0	0	0	0	0	0	0	0	0	0	0	0	0	330	330	702,628	147
2020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	-2,520	-2,520	700,108	-1,019
Sub	0	0	0	0	0	0	0	0	0	0	0	0	0	0	700,108	700,108	700,108	592,352
Rem	0	0	0	0	0	0	0	0	0	0	0	0	0	0	-1,277	-1,277	698,831	-469
Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	698,831	698,831	698,831	591,883

TAXABLE INCOME

	Resource Revenue $	NOL Generated $	NOL Claimed $	Rem NOL Pool $	Class 7 Adds $	Class 15 Adds $	Class 7 Claimed $	Class 15 Claimed $	Open Bal. Deprec. Claimed $	Total Deprec. $	Rem. Deprec. Pool $	Amort. Claimed $	Rem. Amort. Pool $	Depletion Claimed $	Rem. Deplet. Pool $
2011	28	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2012	20	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2013	13	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2014	84,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2015	54,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2016	35,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2017	23,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2018	14,	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2019	9,7	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
2020	6,3	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
Sub	84	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
Rem	1,5	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0
Total	84	0	0	1,6	0	0	0	0	0	0	0	0	0	0	0

NET PRESENT VALUES AFTER TAX

Discount Rate %	Op Income $	Investment $	Cash Flow $	NPV/BOE $/BOE
0	698,831	0.0	698,831	49.23
5	640,316	0.0	640,316	45.11
10	591,883	0.0	591,883	41.70
12	574,799	0.0	574,799	40.49
15	551,252	0.0	551,252	38.83
20	516,751	0.0	516,751	36.40

CORPORATE OPENING TAX POOLS (M$)

Cost Depletion Pool	0.00
Amortization Pool	0.00
Amortization Pool Life	10.00 yrs
Depreciation Pool	0.00
Depreciation Pool Life	10.00 yrs
NOL Pool	1,695.28

ajm

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM SEC 12 Month Avg December 1 2010 (USD)

Selection : United States

Effective December 31, 2010 — Total Proved Reserves

Page 1 of 2

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL							COMPANY SALES GAS							SULPHUR		TOTAL	
	Wells	Pool Rates bbl/d	Pool Volumes bbl	WI Volume bbl	RI Volume bbl	Price $/bbl	Revenue $	Wells	Pool Rates scf/d	Pool Volumes Mcf	WI Volume Mcf	RI Volume Mcf	Price $/Mcf	Revenue $	Co. Share Volume lt	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2011	2.0	69	25,356.2	7,147.8	0.0	79.79	427,741	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	20	20
2012	3.0	142	51,978.2	14,611.8	0.0	79.79	874,407	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	40	40
2013	3.0	147	53,556.4	15,831.1	0.0	79.79	947,372	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	43	43
2014	3.0	95	34,655.4	10,241.8	0.0	79.79	612,893	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	28	28
2015	3.0	61	22,424.9	6,625.8	0.0	79.79	396,505	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	18	18
2016	3.0	40	14,542.5	4,295.9	0.0	79.79	257,076	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	12	12
2017	3.0	26	9,378.6	2,769.8	0.0	79.79	165,753	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	8	8
2018	3.0	17	6,068.7	1,791.9	0.0	79.79	107,233	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	5	5
2019	3.0	11	3,927.0	1,159.3	0.0	79.79	69,374	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	3	3
2020	3.0	7	2,546.7	751.6	0.0	79.79	44,979	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	2	2
Sub			224,433.6	65,226.8	0.0	79.79	3,903,335			0.0	0.0	0.0	0.00	0	0.0	0.00		
Rem			2,136.4	668.3	0.0	79.79	39,992			122,175.6	39,096.2	0.0	4.39	128,724	0.0	0.00		
Total			226,570.0	65,895.1	0.0	79.79	3,943,326			122,175.6	39,096.2	0.0	4.39	128,724	0.0	0.00		

NGL SUMMARY

	CONDENSATE				ETHANE				PROPANE				BUTANE				TOTAL NGL		
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue $	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2011	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2012	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2013	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2014	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2015	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2016	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2017	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2018	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2019	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2020	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Sub	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Rem	195.5	0.0	79.79	11,698.1	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	195.5	0.0	146.6
Total	195.5	0.0	79.79	11,698.1	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	195.5	0.0	146.6

CASH FLOW BTAX

	Company Revenue $	Crown Royalty $	Freehold Royalty $	ORR Royalty $	Mineral Tax $	Total Royalty Burden %	Net Rev After Royalties $	Other Income $	Sask Corp Cap Tax $	Fixed Oper Expense $	Variable Operating Expense $	Other Expenses $	Total Operating Costs $	Abandon Cost & Salvage $	Net Operating Income $	Total Investment $	NET Cash Flow $	CUM Cash Flow $	Disc Cash Flow (10%) $
2011	427,741	0.0	0.0	0.0	25,194.0	6	402,547	0.0	0.0	6,900.9	3,594.6	0.0	10,495.4	0.0	392,052	384,000.0	8,052	8,052	12,450
2012	874,407	0.0	0.0	0.0	51,502.6	6	822,905	0.0	0.0	13,104.0	13,521.3	0.0	26,625.3	0.0	796,279	0.0	796,279	804,331	689,152
2013	947,372	0.0	0.0	0.0	55,800.2	6	891,572	0.0	0.0	13,104.0	32,364.9	0.0	45,468.9	0.0	846,103	0.0	846,103	1,650,435	669,495
2014	612,893	0.0	0.0	0.0	36,099.4	6	576,794	0.0	0.0	13,104.0	41,126.3	0.0	54,230.3	0.0	522,563	0.0	522,563	2,172,998	374,379
2015	396,505	0.0	0.0	0.0	23,354.2	6	373,151	0.0	0.0	13,104.0	38,701.8	0.0	51,805.8	0.0	321,346	0.0	321,346	2,494,343	209,306
2016	257,076	0.0	0.0	0.0	15,141.8	6	241,935	0.0	0.0	13,104.0	36,115.2	0.0	49,219.2	0.0	192,715	0.0	192,715	2,687,059	114,090
2017	165,753	0.0	0.0	0.0	9,762.9	6	155,990	0.0	0.0	13,104.0	33,345.6	0.0	46,449.6	0.0	109,541	0.0	109,541	2,796,599	58,958
2018	107,233	0.0	0.0	0.0	6,316.0	6	100,917	0.0	0.0	13,104.0	30,818.8	0.0	43,922.8	0.0	56,994	0.0	56,994	2,853,594	27,889
2019	69,374	0.0	0.0	0.0	4,086.1	6	65,288	0.0	0.0	13,104.0	28,515.3	0.0	41,619.3	0.0	23,668	0.0	23,668	2,877,262	10,529
2020	44,979	0.0	0.0	0.0	2,649.3	6	42,330	0.0	0.0	13,104.0	26,541.4	0.0	39,645.4	0.0	2,684	0.0	2,684	2,879,946	1,085
Sub	3,903,335	0.0	0.0	0.0	229,906.4	6	3,673,428	0.0	0.0	124,836.9	284,645.2	0.0	409,482.0	0.0	3,263,946	384,000.0	2,879,946	2,879,946	2,167,333
Rem	180,414	0.0	0.0	0.0	10,626.4	6	169,788	0.0	0.0	25,040.5	38,240.5	0.0	63,281.0	32,000.0	74,507	24,000.0	50,507	2,930,453	-9,922
Total	4,083,749	0.0	0.0	0.0	240,532.8	6	3,843,216	0.0	0.0	149,877.4	322,885.7	0.0	472,763.0	32,000.0	3,338,453	408,000.0	2,930,453	2,930,453	2,157,411

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	2.9
RLI (Principal Product)	10.2
Reserves Life	46.0
RLI (BOE)	10.2

TOTAL RESERVES - SALES

	GROSS	WI	CO SH	NET
Oil (bbl)	226,570	65,895	65,895	49,421
Gas (Mcf)	122,176	39,096	39,096	29,322
Gas (boe)	20,363	6,516	6,516	4,887
*NGL (bbl)	0	0	0	0
Cond (bbl)	611	195	195	147
Total (boe)	247,543	72,607	72,607	54,455

*This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate %	Op Income $	Investment $	Cash Flow $	NPV/BOE $/BOE
0	3,338,453	408,000.0	2,930,453	40.36
5	2,846,675	373,782.3	2,472,893	34.06
10	2,516,907	359,495.3	2,157,411	29.71
12	2,405,401	354,813.6	2,050,588	28.24
15	2,254,212	348,232.1	1,905,980	26.25
20	2,037,362	338,045.8	1,699,316	23.40

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	20,848.69	20,848.69
Cost Of Reserves	$/BOE	5.62	5.62
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX Unrisked	BTAX Risked	ATAX Unrisked	ATAX Risked
Discount Rate	(%)	10.0	10.0	10.0	10.0
Payout	(Yrs)	0.0	0.0	0.0	0.0
Discounted Payout	(Yrs)	0.0	0.0	0.0	0.0
DCF Rate of Return	(%)	> 200.0	> 200.0	> 200.0	> 200.0
NPV/Undisc Invest		5.3	5.3	5.3	3.2
NPV/Disc Invest		6.0	6.0	6.0	3.7
NPV/DIS Cap Exposure		600.1	600.1	600.1	365.0
NPV/BOEPD	(M$/boepd)	110.2	110.2	110.2	67.1

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

		WI Unrisked	WI Risked	Co. Share Unrisked	Co. Share Risked
Production	(BOEPD)	20	20	20	20
Price	($/BOE)	59.84	59.84	59.84	59.84
Royalties	($/BOE)	3.52	3.52	3.52	3.52
Operating Costs	($/BOE)	1.47	1.47	1.47	1.47
NetBack	($/BOE)	54.85	54.85	54.85	54.85
Recycle Ratio	(ratio)	9.76	9.76	9.76	9.76

ajm

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM SEC 12 Month Avg December 1 2010 (USD)

Selection : United States

Effective December 31, 2010

Total Proved Reserves

Page 2 of 2

CASH FLOW ATAX

	Income Before State Tax	State Income Tax	Income Before Tax Loss	Taxable Income	Reg. Income Tax	Pref. Items	Amt. NOL Generated	Amt. NOL Claimed	Exempt Amount	Alt. Min. Tax	Land Cost	Inv. Tax Credit	Federal Income Tax	Total Income Tax	BTAX Cash Flow	ATAX Cash Flow	CUM Cash Flow	Disc Cash Flow (10%)
	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$
2011	0	0	0	0	0	0	0	0	0	0	0	0	0	0	8,052	8,052	8,052	12,450
2012	0	0	0	0	0	0	0	0	0	0	0	0	0	0	796,279	796,279	804,331	689,152
2013	0	0	0	0	0	0	0	0	0	0	0	0	0	0	846,103	846,103	1,650,435	669,495
2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	522,563	522,563	2,172,998	374,379
2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	321,346	321,346	2,494,343	209,306
2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	192,715	192,715	2,687,059	114,090
2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	109,541	109,541	2,796,599	58,958
2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	56,994	56,994	2,853,594	27,889
2019	0	0	0	0	0	0	0	0	0	0	0	0	0	0	23,668	23,668	2,877,262	10,529
2020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,684	2,684	2,879,946	1,085
Sub	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,879,946	2,879,946	2,879,946	2,167,333
Rem	0	0	0	0	0	0	0	0	0	0	0	0	0	0	50,507	50,507	2,930,453	-9,922
Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,930,453	2,930,453	2,930,453	2,157,411

TAXABLE INCOME

	Resource Revenue	NOL Generated	NOL Claimed	Rem NOL Pool	Class 7 Adds	Class 15 Adds	Class 7 Claimed	Class 15 Claimed	Open Bal. Deprec. Claimed	Total Deprec.	Rem. Deprec. Pool	Amort. Claimed	Rem. Amort. Pool	Depletion Claimed	Rem. Deplet. Pool
	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$
2011	42	0	0	1,6	48,	0	0	0	0	288	48,	0	0	0	0
2012	87	0	0	1,6	0	0	0	0	0	576	48,	0	0	0	0
2013	94	0	0	1,6	0	0	0	0	0	576	48,	0	0	0	0
2014	61	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2015	39	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2016	25	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2017	16	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2018	10	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2019	69,	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
2020	44,	0	0	1,6	0	0	0	0	0	48,	48,	0	0	0	0
Sub	3,9	0	0	1,6	48,	0	0	0	0	1,7	48,	0	0	0	0
Rem	18	0	0	1,6	0	0	0	0	0	1,9	48,	0	0	0	0
Total	4,0	0	0	1,6	48,	0	0	0	0	3,7	48,	0	0	0	0

NET PRESENT VALUES AFTER TAX

Discount Rate	Op Income	Investment	Cash Flow	NPV/BOE
%	$	$	$	$/BOE
0	3,338,453	408,000.0	2,930,453	40.36
5	2,846,675	373,782.3	2,472,893	34.06
10	2,516,907	359,495.3	2,157,411	29.71
12	2,405,401	354,813.6	2,050,588	28.24
15	2,254,212	348,232.1	1,905,980	26.25
20	2,037,362	338,045.8	1,699,316	23.40

CORPORATE OPENING TAX POOLS (M$)

Cost Depletion Pool	0.00
Amortization Pool	0.00
Amortization Pool Life	10.00 yrs
Depreciation Pool	0.00
Depreciation Pool Life	10.00 yrs
NOL Pool	1,695.28

ajm

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM SEC 12 Month Avg December 1 2010 (USD)

Selection : United States

Effective December 31, 2010 | Total Proved Plus Probable Reserves | Page 1 of 2

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL							COMPANY SALES GAS							SULPHUR		TOTAL	
	Wells	Pool Rates bbl/d	Pool Volumes bbl	WI Volume bbl	RI Volume bbl	Price $/bbl	Revenue M$	Wells	Pool Rates scf/d	Pool Volumes Mcf	WI Volume Mcf	RI Volume Mcf	Price $/Mcf	Revenue M$	Co. Share Volume lt	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2011	2.0	70	25,655.8	7,207.9	0.0	79.79	431	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	20	20
2012	3.0	152	55,542.3	15,458.8	0.0	79.79	925	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	42	42
2013	3.0	188	68,488.1	20,172.9	0.0	79.79	1,207	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	55	55
2014	3.0	163	59,498.0	17,722.4	0.0	79.79	1,061	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	49	49
2015	3.0	142	51,924.6	15,620.9	0.0	79.79	935	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	43	43
2016	3.0	125	45,616.8	13,843.9	0.0	79.79	828	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	38	38
2017	3.0	110	40,000.5	12,232.7	0.0	79.79	732	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	34	34
2018	3.0	97	35,289.7	10,864.0	0.0	79.79	650	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	30	30
2019	3.0	86	31,219.8	9,666.5	0.0	79.79	578	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	26	26
2020	3.0	76	27,757.1	8,637.0	0.0	79.79	517	0.0	0	0.0	0.0	0.0	0.00	0	0.0	0.00	24	24
Sub			440,992.7	131,427.0	0.0	79.79	7,865			0.0	0.0	0.0	0.00	0	0.0	0.00		
Rem			226,904.4	72,010.2	0.0	79.79	4,309			763,120.2	220,290.5	0.0	4.39	725	0.0	0.00		
Total			667,897.1	203,437.1	0.0	79.79	12,174			763,120.2	220,290.5	0.0	4.39	725	0.0	0.00		

NGL SUMMARY

	CONDENSATE				ETHANE				PROPANE				BUTANE				TOTAL NGL		
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2011	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2012	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2013	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2014	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2015	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2016	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2017	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2018	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2019	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
2020	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Sub	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.0
Rem	1,101.5	0.0	79.79	65.9	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	1,101.5	0.0	826.1
Total	1,101.5	0.0	79.79	65.9	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	0.0	0.0	0.00	0.0	1,101.5	0.0	826.1

CASH FLOW BTAX

	Company Revenue M$	Crown Royalty M$	Freehold Royalty M$	ORR Royalty M$	Mineral Tax M$	Total Royalty Burden %	Net Rev After Royalties M$	Other Income M$	Sask Corp Cap Tax M$	Fixed Oper Expense M$	Variable Operating Expense M$	Other Expenses M$	Total Operating Costs M$	Abandon Cost & Salvage M$	Net Operating Income M$	Total Investment M$	NET Cash Flow M$	CUM Cash Flow M$	Disc Cash Flow (10%) M$
2011	431	0.0	0.0	0.0	25.4	6	406	0.0	0.0	6.9	3.7	0.0	10.6	0.0	395	384.0	11	11	15
2012	925	0.0	0.0	0.0	54.5	6	871	0.0	0.0	13.1	16.4	0.0	29.5	0.0	841	0.0	841	852	727
2013	1,207	0.0	0.0	0.0	71.1	6	1,136	0.0	0.0	13.1	48.4	0.0	61.5	0.0	1,075	0.0	1,075	1,927	848
2014	1,061	0.0	0.0	0.0	62.5	6	998	0.0	0.0	13.1	75.6	0.0	88.7	0.0	909	0.0	909	2,836	652
2015	935	0.0	0.0	0.0	55.1	6	880	0.0	0.0	13.1	87.1	0.0	100.2	0.0	780	0.0	780	3,616	508
2016	828	0.0	0.0	0.0	48.8	6	780	0.0	0.0	13.1	100.5	0.0	113.6	0.0	666	0.0	666	4,282	394
2017	732	0.0	0.0	0.0	43.1	6	689	0.0	0.0	13.1	115.3	0.0	128.4	0.0	561	0.0	561	4,843	302
2018	650	0.0	0.0	0.0	38.3	6	612	0.0	0.0	13.1	132.8	0.0	145.9	0.0	466	0.0	466	5,308	228
2019	578	0.0	0.0	0.0	34.1	6	544	0.0	0.0	13.1	153.1	0.0	166.2	0.0	378	0.0	378	5,687	168
2020	517	0.0	0.0	0.0	30.4	6	486	0.0	0.0	13.1	177.4	0.0	190.5	0.0	296	0.0	296	5,983	120
Sub	7,865	0.0	0.0	0.0	463.2	6	7,402	0.0	0.0	124.8	910.3	0.0	1,035.1	0.0	6,367	384.0	5,983	5,983	3,962
Rem	5,100	0.0	0.0	0.0	300.4	6	4,800	0.0	0.0	381.1	5,438.2	0.0	5,819.2	42.0	-1,061	39.0	-1,100	4,882	-123
Total	12,965	0.0	0.0	0.0	763.7	6	12,202	0.0	0.0	505.9	6,348.4	0.0	6,854.3	42.0	5,305	423.0	4,882	4,882	3,839

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	8.8
RLI (Principal Product)	33.5
Reserves Life	50.0
RLI (BOE)	33.5

TOTAL RESERVES - SALES

	GROSS	WI	CO SH	NET
Oil (bbl)	667,897	203,437	203,437	152,578
Gas (Mcf)	763,120	220,291	220,291	165,218
Gas (boe)	127,187	36,715	36,715	27,536
*NGL (bbl)	0	0	0	0
Cond (bbl)	3,816	1,101	1,101	826
Total (boe)	798,899	241,254	241,254	180,940

*This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	5,305	423.0	4,882	20.24
5	4,796	380.2	4,416	18.30
10	4,202	362.3	3,839	15.91
12	3,969	356.9	3,612	14.97
15	3,642	349.5	3,293	13.65
20	3,170	338.7	2,831	11.73

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	21,434.86	21,434.86
Cost Of Reserves	$/BOE	1.75	1.75
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX		ATAX	
		Unrisked	Risked	Unrisked	Risked
Discount Rate	(%)	10.0	10.0	10.0	10.0
Payout	(Yrs)	0.0	0.0	0.0	0.0
Discounted Payout	(Yrs)	0.0	0.0	0.0	0.0
DCF Rate of Return	(%)	> 200.0	> 200.0	> 200.0	> 200.0
NPV/Undisc Invest		9.1	9.1	9.1	5.5
NPV/Disc Invest		10.6	10.6	10.6	6.4
NPV/DIS Cap Exposure		1,059.7	1,059.7	1,059.7	642.9
NPV/BOEPD	(M$/boepd)	194.6	194.6	194.6	118.0

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

		WI		Co. Share	
		Unrisked	Risked	Unrisked	Risked
Production	(BOEPD)	20	20	20	20
Price	($/BOE)	59.84	59.84	59.84	59.84
Royalties	($/BOE)	3.52	3.52	3.52	3.52
Operating Costs	($/BOE)	1.47	1.47	1.47	1.47
NetBack	($/BOE)	54.85	54.85	54.85	54.85
Recycle Ratio	(ratio)	31.28	31.28	31.28	31.28

ajm

Delta Oil & Gas Inc.
CASH FLOW TAX POOL
AJM SEC 12 Month Avg December 1 2010 (USD)

Selection : United States
Effective December 31, 2010

Total Proved Plus Probable Reserves

Page 2 of 2

CASH FLOW ATAX

	Income Before State Tax	State Income Tax	Income Before Tax Loss	Taxable Income	Reg. Income Tax	Pref. Items	Amt. NOL Generated	Amt. NOL Claimed	Exempt Amount	Alt. Min. Tax	Land Cost	Inv. Tax Credit	Federal Income Tax	Total Income Tax	BTAX Cash Flow	ATAX Cash Flow	CUM Cash Flow	Disc Cash Flow (10%)
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	0	0	0	0	0	0	0	0	0	0	0	0	0	0	11	11	11	15
2012	0	0	0	0	0	0	0	0	0	0	0	0	0	0	841	841	852	727
2013	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,075	1,075	1,927	848
2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	909	909	2,836	652
2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	780	780	3,616	508
2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	666	666	4,282	394
2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	561	561	4,843	302
2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	466	466	5,308	228
2019	0	0	0	0	0	0	0	0	0	0	0	0	0	0	378	378	5,687	168
2020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	296	296	5,983	120
Sub	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,983	5,983	5,983	3,962
Rem	0	0	0	0	0	0	0	0	0	0	0	0	0	0	-1,100	-1,100	4,882	-123
Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,882	4,882	4,882	3,839

TAXABLE INCOME

	Resource Revenue	NOL Generated	NOL Claimed	Rem NOL Pool	Class 7 Adds	Class 15 Adds	Class 7 Claimed	Class 15 Claimed	Open Bal. Deprec. Claimed	Total Deprec.	Rem. Deprec. Pool	Amort. Claimed	Rem. Amort. Pool	Depletion Claimed	Rem. Deplet. Pool
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	43	0	0	1,6	48	0	0	0	0	288	48	0	0	0	0
2012	92	0	0	1,6	0	0	0	0	0	576	48	0	0	0	0
2013	1,2	0	0	1,6	0	0	0	0	0	576	48	0	0	0	0
2014	1,0	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2015	93	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2016	82	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2017	73	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2018	65	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2019	57	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
2020	51	0	0	1,6	0	0	0	0	0	48	48	0	0	0	0
Sub	7,8	0	0	1,6	48	0	0	0	0	1,7	48	0	0	0	0
Rem	5,1	0	0	1,6	0	0	0	0	0	1,9	48	0	0	0	0
Total	12,	0	0	1,6	48	0	0	0	0	3,7	48	0	0	0	0

NET PRESENT VALUES AFTER TAX

Discount Rate	Op Income	Investment	Cash Flow	NPV/BOE
%	M$	M$	M$	$/BOE
0	5,305	423.0	4,882	20.24
5	4,796	380.2	4,416	18.30
10	4,202	362.3	3,839	15.91
12	3,969	356.9	3,612	14.97
15	3,642	349.5	3,293	13.65
20	3,170	338.7	2,831	11.73

CORPORATE OPENING TAX POOLS (M$)

Cost Depletion Pool	0.00
Amortization Pool	0.00
Amortization Pool Life	10.00 yrs
Depreciation Pool	0.00
Depreciation Pool Life	10.00 yrs
NOL Pool	1,695.28

ajm

EVALUATION PROCEDURE

DEFINITIONS AND METHODOLOGY

Effective as of December 2010

Table of Contents

Procedure

Resource and Reserves Definitions

Resource and Reserves Estimation

Production Forecasts

Land Schedules and Maps

Geology

Royalties and Taxes

Operating and Capital Considerations

Price and Market Demand Forecasts

Glossary of Terms

PROCEDURE

AJM Petroleum Consultants has prepared estimates of resources and reserves in accordance with the definitions published in The Canadian Oil and Gas Evaluation Handbook (COGEH), Volume 1, 2nd Edition. The reader is referred to the Handbook for a complete description of the particular definitions quoted as follows.

Resources or Reserves Evaluation

A "Resources or Reserves Evaluation" is the process whereby a qualified reserves evaluator estimates the quantities and values of oil and gas resources or reserves by interpreting and assessing all available pertinent data. The value of an oil and gas asset is a function of the ability or potential ability of that asset to generate future net revenue, and it is measured using a set of forward-looking assumptions regarding resources or reserves, production, prices, and costs. Evaluations of oil and gas assets, in particular reserves, include a discounted cash flow analysis of estimated future net revenue.

Reserves Audit

A "Reserves Audit" is the process carried out by a qualified reserves auditor that results in a reasonable assurance, in the form of an opinion, that the reserves information has in all material respects been determined and presented according to the principles and definitions adopted by the Society of Petroleum Evaluation Engineers ("SPEE") (Calgary Chapter), and Association of Professional Engineers, Geologists and Geophysicists of Alberta ("APEGGA") and are, therefore free of material misstatement.

The reserves evaluations prepared by the Corporation have been audited, not for the purpose of verifying exactness, but the reserves information, company policies, procedures, and methods used in estimating the reserves will be examined in sufficient detail so that AJM Petroleum Consultants ("AJM") can express an opinion as to whether, in the aggregate, the reserves information presented by the Corporation are reasonable.

AJM may require its own independent evaluation of the reserves information for a small number of properties, or for a large number of properties as tests for the reasonableness of the Corporation's evaluations. The tests to be applied to the Corporation's evaluations insofar as their methods and controls and the properties selected to be re-evaluated will be determined by AJM, in its sole judgment, to arrive at an opinion as to the reasonableness of the Corporation's evaluations.

Reserves Review

A "Reserves Review" is the process whereby a reserves auditor conducts a high-level assessment of reserves information to determine if it is plausible. The steps consist primarily of enquiry, analytical procedure, analysis, review of historical reserves performance, and discussion with the Corporation's reserves management staff.

"Plausible" means the reserves data appear to be worthy of belief based on the information obtained by the independent qualified reserves auditor in carrying out the aforementioned steps. Negative assurance can be given by the independent reserves auditor, but an opinion cannot. For example, "Nothing came to my attention that would indicate the reserves information has not been prepared and presented in accordance with principles and definitions adopted by the SPEE (Calgary Chapter), and APEGGA (Practice Standard for the Evaluation of Oil and Gas Reserves for Public Disclosure).

Reviews do not require examination of the detailed document that supports the reserves information, unless this information does not appear to be plausible.

5
RESOURCE AND RESERVE DEFINITIONS

The term "resources" encompasses all petroleum quantities that originally existed on or within the earth's crust in naturally occurring accumulations, including Discovered and Undiscovered (recoverable and unrecoverable) plus quantities already produced. Accordingly, total resources is equivalent to Total Petroleum Initially-In-Place ("PIIP").

Total Petroleum Initially-In-Place ("PIIP") is that quantity of petroleum that is estimated to exist originally in naturally occurring accumulations. It includes that quantity of petroleum that is estimated, as of a given date, to be contained in known accumulations, prior to production, plus those estimated quantities in accumulations yet to be discovered (equivalent to "total resources").

Discovered Petroleum Initially-In-Place (equivalent to discovered resources) is that quantity of petroleum that is estimated, as of a given date, to be contained in known accumulations prior to production. The recoverable portion of Discovered Petroleum Initially-In-Place includes Production, Reserves, and Contingent Resources; the remainder is unrecoverable.

Production is the cumulative quantity of petroleum that has been recovered at a given date.

Reserves are estimated remaining quantities of oil and natural gas and related substances anticipated to be recoverable from known accumulations, as of a given date, based on: the analysis of drilling, geological, geophysical, and engineering data; the use of established technology; and specified economic conditions, which are generally accepted as being reasonable. Reserves are further classified in accordance with the level of certainty associated with the estimates and may be sub-classified based on development and production status. Refer to the full definitions on Reserves in Section 5.4 of COGEH.

Contingent Resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from known accumulations using established technology or technology under development, but which are not currently considered to be commercially recoverable due to one or more contingencies. Contingencies may include factors such as economic, legal, environmental, political and regulatory matters, or a lack of markets. It is also appropriate to classify as contingent resources the estimated discovered recoverable quantities associated with a project in the early evaluation stage. Contingent Resources are further classified in accordance with the level of certainty associated with the estimates and may be sub-classified based on project maturity and/or characterized by their economic status. Refer to COGEH and Figure 5-1.

Unrecoverable is that portion of Discovered and Undiscovered PIIP quantities which is estimated, as of a given date, not to be recoverable by future development projects. A portion of these quantities may become recoverable in the future as commercial circumstances change or technological developments occur; the remaining portion may never be recovered due to the physical/chemical constraints represented by subsurface interaction of fluids and reservoir rocks.

Undiscovered Petroleum Initially-In-Place (equivalent to undiscovered resources) is that quantity of petroleum that is estimated, on a given date, to be contained in accumulations yet to be discovered. The recoverable portion of Undiscovered Petroleum Initially-In-Place is referred to as Prospective Resources; the remainder as Unrecoverable.

Prospective Resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. Prospective Resources have both an associated chance of discovery and a chance of development. Prospective Resources are further subdivided in accordance with the level of certainty associated with recoverable estimates assuming their discovery and development and may be sub-classified based on project maturity. Refer to COGEH and Figure 5-1.

Reserves, Contingent Resources, and Prospective Resources should not be combined without recognition of the significant differences in criteria associated with their classification. For example, the sum of Reserves, Contingent Resources, and Prospective Resources may be referred to as Remaining Recoverable Resources. When resources categories are combined, it is important that each component of the summation also be provided, and it should be made clear whether and how the components in the summation were adjusted for risk.

Uncertainty Ranges

The range of uncertainty of estimated recoverable volumes may be represented by either deterministic scenarios or by a probability distribution. Resources should be provided as low, best, and high estimates as follows:

Low Estimate: This is considered to be a conservative estimate of the quantity that will actually be recovered. It is likely that the actual remaining quantities recovered will exceed the low estimate. If probabilistic methods are used, there should be at least a 90 percent probability (P90) that the quantities actually recovered will equal or exceed the low estimate.

Best Estimate: This is considered to be the best estimate of the quantity that will actually be recovered. It is equally likely that the actual remaining quantities recovered will be greater or less than the best estimate. If probabilistic methods are used, there should be at least a 50 percent probability (P50) that the quantities actually recovered will equal or exceed the best estimate.

High Estimate: This is considered to be an optimistic estimate of the quantity that will actually be recovered. It is unlikely that the actual remaining quantities recovered will exceed the high estimate. If probabilistic methods are used, there should be at least a 10 percent probability (P10) that the quantities actually recovered will equal or exceed the high estimate.

This approach to describing uncertainty may be applied to reserves, contingent resources, and prospective resources. There may be significant risk that subcommercial and undiscovered accumulations will not achieve commercial production. However, it is useful to consider and identify the range of potentially recoverable quantities independently of such risk.

Assessing Commerciality

In order to assign recoverable resources of any category, a development plan consisting of one or more projects needs to be defined. In-place quantities for which a feasible project cannot be defined using established technology or technology under development are classified as unrecoverable. In this context "technology under development" refers to technology that has been developed and verified by testing as feasible for future commercial applications to the subject reservoir. In the early stage of exploration or development, project definition will not be of the detail expected in later stages of maturity. In most cases recovery efficiency will be largely based on analogous projects.

Estimates of recoverable quantities are stated in terms of the sales products derived from a development program, assuming commercial development. It must be recognized that reserves, contingent resources, and prospective resources involve different risks associated with achieving commerciality. The likelihood that a project will achieve commerciality is referred to as the "chance of commerciality". The chance of commerciality varies in different categories of recoverable resources as follows:

Reserves: To be classified as reserves, estimated recoverable quantities must be associated with a project(s) that has demonstrated commercial viability. Under the fiscal conditions applied in the estimation of reserves, the chance of commerciality is effectively 100 percent.

Contingent Resources: Not all technically feasible development plans will be commercial. The commercial viability of a development project is dependent on the forecast of fiscal conditions over the life of the project. For contingent resources the risk component relating to the likelihood that an accumulation will be commercially developed is referred to as the "chance of development". For contingent resources the chance of commerciality is equal to the chance of development.

Prospective Resources: Not all exploration projects will result in discoveries. The chance that an exploration project will result in the discovery of petroleum is referred to as the "chance of discovery". Thus, for an undiscovered accumulation the chance of commerciality is the product of two risk components —the chance of discovery and the chance of development.

Economic Status

By definition, reserves are commercially (and hence economically) recoverable. A portion of contingent resources may also be associated with projects that are economically viable but have not yet satisfied all requirements of commerciality. Accordingly, it may be a desirable option to subclassify contingent resources by economic status.

Economic Contingent Resources are those contingent resources that are not currently economically recoverable.

Sub-Economic Contingent Resources are those contingent resources that are not currently economically recoverable.

Where evaluations are incomplete such that it is premature to identify the economic viability of a project, it is acceptable to note that project economic status is "undetermined" (i.e., "contingent resources — economic status undetermined").

In examining economic viability, the same fiscal conditions should be applied as in the estimation of reserves, i.e. specified economic conditions, which are generally accepted as being reasonable (refer to COGEH Volume 2, Section 5.8).

Reserve Categories

Reserves are classified by AJM in accordance with the following definitions published by COGEH and which meet the standards established by National Instrument 51-101, Standards of Disclosure for Oil and Gas Activities and found in Appendix 1 to Companion Policy 51-101 CP, Part 2 Definition of Reserves.

Reserves are estimated remaining quantities of oil and natural gas and related substances anticipated to be recoverable from known accumulations, as of a given date, based on

•      analysis of drilling, geological, geophysical, and engineering data;

•      the use of established technology; and

•      specified economic conditions, which are generally accepted as being reasonable and shall be disclosed.

Reserves are classified according to the degree of certainty associated with the estimates:

Proved Reserves are those reserves that can be estimated with a high degree of certainty to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated proved reserves.

Probable Reserves are those additional reserves that are less certain to be recovered than proved reserves. It is equally likely that the actual remaining quantities recovered will be greater or less than the sum of the estimated proved plus probable reserves.

Possible Reserves are those additional reserves that are less certain to be recovered than probable reserves. It is unlikely that the actual remaining quantities recovered will exceed the sum of the estimated proved plus probable plus possible reserves.

Development and Production Status

Each of the reserves categories (proved, probable and possible) may be divided into developed and undeveloped categories:

Developed Reserves are those reserves that are expected to be recovered from existing wells and installed facilities or, if facilities have not been installed, that would involve a low expenditure (for example, when compared to the cost of drilling a well) to put the reserves on production. The developed category may be subdivided into producing and non-producing.

Developed Producing Reserves are those reserves that are expected to be recovered from completion intervals open at the time of the estimate. These reserves may be currently producing, or if shut-in, they must have previously been on production, and the date of resumption of production must be known with reasonable certainty.

Developed Non-Producing Reserves are those reserves that either have not been on production, or have previously been on production, but are shut-in, and the date of resumption of production is unknown.

Undeveloped Reserves are those reserves expected to be recovered from known accumulations where a significant expenditure (for example, when compared to the cost of drilling a well) is required to render them capable of production. They must fully meet the requirements of the reserves category (proved, probable, possible) to which they are assigned.

In multi-well pools it may be appropriate to allocate total pool reserves between the developed and undeveloped categories or to subdivide the developed reserves for the pool between developed producing and developed non-producing. This allocation should be based on the estimator's assessment as to the reserves that will be recovered from specific wells, facilities, and completion intervals in the pool and their respective development and production status.

Levels of Certainty for Reported Reserves

The qualitative certainty levels referred to in the definitions above are applicable to individual reserves entities (which refers to the lowest level at which reserves calculations are performed) and to reported reserves (which refers to the highest — level sum of individual entity estimates for which reserves estimates are presented). Reported reserves should target the following levels of certainty under a specific set of economic conditions:

•	at least a 90 percent probability that the quantities actually recovered will equal or exceed the estimated proved reserves;
•	at least a 50 percent probability that the quantities actually recovered will equal or exceed the sum of the estimated proved plus probable reserves; and

•	at least a 10 percent probability that the quantities actually recovered will equal or exceed the sum of the estimated proved plus probable plus possible reserves.

A quantitative measure of the certainty levels pertaining to estimates prepared for the various reserves categories is desirable to provide a clearer understanding of the associated risks and uncertainties. However, the majority of reserves estimates are prepared using deterministic methods that do not provide a mathematically derived quantitative measure of probability. In principle, there should be no difference between estimates prepared using probabilistic or deterministic methods.

RESOURCE AND RESERVE ESTIMATION

AJM generally assigns reserves to properties via deterministic methods. Probabilistic estimation techniques are typically used where there is a low degree of certainty in the information available and is generally used in resource evaluations. This will be stated within the detailed property reports.

Deterministic

Reserves and resources were estimated either by i) volumetric, ii) decline curve analysis, iii) material balance techniques, or iv) performance predictions.

Volumetric reserves were estimated using the wellbore net pay and an assigned drainage area or, where sufficient data was available, the reservoir volumes calculated from isopach maps. Reservoir rock and fluid data were obtained from available core analysis, well logs, PVT data, gas analysis, government sources, and other published information either on the evaluated pool or from a similar reservoir in the immediate area. In mature (producing) reservoirs decline curve analysis and/or material balance was utilized in all applicable evaluations.

Statistical Analysis

Whenever there is the need within an evaluation to assign reserves based on analogy or when volumetric reserves are being assigned, AJM utilizes a variety of different tools in support of. When evaluating Western Canadian prospects, typically AJM uses petr0CUBETM.

The petroCUBE program is a web-based (www.petroCUBE.com) product co-developed by AJM Petroleum Consultants and geoLOGIC Systems Inc. petroCUBE provides geostatistical, technical, and financial information for conventional hydrocarbon plays throughout the Western Canadian Sedimentary Basin ("WCSB").

The information provided by petroCUBE is an unbiased independent perspective into the historical performance of the conventional hydrocarbon activity in the WCSB. The statistical information is presented by commodity type (gas, oil) with each commodity further analyzed by geographic area and play type.

Analysis output includes cumulative frequency resource distribution curves, chance of success tables, production performance profiles for each play type and area, unrisked and risked resources, and initial production rates on a per well zone basis, and full cycle economic and play parameters.

Cumulative frequency curves show how the volumes for a play are distributed. These calculations include the average volumes for a play (P50), volumes for the best 50 percent of the wells (P50), the minimum volumes developed by 90 percent of the wells (P90).

Reserves assigned are compared to those volumes noted in the cumulative frequency curves for the corresponding area and play type. Typically an expected or proved plus probable reserve is a P50 volume.

Probabilistic

Because of the uncertainty inherent in reservoir parameters, probabilistic analysis, which is based on statistical techniques, provides a formulated approach by which to obtain a reasonable assessment of the petroleum initially in place (PIIP) and/or the recoverable resource. Probabilistic analysis involves generating a range of possible outcomes for each unknown parameter and their associated probability of occurrence. When probabilistic analysis is applied to resource estimation, it provides a range of possible PIIPs or recoverable resources.

In preparing a resource estimate, AJM assesses the following volumetric parameters: areal extent, net pay thickness, porosity, hydrocarbon saturation, reservoir temperature, reservoir pressure, gas compressibility factor, recovery factor, and surface loss. A team of professional engineers and geologists experienced in probabilistic resource evaluation considered each of the parameters individually to estimate the most reasonable range of values. Working from existing data, the team discusses and agrees on the low (P90) and high (P10) values for each parameter. To help test the reasonableness of the proposed range, a minimum (P99) and maximum (P1) value are also extrapolated from the low and high values. After ranges have been established for each parameter, these independent distributions are used to determine a P90, P50, and P10 result which comprise AJM's estimated range of PIIP or recoverable resource.

It is important to note that the process used to determine the final P10, P90 and P50 results involves multiplying the various volumetric parameters together. This yields results which require adjustments to maintain an appropriate probability of occurrence. For example, when calculating total reservoir volume (Area x Pay), the chance of getting a volume greater than the P10 Area x P10 Pay is less than 10 percent —the chance of getting the calculated result is only 3.5 percent (P3.5). As you multiply additional P10 values, the probability of achieving the calculated value becomes less likely. Similarly, multiplying P90 parameters together will yield a result that has a probability greater than P90. As such, when multiplying independent distributions together the results must be adjusted via interpolation to determine final P90 and P10 values.

The results appearing in this report represent interpolated P90 and P10  values. As defined by COGEH (and the Petroleum Resource Management System "PRMS"), the P50 estimate is the "best estimate" for reporting purposes.

PRODUCTION FORECASTS

Production forecasts were based on historical trends or by comparison with other wells in the immediate area producing from similar reservoirs. Non-producing gas reserves were forecast to come on-stream within the first two years from the effective date under direct sales pricing and deliverability assumptions, if a tie-in point to an existing gathering system was in close proximity (approximately two miles). If the tie-in point was of a greater distance (and dependent on the reserve volume and risk) the reserves were forecast to come on-stream in years three or four from the effective date. If the reserves were located in a remote location and/or the reserve volume was of higher risk, the reserves were forecast to come on-stream beyond five years from the effective date. These on-stream dates were used when the company could not provide specific on-stream date information.

LAND SCHEDULE AND MAPS

The evaluated Corporation provided schedules of land ownership which included lessor and lessee royalty burdens. The land data was accepted as factual and no investigation of title by AJM was made to verify the records

Well maps included within this report represent all of the Corporation's interests that were evaluated in the specified area.

GEOLOGY

An initial review of each property is undertaken to establish the produced maturity of the reservoir being evaluated. Where extensive production history exists a geologic analysis is not conducted since the remaining hydrocarbons can be determined by productivity analysis.

For properties that are not of a mature production nature a geologic review is conducted. This work consists of:

• developing a regional understanding of the play,

• assessing reservoir parameters from the nearest analogous production,

•  analysis of all relevant well data including logs, cores, and tests to measure net formation thickness (pay), porosity, and initial water saturation,

•  auditing of client mapping or developing maps to meet AJM's need to establish volumetric hydrocarbons-in-place.

Procedures specific to the project are discussed in the body of the report.

ROYALTIES AND TAXES

General

All royalties and taxes, including the lessor and overriding royalties, are based on government regulations, negotiated leases or farmout agreements, that were in effect as of the evaluation effective date. If regulations chance, the net after royalty recoverable reserve volumes may differ materially.

AJM Petroleum Consultants utilizes a variety of reserves and valuation products in determining the result sets.

OPERATING AND CAPITAL CONSIDERATIONS

Operating and capital costs were based on current costs escalated to the date the cost was incurred, and are in current year dollars. The economic runs provide the escalated dollar costs as found in the Pricing Table 1 in the Price and Market Demand section.

Reserves estimated to meet the standards of NI 51-101 for constant prices and costs (optimal), are based on unescalated operating and capital costs.

Capital costs were either provided by the Corporation (and reviewed by AJM for reasonableness); or determined by AJM taking into account well capability, facility requirement, and distance to markets. Facility expenditures for shut-in gas are forecast to occur prior to the well's first production.

Operating costs were determined from historical data on the property as provided by the evaluated Corporation. If this data was not available or incomplete, the costs were based on AJM experience and historical database. Operating costs are defined into three types.

The first type, variable ($/Unit), covers the costs directly associated with the product production. Costs for processing, gathering and compression are based on raw gas volumes. Over the life of the project the costs are inflated in escalated runs to reflect the increase in costs over time. In a constant dollar review the costs remain flat over the project life.

The second type, fixed plant or battery ($/year), is again a fixed component over the project life and reflects any gas plant or battery operating costs allocated back to the evaluated group. The plant or battery can also be run as a separate group and subsequently consolidated at the property level.

The third type takes the remaining costs that are not associated with the first two and assigns them to the well based on a fixed and variable component. A split of 65 percent fixed and 35 percent variable assumes efficiencies of operation over time, i.e.: the well operator can reduce the number of monthly visits as the well matures, workovers may be delayed, well maintenance can also be reduced. The basic assumption is that the field operator will continue to find efficiencies to reduce the costs over time to maintain the overall $/Boe cost. Thus as the production drops over time the 35 percent variable cost will account for these efficiencies. If production is flat all the costs will also remain flat. Both the fixed and variable costs in this type are inflated in the escalated case and held constant in the constant dollar review. These costs also include property taxes, lease rentals, government fees, and administrative overhead.

In reserve evaluations conducted for purposes of NI 51-101, well abandonment and reclamation costs have been included and these costs were either provided by the Corporation (and reviewed by AJM for reasonableness) or based on area averages taken from the Energy Resources Conservation Board ("ERCB") Directive on section called the "Alberta Regional Well Abandonment Cost Tables" (only the base abandonment costs were utilized and no consideration for groundwater protection, vent flow repair costs, or gas migration costs were considered). If there were multiple events to abandon the costs were increased by a 25 percent factor. Site reclamation costs were taken from the ERCB Directive on section called "Alberta Regional Well Reclamation Cost Tables". For undeveloped reserve estimates for undrilled locations, both abandonment and site reclamation costs are also included for the purpose of determining whether reserves should be attributed to that property in the first year in which the reserves are considered for attribution to the property. Map references for the ERCB Directive on are part of the ERCB Directive oo6. For abandonments in British Columbia, Saskatchewan, and Manitoba, adjacent Alberta areas were referenced.

PRICE AND MARKET DEMAND FORECASTS

Base Case Forecast Effective December 31, 2010

The attached price and market forecasts have been prepared by AJM, based on information available from numerous government agencies, industry publications, oil refineries, natural gas marketers, and industry trends.

The prices are AJM's best estimate of how the future will look, based on the many uncertainties that exist in both the domestic Canadian and international petroleum industries. Inflation forecasts and exchange rates, an integral part of the forecast, have also been considered.

In preparing the price forecast AJM considers the current monthly trends, the actual and trends for the year to date, and the prior year actual in determining the forecast. The base forecast for both oil and gas is based on NYM EX futures in US dollars.

The crude oil and natural gas forecasts are based on yearly variable factors weighted to higher percent in current data and reflecting a higher percent to the prior year historical. These forecasts are AJM's interpretation of current available information and while they are considered reasonable, changing market conditions or additional information may require alteration from the indicated effective date.

AJM Petroleum Consultants
Canadian Domestic Price Forecast
Base Case Forecast Effective December 31, 2010

						Crude Oil Pricing							Natural Gas Liquids Pricing				Natural Gas Pricing									Sulphur
													Edmonton Par Prices				Alberta	Alberta	Alberta	Alberta	Alberta	B.C.	Sask.
			Rice	Cost	Cdn to US	WTI at Cushing Oklahoma	WTI at Cushing Oklahoma	Edmonton City Gate	Edmonton City Gate	Med. 011 29 Deg. API Cromer, Sic	Bow River 25 Deg. API Hardisty	Heavy 011 12 Deg. API Ha rdisty	Ethane	Propane	Butane	Pentanes + Condensate	Reference Average Rice	AECO Average Rice	AECO Average Rice	System Plant Gate Sales	Direct Plant Gate Sales	Direct Stn. 2 Sales	Direct Plant Gate Sales	NYMEX	NYMEX	Alberta Plant Gate
			Inflation	Inflation	Exchange	US$/bbl	US$/bbl	Cdn$/bbl	Cdn$/bbl	Cdn$/bbl	Cdn$/bbl	Cdn$/bbl	Cdn$/bbl	Cdn$/bbl	Cdn$/bbl	Cdn$/bbl	CdnS/Ind	CdnS/Ind	CdnS/Ind	CdnS/Ind	CdnS/Ind	CdnS/Ind	CdnS/Ind	ISS/Md	ISS/Md	CdnS/It
			Rate	Rate	Rate	Real	Current	Real	Current	Current	Current	Current	Current	Current	Current	Current	Current	Real	Current	Current	Current	Current	Current	Real	Current	Current
H	1997		1.6%	1.6%	0.722	$26.56	$20.60	$36.08	$27.98	$23.71	$21.26	$14.35	n/a	$19.41	$19.02	$30.85	$1.87	$2.21	$1.71	$1.78	$1.69	$1.98	$1.74	$3.34	$2.59	$11.50
I	1998		0.7%	0.7%	0.675	$18.25	$14.38	$25.49	$20.08	$16.94	$14.63	$9.43	n/a	$11.97	$12.92	$22.35	$1.94	$2.63	$2.07	$1.90	$1.95	$2.00	$2.13	$2.68	$2.11	$(6.51)
s	1999		1.8%	1.8%	0.648	$24.32	$19.29	$34.54	$27.41	$21.72	$20.29	$17.62	$8.09	$13.21	$14.39	$20.94	$2.48	$3.47	$2.75	$2.22	$2.50	$2.52	$2.61	$2.64	$2.10	$6.93
t	2000		2.6%	2.6%	0.674	$37.41	$30.22	$54.89	$44.33	$39.89	$34.46	$28.57	$14.10	$32.59	$36.51	$46.30	$4.51	$6.20	$5.01	$4.84	$4.86	$4.89	$5.05	$5.35	$4.32	$13.59
o	2001		2.5%	2.5%	0.646	$31.19	$25.87	$47.22	$39.17	$31.54	$25.12	$18.07	$17.20	$30.62	$30.49	$43.03	$5.39	$7.56	$6.27	$5.42	$6.11	$6.26	$6.10	$4.74	$3.93	$(14.50)
r	2002		2.3%	2.3%	0.636	$30.68	$26.11	$47.39	$40.33	$35.52	$31.89	$27.63	$11.21	$20.92	$27.78	$41.22	$3.88	$4.79	$4.07	$3.85	$3.91	$3.93	$4.08	$3.94	$3.36	$12.74
I	2003		2.8%	2.8%	0.710	$35.62	$31.01	$49.97	$43.51	$37.47	$32.96	$27.35	$18.43	$32.31	$36.03	$45.18	$6.12	$7.69	$6.70	$6.11	$6.53	$6.32	$6.67	$6.29	$5.48	$40.99
c	2004		1.8%	1.8%	0.770	$46.28	$41.45	$59.13	$52.96	$45.76	$38.01	$30.44	$19.04	$35.20	$44.07	$55.49	$6.31	$7.34	$6.57	$6.32	$6.40	$6.44	$6.84	$6.98	$6.25	$40.82
a	2005		2.2%	2.2%	0.823	$62.05	$56.61	$75.99	$69.33	$57.39	$45.68	$33.77	$23.80	$43.23	$51.91	$74.67	$8.31	$9.63	$8.78	$8.56	$8.61	$8.13	$8.51	$9.77	$8.91	$40.99
I	2006		2.0%	2.0%	0.882	$70.78	$66.06	$78.58	$73.34	$62.42	$52.04	$39.68	$19.81	$44.11	$58.16	$78.19	$6.56	$7.01	$6.54	$6.63	$6.35	$6.45	$7.11	$7.23	$6.75	$19.51
	2007		2.1%	2.1%	0.921	$76.00	$72.38	$80.94	$77.09	$65.18	$53.86	$39.75	$18.41	$49.77	$59.40	$81.67	$6.20	$6.76	$6.44	$6.31	$6.22	$6.02	$6.54	$7.32	$6.97	$38.32
	2008		2.4%	2.4%	0.951	$10232	$99.58	$105.66	$102.83	$93.26	$83.97	$73.17	$22.61	$56.94	$83.56	$109.80	$7.88	$8.40	$8.18	$8.13	$7.94	$8.09	$8.19	$9.12	$8.88	$304.51
	2009		0.3%	0.3%	0.874	$61.98	$61.78	$66.41	$66.21	$62.77	$59.90	$54.49	$11.60	$34.56	$56.29	$69.59	$3.84	$3.97	$3.96	$3.94	$3.74	$4.03	$4.14	$3.92	$3.90	$(4.97)
	2010		1.7%	1.7%	0.966	$79.35	$79.35	$77.77	$77.77	$73.48	$68.07	$60.46	$11.50	$45.62	$69.45	$84.95	$3.80	$4.01	$4.01	$4.08	$3.73	$3.88	$3.87	$4.40	$4.40	$53.67
2
0	0 Mths H		0.0%	0.0%	0.000	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
1	12 Mths F		0.0%	0.0%	1.000	$85.00	$85.00	$82.80	$82.80	$76.55	$71.10	$64.80	$11.40	$45.55	$70.40	$86.95	$3.85	$4.10	$4.10	$3.80	$3.90	$3.80	$4.05	$4.50	$4.50	$50.00
1	Avg.		n/a	n/a	0.000	$85.00	$85.00	$82.80	$82.80	$76.55	$71.10	$64.80	$11.40	$45.55	$70.40	$86.95	$3.85	$4.10	$4.10	$3.80	$3.90	$3.80	$4.05	$4.50	$4.50	$50.00
F	2011		0.0%	0.0%	1.000	$85.00	$85.00	$82.80	$82.80	$76.55	$71.10	$64.80	$11.40	$45.55	$70.40	$86.95	$3.85	$4.10	$4.10	$3.80	$3.90	$3.80	$4.05	$4.50	$4.50	$50.00
o	2012		2.0%	2.0%	0.980	$87.50	$89.25	$87.05	$88.80	$81.65	$75.50	$68.80	$12.90	$48.85	$75.50	$93.25	$4.35	$4.50	$4.60	$4.30	$4.40	$4.30	$4.55	$5.00	$5.10	$51.00
r	2013		2.0%	2.0%	0.950	$88.00	$91.55	$90.40	$94.05	$85.95	$79.05	$71.95	$14.70	$51.75	$79.95	$98.75	$4.95	$5.00	$5.20	$4.90	$5.00	$4.90	$5.15	$5.50	$5.70	$52.00
e	2014		2.0%	2.0%	0.950	$90.00	$95.50	$92.50	$98.15	$89.05	$81.35	$73.85	$15.60	$54.00	$83.45	$103.05	$5.25	$5.20	$5.50	$5.20	$5.30	$5.20	$5.45	$5.75	$6.10	$53.05
c	2015		2.0%	2.0%	0.950	$95.00	$102.85	$97.75	$105.80	$95.30	$87.10	$79.20	$16.35	$58.20	$89.95	$111.10	$5.50	$5.30	$5.75	$5.45	$5.55	$5.45	$5.70	$6.00	$6.50	$54.10
a	2016		2.0%	2.0%	0.950	$100.00	$110.40	$103.00	$113.70	$102.45	$93.90	$85.70	$17.70	$62.55	$96.65	$119.40	$5.95	$5.60	$6.20	$5.90	$6.00	$5.90	$6.15	$6.10	$6.75	$55.20
s	2017		2.0%	2.0%	0.950	$100.00	$112.60	$103.05	$116.05	$104.05	$95.15	$88.05	$18.75	$63.85	$98.65	$121.85	$6.30	$5.80	$6.55	$6.25	$6.35	$6.25	$6.50	$6.25	$7.05	$56.30
t	2018		2.0%	2.0%	0.950	$100.00	$114.85	$103.05	$118.35	$104.85	$96.35	$90.35	$20.10	$65.10	$100.60	$124.25	$6.75	$6.10	$7.00	$6.70	$6.80	$6.70	$6.95	$6.40	$7.35	$57.45
	2019		2.0%	2.0%	0.950	$100.00	$117.15	$103.05	$120.75	$105.75	$98.75	$92.75	$21.00	$66.40	$102.65	$126.80	$7.05	$6.25	$7.30	$7.00	$7.10	$7.00	$7.25	$6.50	$7.60	$58.60
	2020		2.0%	2.0%	0.950	$100.00	$119.50	$103.05	$123.15	$108.15	$101.15	$95.15	$21.45	$67.75	$104.70	$129.30	$7.20	$6.25	$7.45	$7.15	$7.25	$7.15	$7.40	$6.60	$7.90	$59.75
	2021		2.0%	2.0%	0.950	$100.00	$121.90	$103.05	$125.60	$110.60	$103.60	$97.60	$21.90	$69.10	$106.75	$131.90	$7.35	$6.25	$7.60	$7.30	$7.40	$7.30	$7.55	$6.75	$8.25	$60.95
	2022		2.0%	2.0%	0.950	$10000	$124.35	$103.05	$128.15	$113.15	$10615	$100.15	$22.35	$70.50	$108.95	$134.55	$7.50	$6.25	$7.75	$7.45	$7.55	$7.45	$7.70	$6.75	$8.40	$62.15
	2023		2.0%	2.0%	0.950	$100.00	$126.80	$103.05	$130.70	$115.70	$108.70	$102.70	$22.95	$71.90	$111.10	$137.25	$7.70	$6.25	$7.95	$7.65	$7.75	$7.65	$7.90	$6.75	$8.55	$63.40
	2024		2.0%	2.0%	0.950	$100.00	$129.35	$103.05	$133.30	$118.30	$111.30	$105.30	$23.40	$73.30	$113.30	$139.95	$7.85	$6.25	$8.10	$7.80	$7.90	$7.80	$8.05	$6.75	$8.75	$64.65
	2025		2.0%	2.0%	0.950	$100.00	$131.95	$103.05	$135.95	$120.95	$113.95	$107.95	$23.85	$74.75	$115.55	$142.75	$8.00	$6.25	$8.25	$7.95	$8.05	$7.95	$8.20	$6.75	$8.90	$65.95
	2026		2.0%	2.0%	0.950	$100.00	$134.60	$103.05	$138.70	$123.70	$116.70	$110.70	$24.30	$76.30	$117.90	$145.65	$8.15	$6.25	$8.40	$8.10	$8.20	$8.10	$8.35	$6.75	$9.10	$67.25
	2027		2.0%	2.0%	0.950	$100.00	$137.30	$103.05	$141.45	$126.45	$119.45	$113.45	$24.90	$77.80	$120.25	$148.50	$8.35	$6.25	$8.60	$8.30	$8.40	$8.30	$8.55	$6.75	$9.25	$68.60
	2028		2.0%	2.0%	0.950	$100.00	$140.00	$103.05	$144.30	$129.30	$122.30	$116.30	$25.35	$79.35	$122.65	$151.50	$8.50	$6.25	$8.75	$8.45	$8.55	$8.45	$8.70	$6.75	$9.45	$69.95
	2029		2.0%	2.0%	0.950	$100.00	$142.80	$103.05	$147.20	$132.20	$125.20	$119.20	$25.95	$80.95	$125.10	$154.55	$8.70	$6.25	$8.95	$8.65	$8.75	$8.65	$8.90	$6.75	$9.65	$71.35
	2030		2.0%	2.0%	0.950	$100.00	$145.70	$103.05	$150.10	$135.10	$128.10	$122.10	$26.40	$82.55	$127.60	$157.60	$8.85	$6.25	$9.10	$8.80	$8.90	$8.80	$9.05	$6.75	$9.85	$72.80
	2029	+	20%	2.0%	0.950	0.0%	2.0%	0.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	0.0%	2.0%	2.0%	2.0%	2.0%	2.0%	0.0%	2.0%	2.0%

Notes:
-  All prices are in Canadian dollars except WTI and NYMEX gas which are in U.S. dollars.
-   Edmonton city gate prkes based on light sweet crude posted at major Canadian refineries. (40 Deg. API < 0.5% Sulphur)
-   Natural Gas Liquid prices are forecasted at Edmonton therefore an additional transportation cost must be included to plant gate sales point.
-   1 Mcf is equivalent to 1 mbtu.
-   System gas prkes includes TCGSL, Progas, Pan Alberta and Alliance.
-   Real dollars fisted include future growth in prices with no escalation considered.
-   Alberta gas prices, except AECO, include an Average cast of service to the plant gate.
-   The Alberta Royalty Tax Credit (ARTC) was eliminated effective January 1, 2007.

Price Summary

GLOSSARY OF TERMS

AJM subscribes to the Glossary of Terms as defined by the Canadian Oil and Gas Evaluation Handbook, Volume 2.

PROPERTY INDEX

1.           Hartburg, Newton County, Texas